Exhibit 2.39

UPDATED EXECUTION COPY

SECOND AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT

between

NATIONAL MEDICAL CARE, INC.

as Seller

and

NMC FUNDING CORPORATION

as Purchaser

Dated as of January 17, 2013

TABLE OF CONTENTS

		Page
Article I
DEFINITIONS

SECTION 1.1.	Certain Defined Terms	1
SECTION 1.2.	Other Terms	10
SECTION 1.3.	Computation of Time Periods	11

Article II
PURCHASE AND SETTLEMENTS

SECTION 2.1.	Purchases of Receivables; Agreement to Purchase	11
SECTION 2.2.	Payment for the Purchases	12
SECTION 2.3.	Purchase Price Credit Adjustments	14
SECTION 2.4.	Payments and Computations, Etc	14
SECTION 2.5.	Transfer of Records to Purchaser	14
SECTION 2.6.	Protection of Ownership Interest of the Purchaser	15
SECTION 2.7.	Additional Transferring Affiliates	16
SECTION 2.8.	Letters of Credit	16

Article III
REPRESENTATIONS AND WARRANTIES

SECTION 3.1.	Representations and Warranties of the Seller	18
SECTION 3.2.	Reaffirmation of Representations and Warranties by the Seller	22

Article IV
CONDITIONS PRECEDENT

SECTION 4.1.	Conditions Precedent to Closing	22
SECTION 4.2.	Conditions Precedent to Purchases	22

Article V
COVENANTS

SECTION 5.1.	Affirmative Covenants of Seller	23
SECTION 5.2.	Negative Covenants of the Seller	28

i

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EXHIBITS

EXHIBIT A                                              [RESERVED]

EXHIBIT B                                              [RESERVED]

EXHIBIT C                                              [RESERVED]

EXHIBIT D                                              Form of Special Account Letter

EXHIBIT E                                               Form of Subordinated Note

EXHIBIT F                                                List of Actions and Suits

EXHIBIT G                                              Location of Records

EXHIBIT H                                             List of Seller’s Subsidiaries, Divisions and Tradenames

EXHIBIT I                                                  Form of Transferring Affiliate Letter

EXHIBIT J                                                  List of Transferring Affiliates, Chief Executive Offices of Transferring Affiliates and Tradenames

EXHIBIT K                                             Form of Account Agent Agreement

iii

SECOND AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT

This SECOND AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT (this “Agreement”) dated as of January 17, 2013, is entered into by and between NATIONAL MEDICAL CARE, INC., a Delaware corporation, as seller (the “Seller”), and NMC FUNDING CORPORATION, a Delaware corporation, as purchaser (the “Purchaser”).

PRELIMINARY STATEMENTS

WHEREAS, the Seller and the Purchaser are parties to that certain Amended and Restated Receivables Purchase Agreement dated as of October 16, 2008 (as amended prior to the date hereof, the “Existing Receivables Purchase Agreement”); and

WHEREAS, the parties hereto desire to amend and restate the Existing Receivables Purchase Agreement in its entirety.

NOW, THEREFORE, the parties hereby agree as follows:

ARTICLE I

DEFINITIONS

SECTION 1.1.  Certain Defined Terms.  Capitalized terms used and not otherwise defined herein have the meanings assigned to such terms in the TAA. As used in this Agreement, the following terms shall have the following meanings:

“Account Agent Agreement” means an agreement in substantially the form of Exhibit K hereto.

“Adverse Claim” means a lien, security interest, charge or encumbrance, or other right or claim in, of or on any Person’s assets or properties in favor of any other Person (including any UCC financing statement or any similar instrument filed against such Person’s assets or properties).

“Affected Assets” means, collectively, the Receivables and the Related Security, Collections and Proceeds relating thereto.

“Affiliate” means, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under direct or indirect common control with, such Person.  A Person shall be deemed to control another Person if the controlling Person possesses, directly or indirectly, the power to direct or cause the direction of the management or policies of the controlled Person, whether through ownership of voting stock, by contract or otherwise.

“Aggregate Unpaids” has the meaning specified in the TAA.

“Agreement” has the meaning specified in the Preamble hereto.

“Bankruptcy Code” means the United States Bankruptcy Code, 11 U.S.C. §101 et seq., as amended.

“Base Rate” has the meaning specified in the TAA.

“Benefit Plan” means any employee benefit plan as defined in Section 3(3) of ERISA in respect of which the Seller or any ERISA Affiliate of the Seller is, or at any time during the immediately preceding six years was, an “employer” as defined in Section 3(5) of ERISA.

“Business Day” means any day excluding Saturday, Sunday and any day on which banks in New York, New York are authorized or required by law to close.

“Capitalized Lease” of a Person means any lease of property by such Person as lessee which would be capitalized on a balance sheet of such Person prepared in accordance with GAAP.

“CHAMPUS/VA” means, collectively, (i) the Civilian Health and Medical Program of the Uniformed Service, a program of medical benefits covering retirees and dependents of a member or a former member of a uniformed service, provided, financed and supervised by the United States Department of Defense and established by 10 USC §1071 et seq. and (ii) the Civilian Health and Medical Program of Veterans Affairs, a program of medical benefits covering dependents of veterans, administered by the United States Veterans’ Administration and Department of Defense and established by 38 USC §1713 et seq.

“CHAMPUS/VA Regulations” means collectively, all regulations of the Civilian Health and Medical Program of the Uniformed Services and the Civilian Health and Medical Program of Veterans Affairs, including (a) all federal statutes (whether set forth in 10 USC 1071, 38 USC 1713 or elsewhere) affecting CHAMPUS/VA; and (b) all applicable provisions of all rules, regulations (including 32 CFR 199 and 38 CFR 17.54), manuals, orders, and administrative, reimbursement and other guidelines of all governmental authorities (including, without limitation, HHS, the Department of Defense, the Veterans’ Administration, the Department of Transportation, the Assistant Secretary of Defense (Health Affairs), and the Office of CHAMPUS, or any Person or entity succeeding to the functions of any of the foregoing) promulgated pursuant to or in connection with any of the foregoing (whether or not having the force of law), in each case as may be amended, supplemented or otherwise modified from time to time.

“Closing Date” means January 17, 2013.

“CMS” means the Centers for Medicare and Medicaid Services, formerly known as the Health Care Financing Administration, an agency of the HHS charged with administering and regulating, among other things, certain aspects of Medicaid and Medicare and any successor agency or agencies charged with such responsibilities.

“Code” means the Internal Revenue Code of 1986, as amended.

“Collection Account” has the meaning specified in the TAA.

“Collection Agent” means at any time the Person then authorized pursuant to Section 6.1 of the TAA to service, administer and collect Receivables.

“Collection Date” means the date on which the TAA shall be terminated in accordance with its terms and all of the Aggregate Unpaids thereunder paid in full.

“Commercial Obligor” means any Obligor referred to in clause (C) or (E) of the definition of “Obligor”.

“Concentration Account” has the meaning specified in the TAA.

“Concentration Account Agreement” has the meaning specified in the TAA.

“Concentration Account Bank” has the meaning specified in the TAA.

“Concentration Account Notice” has the meaning specified in the TAA.

“Confidential Information” has the meaning specified in Section 5.1(d).

“Credit and Collection Policy” shall mean the Seller’s credit and collection policy or policies and practices, relating to Contracts and Receivables existing on the date hereof and as modified from time to time in compliance with Section 5.2(c).

“Designated Account Agent” means, in the case of any Originating Entity, an Affiliate thereof that (i) is, directly or indirectly, a wholly-owned Subsidiary of FMCH, (ii) has agreed to maintain a deposit account for the benefit of such Originating Entity to which Obligors in respect of such Originating Entity have been directed to remit payments on Receivables, and (iii) shall have executed and delivered to the Purchaser an Account Agent Agreement.

“Eligible Receivable” has the meaning set forth in the TAA, except that, for purposes of this Agreement (a) the criteria listed in clause (ii) of the definition of Eligible Receivable in the TAA shall not be applicable and (b) references in clauses (iii), (iv) and (v) of such definition in the TAA to “the time of the initial creation of an interest therein hereunder” shall instead be deemed to mean and refer to “the time such Receivable was sold or transferred by the Seller to the Purchaser hereunder.”

“ERISA” means the U.S. Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated and rulings issued thereunder.

“ERISA Affiliate” means, with respect to any Person, (i) any corporation which is a member of the same controlled group of corporations (within the meaning of Section 414(b) of the Code (as in effect from time to time, the “Code”)) as such Person; (ii) a trade or business (whether or not incorporated) under common control (within the meaning of Section 414(c) of the Code) with such Person; or (iii) a member of the same affiliated service group (within the meaning of Section 414(n) of the Code) as such Person, any corporation described in clause (i) above or any trade or business described in clause (ii) above.

“Event of Bankruptcy” means, with respect to any Person, (i) that such Person (a) shall generally not pay its debts as such debts become due or (b) shall admit in writing its inability to pay its debts generally or (c) shall make a general assignment for the benefit of creditors; (ii) any proceeding shall be instituted by or against such Person seeking to adjudicate it as bankruptcy or insolvent, or seeking liquidation, winding up, reorganization, arrangements, adjustment, protection, relief or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee or other similar official for it or any substantial part of its property or (iii) if such Person is a corporation (or other business entity), such Person or any Subsidiary shall take any corporate (or analogous) action to authorize any of the actions set forth in the preceding clauses (i) or (ii).

“Finance Charges” means, with respect to a Contract, any finance, interest, late or similar charges owing by an Obligor pursuant to such Contract.

“FME KGaA” means Fresenius Medical Care AG & Co. KGaA, formerly known as  Fresenius Medical Care AG, a partnership limited by shares organized and existing under the laws of the Federal Republic of Germany and its successors and permitted assigns.

“FME KGaA Credit Facility” shall have the meaning specified in the TAA.

“FMCH” means Fresenius Medical Care Holdings, Inc., a New York corporation, and its successors and permitted assigns.

“GAAP” means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such accounting profession, which are in effect as of the date of this Agreement.

“Guaranty” means, with respect to any Person any agreement by which such Person assumes, guarantees, endorses, contingently agrees to purchase or provide funds for the payment of, or otherwise becomes liable upon, the obligation of any other Person, or agrees to maintain the net worth or working capital or other financial condition of any other Person or otherwise assures any other creditor of such other Person against loss, including, without limitation, any comfort letter, operating agreement or take-or-pay contract and shall include, without limitation, the contingent liability of such Person in connection with any application for a letter of credit.

“HHS” means the Department of Health and Human Services, an agency of the Federal Government of the United States.

“Hospital Obligor” means any Obligor referred to in clause (D) of the definition of “Obligor” contained in this Section 1.1 hereof.

“Indebtedness” means, with respect to any Person and without duplication, such Person’s (i) obligations for borrowed money, (ii) obligations representing the deferred purchase price of property other than accounts payable arising in the ordinary course of such Person’s business on terms customary in the trade, (iii) obligations, whether or not assumed, secured by liens or payable out of the proceeds or production from property now or hereafter owned or acquired by such Person, (iv) obligations which are evidenced by notes, acceptances, or other instruments, (v) Capitalized Lease obligations and (vi) obligations for which such Person is obligated pursuant to a Guaranty.

“Indemnified Amounts” has the meaning specified in Section 8.1 hereof.

“Indemnified Parties” has the meaning specified in Section 8.1 hereof.

“Intermediate Concentration Account” has the meaning specified in the TAA.

“Intermediate Concentration Account Agreement” has the meaning specified in the TAA.

“Intermediate Concentration Account Bank” has the meaning specified in the TAA.

“Intermediate Concentration Account Notice” has the meaning specified in the TAA.

“Investor Report” has the meaning specified in the TAA.

“Law” means any law (including common law), constitution, statute, treaty, regulation, rule, ordinance, order, injunction, writ, decree or award of any Official Body.

“L/C Issuer” has the meaning specified in the TAA.

“Letter of Credit” has the meaning specified in the TAA.

“Letter of Credit Application” has the meaning specified in the TAA.

“Material Adverse Effect” means a material adverse effect on any of (i) the collectibility or enforceability of a material portion of the Receivables or Related Security, (ii) the ability of the Seller or any other Originating Entity to charge or collect a material portion of the Receivables or Related Security, (iii) the ability of (A) the Seller or any other Originating Entity to perform or observe in any material respect any provision of this Agreement or any other Transaction Document to which it is a party or (B) of FME KGaA or FMCH to cause the due and punctual performance and observation by the Seller of any such provision or, if the Seller shall fail to do so, to perform or observe any such provision required to be performed or observed by the Seller under this Agreement or any other Transaction Document to which the Seller is party, in each case pursuant to the Parent Agreement, (iv) the ability of (A) any Transferring Affiliate to perform or observe in any material respect any provision of the Transferring Affiliate Letter or, in the case of any Designated Account Agent, the applicable Account Agent Agreement or (B) of FME KGaA or FMCH to cause the due and punctual performance and observation by such Transferring Affiliate or such Designated Account Agent of any such provision or, if such Transferring Affiliate or such Designated Account Agent shall fail to do so, to perform or observe any such provision, in each case, pursuant to the Parent

Agreement, (v) the financial condition, operations, businesses or properties of FME KGaA, FMCH, the Seller or the Transferor or (vi) the interests of the Purchaser and/or its assignees under the Transaction Documents.

“Medicaid” means the medical assistance program established by Title XIX of the Social Security Act (42 USC §§1396 et seq.) and any statutes succeeding thereto.

“Medicaid Regulations” means, collectively, (a) all federal statutes (whether set forth in Title XIX of the Social Security Act or elsewhere) affecting Medicaid; (b) all state statutes and plans for medical assistance enacted in connection with such statutes and federal rules and regulations promulgated pursuant to or in connection with such statutes; and (c) all applicable provisions of all rules, regulations manuals, orders and administrative, reimbursement and other guidelines of all governmental authorities (including, without limitation, HHS, CMS, the office of the Inspector General for HHS, or any Person succeeding to the functions of any of the foregoing) promulgated pursuant to or in connection with any of the foregoing (whether or not having the force of law), in each case as may be amended, supplemented or otherwise modified from time to time.

“Medicare” means the health insurance program for the aged and disabled established by Title XVIII of the Social Security Act (42 USC §§1395 et seq.) and any statutes succeeding thereto.

“Medicare Regulations” means, collectively, (a) all federal statutes (whether set forth in Title XVIII of the Social Security Act or elsewhere) affecting Medicare; and (b) all applicable provisions of all rules, regulations, manuals, orders and administrative, reimbursement and other guidelines of all governmental authorities (including, without limitation, HHS, CMS, the Office of the Inspector General for HHS, or any Person succeeding to the functions of any of the foregoing) promulgated pursuant to or in connection with the foregoing (whether or not having the force of law), as each may be amended, supplemented or otherwise modified from time to time.

“Moody’s” means Moody’s Investors Service, Inc.

“Multiemployer Plan” means a “multiemployer plan” as defined in Section 4001(a)(3) of ERISA which is or was at any time during the current year or the immediately preceding five years contributed to by the Seller or any ERISA Affiliate of the Seller on behalf of its employees.

“Net Investment” has the meaning specified in the TAA.

“Obligor” of any Receivable means (i) any Person obligated to make payments of such Receivable pursuant to a Contract and/or (ii) any Person owing any amount in respect of such Receivable, or in respect of any Related Security with respect to such Receivable, all such Persons referred to in any of clauses (A), (B), (E), (F) and (G) below, and each Person referred to in any of clauses (C) and (D) below, to be deemed for purposes of this Agreement to be one Obligor:

(A):  all Persons owing Receivables or Related Security under the Medicare program.

(B):  all Persons owing Receivables or Related Security under the Medicaid program.

(C):  each Person which is an insurance company.

(D):  each Person which is a hospital or other health care provider.

(E):  all Persons, other than health care providers or Persons referred to in clause (A), (B), (C) or (D) above or clause (F) or (G) below, owing Receivables arising from the sale of services or merchandise.

(F):  all Persons owing Receivables or Related Security under the CHAMPUS/VA Program.

(G):  all Persons who receive the services or merchandise the sale of which results in Receivables that are not insured, guaranteed or otherwise supported in respect thereof by any of the Persons referred to in clauses (A) through (F) above, including any Person owing any amount in respect of Receivables by reason of insurance policy deductibles or co-insurance agreements or arrangements.

“Official Body” means any government or political subdivision or any agency, authority, bureau, central bank, commission, department or instrumentality of any such government or political subdivision, or any court, tribunal, grand jury or arbitrator, or any accounting board or authority (whether or not a part of government) which is responsible for the establishment or interpretation of national or international accounting principles in each case whether foreign or domestic.

“Original Closing Date” means August 28, 1997.

“Originating Entity” means any of the Seller and any Transferring Affiliate.

“Parent Agreement” has the meaning specified in the TAA.

“Parent Group” means, collectively, FME KGaA, FMCH, the Seller, the Originating Entities and their Subsidiaries and Affiliates (other than the Purchaser), and “Parent Group Member” means any such Person individually.

“Person” means any corporation, limited liability company, natural person, firm, joint venture, partnership, trust, unincorporated organization, enterprise, government or any department or agency or any government.

“Potential Seller Default” means an event which but for the lapse of time or the giving of notice, or both, would constitute a Seller Default.

“Primary Payor” means (i) each Obligor referred to in clauses (A), (B), (E), (F) and (G) of the definition of “Obligor”, (ii) collectively, all Obligors of the type referred to in clause (C) of the definition of “Obligor” and (iii) collectively, all Obligors of the type referred to in clause (D) of the definition of “Obligor”.

“Proceeds” means “proceeds” as defined in Section 9-102 of the UCC.

“Purchase” means, on any Business Day, the sale, assignment, contribution, transfer and/or other conveyance of  Receivables, together with the Related Assets with respect thereto, from the Seller to the Purchaser in accordance with the terms of Article II hereof.

“Purchase Price” means, with respect to any Purchase on any date, the aggregate price to be paid to the Seller in connection therewith, which shall be an amount equal to (i) the Outstanding Balance of the Receivables that are the subject of such Purchase, minus any Contractual Adjustments in respect of such Receivables, multiplied by (ii) the Purchase Price Percentage then in effect.

“Purchase Price Credit” means a credit in favor of the Purchaser against the Purchase Price otherwise due and payable by the Purchaser hereunder.

“Purchase Price Percentage” means 97%, or such other percentage as may be agreed from time to time by the Purchaser and the Seller and which would provide the Purchaser with a reasonable return on its Purchases hereunder after taking into account (i) the time value of money based upon the anticipated dates of collection of such Receivables and the cost to the Purchaser of financing its investment in such Receivables during such period including, without limitation, any costs as may be associated with the procurement of Letters of Credit and (ii) the risk of nonpayment by the Obligors.  The Seller and the Purchaser may agree from time to time to change the Purchase Price Percentage based on changes in the items described in clauses (i) and (ii) above, provided that any change to the Purchase Price Percentage shall apply only prospectively and shall not affect the Purchase Price in respect of Purchases made prior to the date on which the Purchaser and the Seller agree to make such change.

“Purchaser” means NMC Funding Corporation, and its successors and permitted assigns.

“Receivable Systems” has the meaning specified in Section 3.1(z).

“Records” means all Contracts and other documents, books, records and other information (including, without limitation, computer programs, tapes, discs, punch cards, data processing software and related property and rights) maintained with respect to receivables and the related Obligors.

“Recharacterization” has the meaning specified in Section 9.12(a).

“Related Assets” has the meaning specified in Section 2.1(a) hereof.

“Related Security” means with respect to any Receivable, all of the Seller’s rights, title and interest in, to and under:

(i)            all of the Seller’s or any Transferring Affiliate’s interest, if any, in the merchandise (including returned or repossessed merchandise), if any, the sale of which gave rise to such Receivable;

(ii)                                  all other security interests or liens and property subject thereto from time to time, if any, purporting to secure payment of such Receivable, whether pursuant to the Contract related to such Receivable or otherwise, together with all financing statements signed by an Obligor describing any collateral securing such Receivable;

(iii)                               all guarantees, indemnities, warranties, insurance (and proceeds and premium refunds thereof) or other agreements or arrangements of any kind from time to time supporting or securing payment of such Receivable whether pursuant to the Contract related to such Receivable or otherwise, including, without limitation, insurance, guaranties and other agreements or arrangements under the Medicare program, the Medicaid program, state renal programs, CHAMPUS/VA, private insurance policies, and hospital and other health care programs and health care provider arrangements;

(iv)                              all Records related to such Receivable;

(v)                                 all rights and remedies of the Seller under the Transferring Affiliate Letter, together with all financing statements filed in connection therewith against the Transferring Affiliates; and

(vi)                              all Proceeds of any of the foregoing.

“Responsible Officer” means any of the Chief Executive Officer, the President, the Chief Financial Officer, the Controller, the Treasurer or an Assistant Treasurer of the Seller.

“Revolving Loan” has the meaning specified in Section 2.2(b).

“Seller” means National Medical Care, Inc., a Delaware corporation, and its successors and permitted assigns.

“Seller Default” has the meaning specified in Section 7.1.

“Settlement Date” means (i) the last Business Day of each calendar month with respect to the immediately preceding calendar month and (ii) any additional day designated by the Purchaser.

“Social Security Act” means the Social Security Act, as amended from time to time, and the regulations promulgated and rulings and advisory opinions issued thereunder.

“Special Account” means a special depositary account maintained at a bank acceptable to the Agent for the purpose of receiving Collections, which account is in the name of either (i) the Originating Entity in respect of the Receivables giving rise to such Collections or (ii) a Designated Account Agent acting on behalf of such Originating Entity.

“Special Account Bank” means any of the banks holding one or more Special Accounts.

“Special Account Letter” means a letter, in substantially the form of Exhibit D hereto, from an Originating Entity (or, if applicable, a Designated Account Agent) to any Special Account Bank, executed by such Originating Entity (or such Designated Account Agent) to such Special Account Bank.

“Standard & Poor’s” or “S&P” means Standard & Poor’s Ratings Services, a Standard & Poor’s Financial Services LLC business.

“Subordinated Note” has the meaning specified in Section 2.2(b) hereof.

“Subsidiary” of a Person means any Person more than 50% of the outstanding voting interests of which shall at any time be owned or controlled, directly or indirectly, by such Person or by one or more Subsidiaries of such Person or any similar business organization which is so owned or controlled.

“TAA” means that certain Sixth Amended and Restated Transfer and Administration Agreement dated as of the Closing Date among the Purchaser, as “Transferor”, the Seller, as the initial “Collection Agent” thereunder, the Persons parties thereto as “Conduit Investors”, the Persons parties thereto as “Bank Investors”, the Persons parties thereto as “Administrative Agents” and The Bank of Nova Scotia, as “Agent”, as the same has been or may hereafter be from time to time amended, restated, supplemented or otherwise modified.

“Termination Date” means the date, occurring after the “Termination Date” under the TAA, which the parties hereto agree shall be the Termination Date for purposes of this Agreement.

“Transaction Documents” has the meaning specified in the TAA.

“UCC” means, with respect to any state, the Uniform Commercial Code as from time to time in effect in such state.

“U.S.” or “United States” means the United States of America.

“US Government Obligor” means any Obligor that is the government of the United States, or any subdivision or agency thereof the obligations of which are supported by the full faith and credit of the United States, and shall include any Obligor referred to in clause (A), (B) or (F) of the definition of “Obligor”.

“Voting Stock” shall have the meaning specified in the TAA.

SECTION 1.2.  Other Terms.  All accounting terms not specifically defined herein shall be construed in accordance with GAAP.  All terms used in Article 9 of the UCC in the State of New York, and not specifically defined herein, are used herein as defined in such Article 9.

SECTION 1.3.  Computation of Time Periods.  Unless otherwise stated in this Agreement, in the computation of a period of time from a specified date to a later specified date, the word “from” means “from and including”, the words “to” and “until” each means “to but excluding”, and the word “within” means “from and excluding a specified date and to and including a later specified date”.

SECTION 1.4.  Amendment and Restatement.  Subject to the satisfaction of the conditions precedent set forth in Section 4.1, this Agreement amends and restates the Existing Receivables Purchase Agreement in its entirety.  This Agreement is not intended to constitute a novation of the Existing Receivables Purchase Agreement.  Upon the effectiveness of this Agreement (the “Effective Date”), each reference to the Existing Receivables Purchase Agreement in any other document, instrument or agreement executed and/or delivered in connection therewith shall mean and be a reference to this Agreement.

ARTICLE II

PURCHASE AND SETTLEMENTS

SECTION 2.1.  Purchases of Receivables; Agreement to Purchase.  (a)  Pursuant to the Existing Receivables Purchase Agreement, the Purchaser purchased from the Seller all of the Seller’s right, title and interest in and to each and every Receivable existing as of the Original Closing Date and Receivables arising thereafter.  Subject to the terms and conditions hereinafter set forth, the Purchaser hereby purchases from the Seller, and the Seller hereby sells, transfers, assigns and otherwise conveys to the Purchaser, all of the Seller’s right, title and interest in and to each and every Receivable existing as of the Closing Date as well as each and every Receivable which may arise at any time thereafter until the Termination Date, together, in each case, with the Related Security, Collections and Proceeds with respect thereto (such Related Security, Collections and Proceeds, collectively, the “Related Assets”). All of the Seller’s right, title and interest in and to all Receivables and the Related Assets with respect thereto arising on each day prior to the Termination Date shall, without further action of any type being required on the part of the Purchaser or the Seller (and notwithstanding any delay in making payment of the Purchase Price therefor, or any delay in making any notation reflecting payment of such Purchase Price), be automatically transferred on such day to the Purchaser, whereupon the Purchaser shall have the obligation to pay the Purchase Price in respect thereof in the manner, at the time and otherwise in accordance with the terms specified in this Agreement.  Prior to paying the Purchase Price hereunder in respect of any Purchase, the Purchaser may request of the Seller, and the Seller shall deliver, such approvals, opinions, information, reports or documents as the Purchaser may reasonably request.

(b)                                 It is the intention of the parties hereto that each Purchase of Receivables made hereunder shall constitute a true sale of such Receivables and the Related Assets with respect thereto (including, in the case of Receivables, a “sale of accounts,” as such term is used in Article 9 of the UCC), which sales shall, in each case, be absolute and irrevocable and provide the Purchaser with the full benefits of ownership of such Receivables and Related Assets.

Except for the Purchase Price Credits owed pursuant to Section 2.3 hereof, each sale of Receivables by the Seller to the Purchaser is made without recourse to the Seller; provided, however, that (i) the Seller shall be liable to the Purchaser for all representations, warranties and covenants made by the Seller pursuant to the terms of this Agreement or any other Transaction Document, and (ii) such sale does not constitute and is not intended to result in an assumption by the Purchaser of any obligation of the Seller, any Transferring Affiliate or any other Person arising under or in connection with the Receivables, the Related Assets and/or the related Contracts. In view of the intention of the parties hereto that the Purchases of Receivables made hereunder shall constitute sales of such Receivables rather than a loan secured by such Receivables, the Seller agrees on or prior to the date hereof to mark its master data processing records relating to the Receivables with a legend, acceptable to the Purchaser, evidencing that the Purchaser has purchased such Receivables as provided in this Agreement and to note in its financial statements that its Receivables have been sold to the Purchaser.

(c)                                  Notwithstanding any other provision of this Agreement to the contrary, no Purchases shall be made hereunder from and after the time of any Event of Bankruptcy with respect to the Seller or the Purchaser.

SECTION 2.2.  Payment for the Purchases.  (a)  The Purchase Price for each Purchase of Receivables hereunder shall be payable in full by the Purchaser to the Seller by one or any combination of the following means:

(i)                                     by the issuance of equity in the manner contemplated in that certain Stockholder and Subscription Agreement dated as of August 28, 1997 between the Seller and the Purchaser or in such other manner as may from time to time be agreed as between the Seller and the Purchaser or as may be deemed to have been effected in accordance with the terms hereof (the action of the Seller giving rise to any such issuance of equity being a “Capital Contribution”);

(ii)                                  by the delivery of immediately available funds, to the extent of funds then available to the Purchaser or then being made available to the Purchaser in connection with its subsequent sale of an interest in such Receivables to the Agent (on behalf of any Conduit Investor or the Bank Investors, as applicable) under the TAA;

(iii)                               by the delivery of a Letter of Credit procured by and for the account of the Purchaser in accordance with Section 2.8, in form and substance satisfactory to the Seller, for the benefit of such beneficiary as shall have been designated by the Seller; and/or

(iv)                              by the application of the proceeds of a Revolving Loan.

The Purchase Price for each Purchase shall be payable in full by the Purchaser to the Seller or its designee on the date of such Purchase, except that the Purchaser may, with respect to any such Purchase, offset against such Purchase Price any amounts owed by the Seller to the Purchaser hereunder and which have become due but remain unpaid.

(b)                                 If the Purchase Price in respect of any Purchase shall exceed an amount equal to (i) the aggregate amount then being received by the Purchaser from any Transfers under the TAA plus (ii) the aggregate face amount of all Letters of Credit then being issued at the request of the Seller in connection with such Purchase, the Purchaser shall, with notice to the Seller, pay such shortfall (a “Purchase Price Shortfall”) by borrowing from the Seller a revolving loan (each a “Revolving Loan”), and the Seller, subject to the remaining provisions of this paragraph, irrevocably agrees to advance, and shall be deemed to have advanced, a Revolving Loan in the amount so specified by the Purchaser; provided, however, that no such Revolving Loan shall be made to the Purchaser, if, after giving effect thereto, either (x) the aggregate outstanding amount of the Revolving Loans would exceed the aggregate Outstanding Balance of the Eligible Receivables minus the aggregate Net Investment outstanding at such time under the TAA or (y) the Purchaser’s net worth would be less than an amount (the “Minimum Net Worth”) that is at such time the greater of (A) $5,000,000 or (B) three percent (3.00%) of the sum of the aggregate Net Investment and the aggregate face amount of all Letters of Credit outstanding at such time under the TAA.  The Revolving Loans shall be evidenced by, and shall be payable in accordance with the terms and provisions of, a promissory note in the form of Exhibit E hereto (the “Subordinated Note”) and shall be payable solely from funds which the Purchaser is not required under the TAA to set aside for the benefit of, or otherwise pay over to, the Agent, any Conduit Investor and/or the Bank Investors.

(c)                                  If, in respect of any Purchase, there shall continue to be a Purchase Price Shortfall after applying the proceeds of any Revolving Loan extended on the date of such Purchase, then the Seller shall be deemed to have made a Capital Contribution having a value equal to the otherwise unpaid portion of the total Purchase Price owed on such day.

(d)                                 The respective Purchase Prices for the Purchases made during any calendar month shall be settled on a monthly basis on the Settlement Date occurring in the succeeding calendar month, such settlement to be made based on the information contained in the Investor Report in respect of such calendar month.  With respect to any such settlement, each adjustment to the outstanding balance of the Subordinated Note made pursuant to this Article II and each Capital Contribution made by the Seller to the Purchaser pursuant to this Article II shall be deemed to have occurred and shall be effective as of the last Business Day of the calendar month to which such settlement relates.  Notwithstanding the foregoing, to the extent the Purchaser receives either Collections or proceeds from any Incremental Transfers, which, in either case, it is not required to hold in trust for, or remit to, the Agent, any Conduit Investor and/or any of the Bank Investors pursuant to the TAA, then the Purchaser shall remit such funds to the Seller (net of any funds needed to pay existing expenses of the Purchaser which are then accrued and unpaid) in the following order of application:  first to pay the Purchase Price for any Receivables Purchased from the Seller; second to pay amounts owed by the Purchaser to the Seller under the Subordinated Note; provided, that if on any Settlement Date it is determined that the aggregate amount of funds so remitted by the Purchaser to the Seller during any calendar month exceeded the aggregate of the amounts described in clauses first and second above due and payable by the Purchaser to the Seller during such calendar month, such excess funds shall be returned forthwith by the Seller to the Purchaser.  The Purchaser will be responsible for payment of all fees and expenses in connection with the issuance of the Letters of Credit.  The Purchaser will be the sole account party on all Letters of Credit and the Seller will have no recourse liability to any L/C Issuer or any reimbursement obligations in respect of any Letter of Credit.

SECTION 2.3.  Purchase Price Credit Adjustments.  (a)  If on any day the Outstanding Balance of a Receivable is either (x) reduced as a result of any defective, rejected or returned merchandise or services, any discount, credit, Contractual Adjustment, rebate, dispute, warranty claim, repossessed or returned goods, chargeback, allowance, any billing adjustment or other adjustment, or (y) reduced or canceled as a result of a setoff or offset in respect of any claim by any Person (whether such claim arises out of the same or a related transaction or an unrelated transaction), the Purchaser shall be entitled to a Purchase Price Credit in an amount equal to the full amount of such reduction or cancellation.  In addition, if on any day it is determined that (i) any of the representations or warranties in Article III was untrue with respect to a Receivable as of the date such representation or warranty was made or (ii) any of the representations or warranties set forth in Section 3.1(d) or Section 3.1(j) becomes untrue with respect to a Receivable (whether on or after the date of any transfer thereof to the Purchaser as contemplated hereunder) or (iii) a Receivable that was formerly treated as or represented to be an Eligible Receivable does not satisfy the requirements in paragraph (xi) of the definition of “Eligible Receivable” in the TAA or becomes a Diluted Government Program Receivable, then, in any such case, the Purchaser shall be entitled to a Purchase Price Credit in an amount equal the Outstanding Balance of such Receivable (determined without giving effect to any write-off with respect thereto).  If any Purchase Price Credit to which the Purchaser is entitled pursuant to this Section 2.3 exceeds the Purchase Price of the Receivables to be sold hereunder on any date, then the Seller shall pay the remaining amount of such Purchase Price Credit to the Purchaser in cash on the next succeeding Business Day; provided that, if the Termination Date has not occurred, the Seller shall be allowed to deduct the remaining amount of such Purchase Price Credit from any indebtedness owed to it under the Subordinated Note.

(b)                                 Any payment by an Obligor in respect of any indebtedness owed by it to the Seller shall, except as otherwise specified by such Obligor or otherwise required by contract or law and unless otherwise instructed by the Purchaser, be applied as a Collection of any Receivable of such Obligor which was included in a Purchase hereunder (starting with the oldest such Receivable) before being applied to any other receivable or other indebtedness of such Obligor.

SECTION 2.4.  Payments and Computations, Etc.  All amounts to be paid or deposited by the Seller hereunder shall be paid or deposited in accordance with the terms hereof no later than 11:00 a.m. (New York City time) on the day when due in immediately available funds.  The Seller shall, to the extent permitted by law, pay to the Purchaser, upon demand, interest on all amounts not paid or deposited when due hereunder at a rate equal to 2% per annum plus the Base Rate.  All computations of interest hereunder shall be made on the basis of a year of 360 days for the actual number of days (including the first but excluding the last day) elapsed.  Any computations by the Purchaser of amounts payable by the Seller hereunder shall be binding upon the Seller absent manifest error.

SECTION 2.5.  Transfer of Records to Purchaser.  (a) In connection with the Purchases of Receivables hereunder, the Seller hereby sells, transfers, assigns and otherwise conveys to the Purchaser all of the Seller’s right and title to and interest in the Records relating to all Receivables included in any Purchase hereunder, without the need for any further documentation in connection with any such Purchase.  In connection with such transfer, the Seller hereby grants to each of the Purchaser and the Collection Agent (including, without limitation, any successor Collection Agent appointed in accordance with the TAA) an irrevocable, non-exclusive license to use, without royalty or payment of any kind, all software now or hereafter used by the Seller to account for the Receivables, to the extent necessary to administer the Receivables, whether such software is owned by the Seller or is owned by others and used by the Seller under license agreements with respect thereto (the “Software”).  As of the date hereof, with respect to all Software now existing, either (i) no consent by any licensor of the Seller to such grant is required, (ii) if any such consent is required, such consent has been obtained, or (iii) the data administered and managed with the use of such Software is in a form such that other types of software that are generally available may be used to administer and manage such data in the same fashion as then being administered and managed with the applicable Software.  If after the date hereof the consent by any licensor of the Seller to such grant shall be required, the Seller shall promptly obtain such consent.  The license granted hereby shall be irrevocable, and shall not expire until the date on which this Agreement shall terminate in accordance with its terms.

(b)                                 The Seller shall take such action requested by the Purchaser and/or the Agent, from time to time hereafter, that may be reasonably necessary or appropriate to ensure that the Purchaser (and its assignees) has (i) an enforceable ownership interest in the Records relating to the Receivables purchased from the Seller hereunder and (ii) an enforceable right (whether by license or sublicense or otherwise) to use all of the computer software used to account for the Receivables and/or to recreate such Records.

SECTION 2.6.  Protection of Ownership Interest of the Purchaser.  (a)  The Seller agrees that it will, and will cause each Transferring Affiliate to, from time to time, at its expense, promptly execute and deliver all instruments and documents and take all actions as may be necessary or as the Purchaser or the Agent may reasonably request in order to perfect or protect the ownership interest of the Purchaser in the Receivables and Related Assets with respect thereto or to enable the Purchaser to exercise or enforce any of its rights and remedies hereunder. Without limiting the foregoing, the Seller will, upon the request of the Purchaser or the Agent, in order to accurately reflect this purchase and sale transaction, execute and file such financing or continuation statements or amendments thereto or assignments thereof as may be requested by the Purchaser or the Agent.  The Seller shall, upon request of the Purchaser or the Agent, obtain such additional search reports as the Purchaser or the Agent shall request.  To the fullest extent permitted by applicable law, each of the Purchaser and the Agent shall be permitted to sign and file continuation statements and amendments thereto and assignments thereof without the Seller’s signature.  Carbon, photographic or other reproduction of this Agreement or any financing statement shall be sufficient as a financing statement.  The Seller shall not, and shall not permit any Transferring Affiliate to, change its respective name, identity or corporate structure (within the meaning of Section 9-402(7) of the UCC as in effect in any applicable state) nor relocate its respective chief executive office or any office where Records are kept unless it shall have: (i) given each of the Purchaser and the Agent at least thirty (30) days prior notice thereof and (ii) prepared at Seller’s expense and delivered to each of the Purchaser and the Agent all financing statements, instruments and other documents necessary to preserve and protect the Purchaser’s ownership interest in the Receivables and the Related Assets with respect thereto or requested by the Purchaser or the Agent in connection with such change or relocation.  Any filings under the UCC or otherwise that are occasioned by such change in name or location shall be made at the expense of the Seller.

(b)                                 In addition and without limiting the authority of the Purchaser or the Agent set forth in subsection (a) above, but subject to subsection (c) below, the Seller shall, and shall cause each Transferring Affiliate to (i) instruct any or all of the Special Account Banks (which instructions shall be maintained in full force and effect) to transfer directly to the Concentration Account or to an Intermediate Concentration Account, all Collections from time to time on deposit in the applicable Special Accounts on a daily basis in accordance with the terms set forth in the applicable Special Account Letter, and (ii) instruct each Intermediate Concentration Account Bank (which instructions shall be maintained in full force and effect at all times) to transfer directly to the Concentration Account all Collections from time to time on deposit in the applicable Intermediate Concentration Accounts on a daily basis in accordance with the terms set forth in the applicable Intermediate Concentration Account Agreement.  In the event the Seller shall at any time determine, for any of the reasons described in subsection (c) below, that the Seller or any Transferring Affiliate shall be unable to comply fully with the requirements of this subsection (b), the Seller shall promptly so advise the Purchaser and the Agent, and the Purchaser, the Agent and the Seller shall commence discussions with a view toward implementing an alternative arrangement therefor satisfactory to the Purchaser and the Agent.

(c)                                  Anything to the contrary herein notwithstanding, all Medicare or Medicaid payments which are made by an Obligor with respect to any Receivables shall be collected from such Obligor only by (i) the applicable Originating Entity or (ii) an agent of such Originating Entity, except to the extent that an Obligor may be required to submit any such payments directly to a Person other than such Originating Entity pursuant to a court-ordered assignment which is valid, binding and enforceable under applicable federal and state Medicare Regulations and Medicaid Regulations; and neither this Agreement nor any other Transaction Document shall be construed to permit any other Person, in violation of applicable Medicare Regulations or Medicaid Regulations to collect or receive, or to be entitled to collect or receive, any such payments prior to such Originating Entity’s or such agent’s receipt thereof.

SECTION 2.7.  Additional Transferring Affiliates.  (a)  If (i) one or more direct or indirect wholly-owned subsidiaries of the Seller (other than the Transferring Affiliates) now owned or hereafter acquired, is primarily engaged in the same business as is conducted on the date hereof by the Seller and the Transferring Affiliates or (ii) the Seller reorganizes its corporate structure such that facilities generating Receivables on the date hereof (or acquired as contemplated by clause (i)) are owned by one or more additional wholly-owned subsidiaries of the Seller, any or all of the wholly-owned subsidiaries referred to in clauses (i) and (ii) may, with the prior written consent of the Purchaser and the Agent (which consent shall not be unreasonably withheld or delayed), become Transferring Affiliates under this Agreement upon delivery to the Purchaser and the Agent of (x) counterparts of the Transferring Affiliate Letter duly executed by such subsidiary or subsidiaries and (y) the documents relating to such subsidiary or subsidiaries of the kind delivered by or on behalf of the Transferring Affiliates pursuant to Section 4.1, together with such other instruments, documents and agreements as either the Purchaser or the Agent may reasonably request in connection therewith.

(b)                                 Upon the addition of any wholly-owned subsidiary of the Seller as a Transferring Affiliate pursuant to subsection (a) above, the provisions of this Agreement, including Exhibit J, shall, without further act or documentation, be deemed amended to apply to such subsidiary to the same extent as the same apply to the Transferring Affiliates as of the date hereof and the term “Transferring Affiliate” in this Agreement shall mean and refer to such subsidiary as well as each then existing Transferring Affiliate.

SECTION 2.8.  Letters of Credit. (a)  Upon the request of the Seller, and on the terms and conditions for issuing Letters of Credit under the TAA (including any limitations therein on the amount of any such issuance), the Purchaser agrees to request one or more L/C Issuers to issue, on any date of Purchase specified by the Seller, Letters of Credit in favor of the beneficiaries specified by the Seller.  The aggregate face amount of the Letters of Credit being issued on the date of any Purchase on behalf of the Seller shall constitute a credit against the aggregate Purchase Price payable by the Purchaser to the Seller on the date of such Purchase pursuant to Section 2.1.  To the extent that the aggregate face amount of the Letters of Credit being issued on any Settlement Date exceeds the aggregate Purchase Price payable by the Purchaser to the Seller on such Settlement Date, such excess shall be deemed to be a (i) reduction in the outstanding principal balance of (and, to the extent necessary, the accrued but unpaid interest on) the Subordinated Note payable to the Seller and/or (ii) a reduction in the Purchase Price payable on the date of any Purchase immediately following the date any such Letter of Credit is issued.  In the event that any such Letter of Credit issued pursuant to this Section 2.8 (i) expires or is cancelled or otherwise terminated with all or any portion of its face amount undrawn, (ii) has its face amount decreased (for a reason other than a drawing having been made thereunder) or (iii) the Purchaser’s Reimbursement Obligation in respect thereof is reduced for any reason other than by virtue of a payment made in respect of a drawing thereunder, then an amount equal to such undrawn amount, such decrease or such reduction, as the case may be, shall either be paid by the Purchaser in cash to the Seller on the next Settlement Date or, if the Purchaser does not then have cash available therefor, shall be deemed to be (x) first, added to the outstanding principal balance of the Subordinated Note issued to the Seller to the extent that such addition would not cause the Purchaser’s net worth to be less than the Minimum Net Worth, and (y) second¸ a Capital Contribution to the capital of the Purchaser.  Under no circumstances shall the Seller (or any Affiliate thereof (other than the Purchaser)) have any reimbursement or recourse obligations in respect of any Letter of Credit.

(b)                                 In the event that the Seller requests one or more Letters of Credit hereunder, the Seller shall on a timely basis provide the Purchaser with such information as is necessary for the Purchaser to obtain such Letters of Credit from one or more L/C Issuers, and shall otherwise comply with any requests for information made by the Purchaser or the applicable L/C Issuers to facilitate the issuance of such Letters of Credit.

(c)                                  The Seller acknowledges the limitations on liability of each L/C Issuer contained in the TAA, including, without limitation, under Section 2.22 thereof.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

SECTION 3.1.  Representations and Warranties of the Seller.  The Seller represents and warrants to the Purchaser that:

(a)                                 Corporate Existence and Power.  The Seller is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation and has all corporate power and all material governmental licenses, authorizations, consents and approvals required to carry on its business in each jurisdiction in which its business is now conducted.  The Seller is duly qualified to do business in, and is in good standing in, every other jurisdiction in which the nature of its business requires it to be so qualified, except where the failure to be so qualified or in good standing would not have a Material Adverse Effect.

(b)                                 Corporate and Governmental Authorization; Contravention.  The execution, delivery and performance by the Seller of this Agreement and the other Transaction Documents to which the Seller is a party are within the Seller’s corporate powers, have been duly authorized by all necessary corporate action, require no action by or in respect of, or filing with, any Official Body or official thereof (except as contemplated by Section 2.6 hereof), and do not contravene, or constitute a default under, any provision of applicable law, rule or regulation (including, without limitation, any CHAMPUS/VA Regulation, any Medicaid Regulation or any Medicare Regulation) or of the Certificate of Incorporation or By-laws of the Seller or of any agreement, judgment, injunction, order, writ, decree or other instrument binding upon the Seller or result in the creation or imposition of any Adverse Claim on the assets of the Seller or any of its Subsidiaries (except as contemplated by Section 2.6 hereof).

(c)                                  Binding Effect.  Each of this Agreement and the other Transaction Documents to which the Seller is a party constitutes the legal, valid and binding obligation of the Seller, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium or other similar laws affecting the rights of creditors generally.

(d)                                 Perfection.  Immediately preceding each Purchase hereunder, the Seller shall be the owner of all of the Receivables included in such Purchase, free and clear of all Adverse Claims.  On or prior to each Purchase hereunder, all financing statements and other documents required to be recorded or filed, or notices to Obligors required to be given, in order to perfect and protect the ownership interest of the Purchaser against all creditors of and purchasers from the Seller will have been duly given to such Obligors or filed in each filing office necessary for such purpose, as applicable, and all filing fees and taxes, if any, payable in connection with such filings shall have been paid in full.

(e)                                  Accuracy of Information.  All information heretofore furnished by the Seller (including, without limitation, each Investor Report (to the extent such Investor Report is prepared by the Seller or any other Parent Group Member or contains any information supplied by the Seller or any such Parent Group Member), any reports delivered pursuant to Section 6.5 and the Seller’s financial statements) to the Purchaser, any Conduit Investor, any Bank Investor,

the Agent or any Administrative Agent for purposes of or in connection with this Agreement or any other Transaction Document or any transaction contemplated hereby or thereby is, and all such information hereafter furnished by the Seller to the Purchaser, any Conduit Investor, any Bank Investor, the Agent or any Administrative Agent will be, true and accurate in every material respect, on the date such information is stated or certified.

(f)                                   Tax Status.  The Seller has filed all tax returns (federal, state and local) required to be filed and has paid or made adequate provision for the payment of all taxes, assessments and other governmental charges.

(g)                                  Action, Suits.  Except as set forth in Exhibit F hereof, there are no actions, suits or proceedings pending, or to the knowledge of the Seller threatened, in or before any court, arbitrator or other body, against or affecting (i) the Seller or any of its properties or (ii) any Affiliate of the Seller or its respective properties, which may, in the case of proceedings against or affecting any such Affiliate, individually or in the aggregate, have a Material Adverse Effect.

(h)                                 Use of Proceeds.  No proceeds of any Purchase will be used by the Seller to acquire any security in any transaction which is subject to Section 13 or 14 of the Securities Exchange Act of 1934, as amended.

(i)                                     Place of Business.  The principal place of business and chief executive office of the Seller are located at the address of the Seller indicated in Section 9.3 hereof and the offices where the Seller keeps substantially all its Records, are located at the address(es) described on Exhibit G or such other locations notified to the Purchaser and the Agent in accordance with Section 2.6 hereof in jurisdictions where all action required by Section 2.6 hereof has been taken and completed.  The principal place of business and chief executive office of each Transferring Affiliate are located at the address of such Transferring Affiliate indicated in Exhibit J hereof and the offices where the each Transferring Affiliate keeps substantially all its Records, are located at the address(es) specified on Exhibit J with respect to such Transferring Affiliate or such other locations notified to the Purchaser and the Agent in accordance with Section 2.6 hereof in jurisdictions where all action required by Section 2.6 hereof has been taken and completed.

(j)                                    Good Title.  Upon each Purchase, the Purchaser shall acquire all legal and equitable title to, and a valid and perfected first priority ownership interest in, each Receivable that exists on the date of such Purchase and in the Related Security, Collections and other Proceeds with respect thereto free and clear of any Adverse Claim.

(k)                                 Tradenames, Etc.  As of the date hereof:  (i) the Seller’s chief executive office is located at the address for notices set forth in Section 9.3 hereof; (ii) the Seller has no subsidiaries or divisions other than those listed on Exhibit H hereto; (iii) the Seller has, within the last five (5) years, not operated under any tradename, and, within the last five (5) years, has not changed its name, merged with or into or consolidated with any other corporation or been the subject of any proceeding under Title 11, United States Code (Bankruptcy), except, in each case, as disclosed on Exhibit H hereto; and (iv) none of the Transferring Affiliates has, within the last five (5) years, operated under any tradename or, within the last five (5) years, changed its name, merged with or into or consolidated with any other Person or been the subject of any proceeding under Title 11, United States Code (Bankruptcy), except in each case as disclosed on Exhibit J.

(l)                                     Nature of Receivables. Each Receivable purchased by, or otherwise transferred to, the Purchaser hereunder shall be an “eligible asset” as defined in Rule 3a-7 under the Investment Company Act, of 1940, as amended, and, except as otherwise disclosed in writing on or prior to the date of such purchase or transfer, shall be an Eligible Receivable as of such date.

(m)                             Amount of Receivables.  As of the date of each Investor Report issued under the TAA, such Investor Report set forth true, accurate and complete information as to the matters described therein.

(n)                                 Credit and Collection Policy.  Since September 30, 2012, there have been no material changes in the Credit and Collection Policy other than as permitted hereunder.  Since such date, no material adverse change has occurred in the overall rate of collection of the Receivables.

(o)                                 Collections and Servicing.  Since September 30, 2012, there has been no material adverse change in the ability of the Collection Agent (to the extent it is the Seller or any other Parent Group Member) to service and collect the Receivables.

(p)                                 No Seller Default.  No event has occurred and is continuing and no condition exists which constitutes a Seller Default or a Potential Seller Default.

(q)                                 Not an Investment Company.  The Seller is not, and is not controlled by, an “investment company” within the meaning of the Investment Company Act of 1940, as amended, or is exempt from all provisions of such Act.

(r)                                    ERISA.  Each of the Seller and its ERISA Affiliates is in compliance in all material respects with ERISA and no lien exists in favor of the Pension Benefit Guaranty Corporation on any of the Receivables.

(s)                                   Special Account Banks and Intermediate Concentration Account Banks.  The names and addresses of all the Special Account Banks (and, if applicable, the Designated Account Agents in respect thereof), the Intermediate Concentration Account Banks, if any, together with the account numbers of the Special Accounts at such Special Account Banks and of the Intermediate Concentration Account Banks, are specified in the Account Schedule (or at such other Special Account Banks, with such other Special Accounts, Intermediate Concentration Accounts or with such other Designated Account Agents as have been notified to the Purchaser and the Agent in accordance with Section 5.2(e)).  The Account Schedule sets forth all depositary accounts and locations to which Obligors are instructed to remit payments on the Receivables.  Neither the Seller nor any Transferring Affiliate has granted to any Person dominion and control over any Special Account or Intermediate Concentration Account, or the right to take dominion and control over any Special Account or Intermediate Concentration Account at a future time or upon the occurrence of a future event and each Special Account and each Intermediate Concentration Account is otherwise free and clear of any Adverse Claim.

(t)                                    Bulk Sales.  No transaction contemplated hereby requires compliance with any bulk sales act or similar law.

(u)                                 Preference; Voidability (this Agreement). With respect to each Receivable transferred to the Purchaser under this Agreement, the Purchaser has given reasonably equivalent value to the Seller  in consideration for such transfer of such Receivable and the Related Assets with respect thereto, no such transfer has been made for or on account of an antecedent debt owed by the Seller to the Purchaser and no such transfer is or may be voidable under any Section of the Bankruptcy Code.

(v)                                 Transfers by Transferring Affiliates.  With respect to each Receivable, and Related Security, if any, with respect thereto, originally owed to any Transferring Affiliate, the Seller (i) purchased such Receivable and Related Security from such Transferring Affiliate under the Transferring Affiliate Letter, such purchase being deemed to have been made on the date such Receivable was created (or on the Original Closing Date, in the case of a Receivable outstanding such date), (ii) by the last Business Day of the month following the month in which such purchase was so made, paid to the applicable Transferring Affiliate (A) in cash, (B) by procuring a Letter of Credit for and at the direction of such Transferring Affiliate, (C) by way of a credit to such Transferring Affiliate in the appropriate intercompany account or (D) by any combination of the foregoing, an amount equal to the face amount of such Receivable and (iii) settled from time to time each such credit, by way of payments in cash, or by way of credits in amounts equal to cash expended, obligations incurred or the value of services or property provided by or on behalf of the Seller, in each case for the benefit of such Transferring Affiliate, to the account of such Transferring Affiliate in accordance with the Seller’s and such Transferring Affiliate’s cash management and accounting policies.

(w)                               Preference; Voidability (Transferring Affiliates).  The Seller shall have given reasonably equivalent value to each Transferring Affiliate in consideration for the transfer to the Seller of the Receivables and Related Security from such Transferring Affiliate, and each such transfer shall not have been made for or on account of an antecedent debt owed by such Transferring Affiliate to the Seller and no such transfer is or may be voidable under any Section of the Bankruptcy Code.

(x)                                 Ownership.  FME KGaA owns, directly or indirectly, all of the issued and outstanding common stock of (and such stock comprises more than 80% of the Voting Stock of) FMCH, free and clear of any Adverse Claim except to the extent such stock is pledged in connection with the FME KGaA Credit Facility or is subject to put/call agreements, forward agreements or other similar arrangements among FME KGaA and its subsidiaries. All of the issued and outstanding stock of each Originating Entity is owned directly or indirectly by FMCH, free and clear of any Adverse Claim except to the extent such stock is pledged in connection with the FME KGaA Credit Facility or is subject to put/call agreements, forward agreements or other similar arrangements among FME KGaA and its subsidiaries; provided, however, that FME KGaA may own directly or indirectly stock that is not Voting Stock in subsidiaries of FMCH.  All of the issued and outstanding stock of the Purchaser is owned by the Seller, free and clear of any Adverse Claim.

(y)                                 Representations and Warranties of the Transferring Affiliates.  Each of the representations and warranties of the Transferring Affiliates set forth in the Transferring Affiliate Letter are true and correct in all material respects and the Seller hereby remakes all such representations and warranties for the benefit of the Purchaser.

(z)                                  Leased Equipment.  With respect to any dialysis or other medical equipment that has been leased by any Person to the Seller in respect of which such lessor has filed a UCC financing statement against the Seller (“Subject Leased Equipment”), (i) the arrangement relating to such Subject Leased Equipment is intended in good faith by such lessor and the Seller to be an “operating lease” and not a secured financing; (ii) the property covered by each such UCC financing statement is limited to the applicable Subject Leased Equipment and its proceeds; (iii) less than five percent (5.0%) of the Subject Leased Equipment is retained by the Seller, with the balance of the Subject Leased Equipment being used by Transferring Affiliates (and other affiliates that are not Transferring Affiliates) under unsecured intercompany usage or subleasing arrangements between the Seller and such Transferring Affiliates (or such other affiliates); and (iv) neither the Seller nor any lessor of Subject Leased Equipment has filed any UCC financing statement or similar instrument against any Transferring Affiliate in respect of any Subject Leased Equipment.

Any document, instrument, certificate or notice delivered to the Purchaser (or any of its assignees) hereunder shall be deemed a representation and warranty by the Seller.

SECTION 3.2.  Reaffirmation of Representations and Warranties by the Seller.  On each day that a Purchase is made hereunder, the Seller, by accepting the proceeds of such Purchase, shall be deemed to have certified that all representations and warranties described in Section 3.1 hereof are correct on and as of such day as though made on and as of such day.

ARTICLE IV

CONDITIONS PRECEDENT

SECTION 4.1.  Conditions Precedent to Closing.  The effectiveness of this Agreement is subject to the conditions precedent that (i) the Purchaser shall have received copies of each of the documents, instruments, certificates and opinions described in Section 4.1 of the TAA and (ii) each of the conditions precedent to the execution, delivery and effectiveness of the TAA shall have been satisfied and/or waived in accordance with the terms thereof.

SECTION 4.2.  Conditions Precedent to Purchases.  The obligation of the Purchaser to make a Purchase on any Business Day is subject to the conditions precedent that:

(a)                                 the Seller shall have delivered to the Purchaser, in form and substance satisfactory to the Purchaser, all reports required to have been delivered by it pursuant to Section 6.5, together with such additional information as may be reasonably requested by the Purchaser; and

(b)                                 the representations and warranties set forth in Article III shall be true and correct on and as of the date of such Purchase as though made on and as of such date, both before and after giving effect to such Purchase and the application of the proceeds therefrom.

By accepting the proceeds of any Purchase, the Seller shall be deemed to have represented and warranted that the foregoing conditions precedent are satisfied.

Notwithstanding any failure or inability of the Seller to satisfy any of the foregoing conditions precedent on any date in respect of any Purchase, title to the Receivables and the Related Assets with respect thereto included in such Purchase shall vest in the Purchaser without any action required on the part of the Purchaser (but without impairment of its obligation to pay the Purchase Price in respect thereof in accordance with the terms of this Agreement), and the Purchaser (as owner of such Receivables) shall have a claim against the Seller arising in respect of the representations and warranties made by the Seller in connection with such Purchase.

ARTICLE V

COVENANTS

SECTION 5.1.  Affirmative Covenants of Seller.  At all times from the date hereof to the Collection Date, unless each of the Purchaser and the Agent shall otherwise consent in writing:

(a)                                 Financial Reporting.  The Seller will, and will cause each of the Transferring Affiliates to, maintain, for itself and each of its respective Subsidiaries, a system of accounting established and administered in accordance with GAAP, and furnish to each of the Purchaser and the Agent:

(i)                                     Annual Reporting.  As soon as available and in any event within 105 days after the close of the fiscal year of FMCH, a company-prepared consolidated balance sheet of FMCH and its Subsidiaries as of the end of such fiscal year and the related company-prepared consolidated statements of income and retained earnings for such fiscal year.

(ii)                                  Quarterly Reporting. As soon as available and in any event within 50 days after the end of the second fiscal quarter of FMCH, a company-prepared consolidated balance sheet of FMCH and its Subsidiaries as of the end of such quarter and the related company-prepared consolidated statements of income and retained earnings for such quarterly period.

In the case of each of the financial statements required to be delivered under clause (i) or (ii) above, such financial statement shall set forth in comparative form the figures for the corresponding period or periods of the preceding fiscal year or the portion of the fiscal year ending with such period, as applicable (but not for any period prior to September 27, 1996), in each case subject to normal recurring year-end audit adjustments.  Each such financial statement shall be prepared in accordance with GAAP consistently applied.

(iii)                               Compliance Certificate.  Together with the financial statements required hereunder, a compliance certificate signed by a Responsible Officer stating that (x) the attached financial statements have been prepared in accordance with GAAP and accurately reflect the financial condition of the applicable Person and (y) to the best of such Person’s knowledge, no Seller Default or Potential Seller Default exists, or if any Seller Default or Potential Seller Default exists, stating the nature and status thereof.

(iv)                              Notice of Seller Default or Potential Seller Default.  As soon as possible and in any event within two (2) days (or the next Business Day thereafter if such day is not a Business Day) after the occurrence of each Seller Default or each Potential Seller Default, a statement of a Responsible Officer setting forth details of such Seller Default or Potential Seller Default and the action which the Seller proposes to take with respect thereto.

(v)                                 Change in Credit and Collection Policy and Debt Ratings.  Within ten (10) days after the date any material change in or amendment to any provision of the Credit and Collection Policy is made, a copy of the Credit and Collection Policy then in effect indicating such change or amendment.

(vi)                              Credit and Collection Policy.  On an annual basis, at least 30 days prior to the Commitment Termination Date, a complete copy of the Credit and Collection Policy then in effect, together with a summary of any material changes from the most recent Credit and Collection Policy delivered to the Administrative Agents pursuant to Section 4.1(o) or Section 5.1(a) of the TAA.

(vii)                           ERISA.  Promptly after the filing or receiving thereof, copies of all reports and notices with respect to any Reportable Event (as defined in Article IV of ERISA) which the Seller or any ERISA Affiliate of the Seller files under ERISA with the Internal Revenue Service, the Pension Benefit Guaranty Corporation or the U.S. Department of Labor or which the Seller or any ERISA Affiliates of the Seller receives from the Internal Revenue Service, the Pension Benefit Guaranty Corporation or the U.S. Department of Labor.

(viii)                        Notices under Transaction Documents.  Forthwith upon its receipt thereof, a copy of each notice, report, financial statement, certification, request for amendment, directive, consent, waiver or other modification or any other writing issued under or in connection with any other Transaction Document by any party thereto (including, without limitation, by the Seller).

(ix)                              Investigations and Proceedings.  Unless prohibited by either (i) the terms of the subpoena, request for information or other document referred to below, (ii) law (including, without limitation, rules and regulations) or (iii) restrictions imposed by the U.S. federal or state government or any agency or instrumentality thereof and subject to the Agent’s execution of a confidentiality agreement in form and substance satisfactory to both the Seller and the Agent, as soon as possible and in any event (A) within five Business Days after any Originating Entity receives any subpoena, request for information, or any other document relating to any possible violation by any Originating Entity of, or failure by any Originating Entity to comply with, any rule, regulation or statute from HHS or any other governmental agency or instrumentality, notice of such receipt and, if requested by the Purchaser or the Agent, the information contained in, or copies of, such subpoena, request or other document, and (B) periodic updates and other management reports relating to the subpoenas, requests for information and other documents referred to in clause (A) above as may be reasonably requested by the Purchaser or the Agent unless such updates or requests could reasonably be deemed a contravention or waiver of any available claim of legal privilege, or would otherwise materially impair available defenses, of any Originating Entity.

(x)                                 Other Information.  Such other information (including non-financial information) as the Purchaser or the Agent may from time to time reasonably request with respect to the Seller, any party to the Parent Agreement, any Transferring Affiliate or any Subsidiary of any of the foregoing.

(b)                                 Conduct of Business.  The Seller (i) will carry on and conduct its business in substantially the same manner and in substantially the same fields of enterprise as it is presently conducted and do all things necessary to remain duly incorporated, validly existing and in good standing as a domestic corporation in its jurisdiction of incorporation and maintain all requisite authority to conduct its business in each jurisdiction in which its business is conducted and (ii) will cause each other Originating Entity to do each of the foregoing in respect of such Originating Entity.

(c)                                  Compliance with Laws.  The Seller will, and will cause each other Originating Entity to, comply with all laws, rules and regulations (including, without limitation, all CHAMPUS/VA Regulations, Medicaid Regulations and Medicare Regulations), and all orders, writs, judgments, injunctions, decrees or awards to which it or its respective properties may be subject.

(d)                                 Furnishing of Information and Inspection of Records.  The Seller will, and will cause each other Originating Entity to, furnish to each of the Purchaser and the Agent from time to time such information with respect to the Receivables as the Purchaser or the Agent may reasonably request, including, without limitation, listings identifying the Obligor and the Outstanding Balance for each Receivable.  The Seller will, and will cause each other Originating Entity to, at any time and from time to time during regular business hours permit the Purchaser, the Agent, or any of their respective agents or representatives, (i) to examine and make copies of and take abstracts from Records and (ii) to visit the offices and properties of the Seller or such other Originating Entity, as applicable, for the purpose of examining such Records, and to discuss matters relating to Receivables or the Seller’s or such other Originating Entity’s performance hereunder and under the other Transaction Documents to which such Person is a party with any of the officers, directors, employees or independent public accountants of the Seller or such other Originating Entity, as applicable, having knowledge of such matters; provided, however, that the Purchaser acknowledges that in exercising the rights and privileges conferred in this Section 5.1(d) it or its agents or representatives may, from time to time, obtain knowledge of information, practices, books, correspondence and records (“Confidential Information”) identified to it in writing as being of a confidential nature or in which the Seller or another Originating Entity has a proprietary interest.  The Purchaser agrees that all such Confidential Information so obtained by it is to be regarded as confidential information and that such Confidential Information may be subject to laws, rules and regulations regarding patient confidentiality, and agrees that (x) it shall retain in confidence, and shall ensure that its agents and representatives retain in confidence, and will not disclose, any of such Confidential Information without the prior written consent of the Seller and (y) it will not, and will ensure that its agents and representatives will not, make any use whatsoever (other than for purposes of this Agreement) of any of such Confidential Information without the prior written consent of the Seller; provided, however, that such Confidential Information may be disclosed to the extent that such Confidential Information (i) may be or becomes generally available to the public (other than as a breach of this Section 5.1(d)), (ii) is required or appropriate in response to any summons or subpoena in connection with any litigation or (iii) is required by law to be disclosed; and provided, further, however, that such Confidential Information may be disclosed to (A) the Agent, any Conduit Investor, any Bank Investor, any Credit Support Provider and any Liquidity Provider, subject to the terms of Section 5.1(d) of the TAA, (B) the Agent’s or any such Person’s legal counsel, auditors and other business advisors, (C) any such Person’s government regulators and (D) any Conduit Investor’s rating agencies, provided that the Person making such disclosure shall advise each recipient thereof referred to in clauses (A), (B), (C) and (D) above that such Confidential Information is to be regarded and maintained as confidential information and that the Agent has agreed to keep confidential such Confidential Information as provided in clauses (x) and (y) above.

(e)                                  Keeping of Records and Books of Account.  The Seller will, and will cause each other Originating Entity to, maintain and implement administrative and operating procedures (including, without limitation, an ability to recreate records evidencing Receivables in the event of the destruction of the originals thereof), and keep and maintain, all documents, books, records and other information reasonably necessary or advisable for the collection of all Receivables (including, without limitation, records adequate to permit the daily identification of each new Receivable and all Collections of and adjustments to each existing Receivable).  The Seller will, and will cause each other Originating Entity to, give each of the Purchaser and the Agent notice of any material change in the administrative and operating procedures of the Seller or such other Originating Entity, as applicable, referred to in the previous sentence.

(f)                                   Performance and Compliance with Receivables and Contracts.  The Seller, at its expense, will, and will cause each other Originating Entity to, timely and fully perform and comply with all material provisions, covenant and other promises required to be observed by the Seller or such other Originating Entity under the Contracts related to the Receivables.

(g)                                  Credit and Collection Policies.  The Seller will, and will cause each other Originating Entity to, comply in all material respects with the Credit and Collection Policy in regard to each Receivable and the related Contract.

(h)                                 Special Accounts.  The Seller shall, and shall cause each other Originating Entity to (i) establish and maintain Special Accounts with Special Account Banks, or to engage a Designated Account Agent to maintain a Special Account with a Special Account Bank on its behalf, (ii) instruct all Obligors to cause all Collections to be deposited directly into a Special Account, (iii) report on each banking day to the Concentration Account Bank, the amount of all Collections on deposit on such banking day in the Special Accounts at each Special Account Bank or, if an Intermediate Concentration Account has been established at such Special Account Bank, the amount of all Collections on deposit on such banking day in such Intermediate Concentration Account, and (iv) instruct (or cause the applicable Designated Account Agent to instruct) each Special Account Bank to transfer to the Concentration Account or an Intermediate Concentration Account prior to the close of business on such banking day all Collections on deposit during such banking day in the Special Accounts at such Special Account Bank or an Intermediate Concentration Account prior to the close of business on such banking day all Collections on deposit during such banking day in the Special Accounts at such Special Account Bank, (v) instruct each Intermediate Concentration Account Bank to transfer to the Concentration Account prior to the close of business on such banking day all Collections on deposit during such banking day in the Intermediate Concentration Accounts at such Intermediate Concentration Account Banks and (vi) instruct the Concentration Account Bank to give to each Special Account Bank  on each banking day notice to transfer to the Concentration Account all Collections on deposit during such banking day in the Special Accounts at such Special Account Bank (or, if an Intermediate Concentration Account has been established at such Special Account Bank, in the Intermediate Concentration Account at such Special Account Bank); provided, however, that if the Collections on deposit in any Special Account during such banking day shall be less than $20,000.00 (the “Minimum Amount”), the Special Account Bank shall transfer such Collections to the Concentration Account or the applicable Intermediate Concentration Account on the next succeeding banking day on which Collections in such Special Account first exceed the Minimum Amount.  With respect to any Special Account that is located at or maintained by a Bank Investor, the Seller shall, by not later than the date that occurs six months after the Original Closing Date, (i) close, or cause the applicable Originating Entity to close, such Special Account and (ii) instruct, and cause each other Originating Entity to instruct, all Obligors theretofore remitting payments to such Special Account to remit all future payments on Receivables and Related Security to a Special Account located at and maintained by a financial institution that is not a Bank Investor.

(i)                                     Collections Received.  The Seller shall, and shall cause each other Originating Entity to, segregate and hold in trust, and deposit, immediately, but in any event not later than the day that occurs forty-eight (48) hours of its receipt thereof (or, if such day is not a Business Day, the next Business Day following such receipt) to the Concentration Account, or Intermediate Concentration Account, as applicable, all Collections received from time to time by the Seller or such other Originating Entity, as the case may be.”

(j)                                    Sale Treatment.  The Seller will not, and will not permit any Transferring Affiliate to, account for (including for accounting and tax purposes), or otherwise treat, the transactions contemplated by this Agreement, the Transferring Affiliate Letter in any manner other than as a sale of Receivables by the Seller to the Purchaser or by the applicable Transferring Affiliate to the Seller, as applicable.  In addition, the Seller shall, and shall cause each Transferring Affiliate to, disclose (in a footnote or otherwise) in all of its respective financial statements (including any such financial statements consolidated with any other Persons’ financial statements) the existence and nature of the transactions contemplated hereby, by the TAA , by the Transferring Affiliate Letter, and the interest of the Purchaser in the Transferred Assets.

(k)                                 Separate Business. The Seller acknowledges that the Agent, the Conduit Investors and the Bank Investors are entering into the transactions contemplated in the TAA in reliance upon the Purchaser’s identity as a separate legal entity from the Seller. Therefore, from and after the Original Closing Date, the Seller shall take all actions reasonably required to maintain the Purchaser’s status as a separate legal entity and to make it manifest to third parties that the Purchaser is an entity with assets and liabilities distinct from those of the Seller or any other member of the Parent Group.  Without limiting the generality of the foregoing, the Seller shall (i) not hold itself out to third parties as liable for the debts of the Purchaser nor purport to own the Receivables or any of the other assets acquired by the Purchaser hereunder, (ii) shall take all other actions necessary on its part to ensure that the Purchaser is at all times in compliance with the covenants set forth in Section 5.1(k) of the TAA and (iii) shall cause all tax liabilities arising in connection with the transactions contemplated herein or otherwise to be allocated between the Seller and the Purchaser on an arm’s-length basis.

(l)                                     Payment to the Transferring Affiliates.  With respect to any Receivable purchased by the Seller from any Transferring Affiliate, the Seller shall cause such sale to be effected under, and in strict compliance with the terms of, the Transferring Affiliate Letter, including, without limitation, the terms relating to the amount and timing of payments to be made to each Transferring Affiliate in respect of the purchase price for such Receivable.

(m)                             Performance and Enforcement of the Transferring Affiliate Letter.  The Seller shall timely perform the obligations required to be performed by the Seller, and shall vigorously enforce the rights and remedies accorded to the Seller, under the Transferring Affiliate Letter.  The Seller shall take all actions to perfect and enforce its rights and interests (and the rights and interests of the Purchaser, the Agent, the Conduit Investors and the Bank Investors, as assignees of the Seller) under the Transferring Affiliate Letter as the Purchaser or the Agent may from time to time reasonably request, including, without limitation, making claims to which it may be entitled under any indemnity, reimbursement or similar provision contained in the Transferring Affiliate Letter.

SECTION 5.2.  Negative Covenants of the Seller.  At all times from the date hereof to the Collection Date, unless the Agent shall otherwise consent in writing:

(a)                                 No Sales, Liens, Etc.  Except as otherwise provided herein, the Seller will not, and will not permit any other Originating Entity to, sell, assign (by operation of law or otherwise) or otherwise dispose of, or create or suffer to exist any Adverse Claim upon (or the filing of any financing statement) or with respect to (x) any of the Affected Assets, (y) any inventory or goods, the sale of which may give rise to a Receivable or any Receivable or related Contract, or (z) any Special Account, any Intermediate Concentration Account or any other account to which any Collections of any Receivable are sent, or assign any right to receive income in respect thereof.

(b)                                 No Extension or Amendment of Receivables.  Except as otherwise permitted in Section 6.2 hereof, the Seller will not, and will not permit any other Originating Entity to, extend, amend or otherwise modify the terms of any Receivable, or amend, modify or waive any term or condition of any Contract related thereto.

(c)                                  No Change in Business or Credit and Collection Policy.  The Seller will not, and will not permit any other Originating Entity to, make any change in the character of its business or in the Credit and Collection Policy, which change would, in either case, impair the collectibility of any Receivable or otherwise have a Material Adverse Effect.

(d)                                 No Mergers, Etc.  The Seller will not, and will not permit any other Originating Entity to, merge with or into or consolidate with or into, or convey, transfer, lease or otherwise dispose of (whether in one transaction or in a series of transactions), all or substantially all of its assets (whether now owned or hereafter acquired and except as contemplated in the Transaction Documents) to any Person, except that (i) any Transferring Affiliate may merge or consolidate with any other Transferring Affiliate if, but only if, each of the Purchaser and the Agent shall have received at least ten Business Days’ prior written notice of such merger or consolidation and (ii) the Seller may merge or consolidate with any other Person if, but only if, (x) immediately after giving effect to such merger or consolidation, no Seller Default or Potential Seller Default would exist and (y) each of the Purchaser and the Agent shall have received a written agreement, in form and substance satisfactory to each of the Purchaser and the Agent, executed by the corporation resulting from such merger or consolidation, under which agreement such corporation shall become the Seller hereunder and the Collection Agent under the TAA, and shall assume the duties, obligations and liabilities of the Seller and the Collection Agent under this Agreement, the TAA, the Special Account Letters and each other Transaction Document to which the Seller is party (whether in its individual capacity or as Collection Agent), together with the documents relating to the Seller of the kind delivered by or on behalf of the Seller pursuant to Section 3.1 of the TAA.

(e)                                  Change in Payment Instructions to Obligors, Special Account Banks and Designated Account Agents.  The Seller will not, and will not permit any other Originating Entity to:

(i)                                     add or terminate any bank as a Special Account Bank from those listed in the Account Schedule hereto, or make any change in its instructions to Obligors regarding payments to be made to any Special Account Bank; provided that the Seller may, and may permit any Originating Entity to, (A) add any bank as a Special Account Bank for purposes of this Agreement at any time following delivery to the Agent of written notice of such addition and a Special Account Letter duly executed by such bank, and (B) terminate any Special Account Bank at any time following delivery to the Agent of written notice of such termination and evidence satisfactory to the Agent that the affected Obligors shall have been instructed to remit all subsequent Collections to another Special Account; or

(ii)                                  make any change in the instructions contained in any Special Account Letter; or

(iii)                               add or terminate any Person as a Designated Account Agent from those listed in the Account Schedule hereto, or make any change in its instructions to such Designated Account Agent regarding the handling of the Collections in the applicable Special Account; provided that the Seller may, and may permit any Originating Entity to, (A) add any Person that satisfies the requirements set forth herein of a “Designated Account Agent” as a Designated Account Agent for purposes of this Agreement at any time following delivery to the Agent of written notice of such addition and an Account Agent Agreement duly executed by such Person, and (B) terminate any Designated Account Agent at any time following delivery to the Agent of written notice of such termination and evidence satisfactory to the Agent that either an Originating Entity or a new Designated Account Agent shall have been added in accordance with the terms of this Agreement to succeed such terminated Designated Account Agent in respect of the applicable Special Account or the affected Obligors shall have been instructed to remit all subsequent Collections to another Special Account.

(f)                                   Deposits to Special Accounts, Intermediate Concentration Account and the Concentration Account.  The Seller will not, and will not permit any of the other Originating Entities or Designated Account Agents to, deposit or otherwise credit, or cause or permit to be so deposited or credited, to any Special Account, any Intermediate Concentration Account or the Concentration Account cash or cash proceeds other than Collections of Receivables.

(g)                                  Change of Name, Etc.  The Seller will not, and will not permit any other Originating Entity to, change its name, identity or structure or the location of its chief executive office, unless at least 10 days prior to the effective date of any such change the Seller delivers to the Agent (i) such documents, instruments or agreements, executed by the Seller and/or the affected Originating Entities, as are necessary to reflect such change and to continue the perfection of the Purchaser’s ownership interests in the Affected Assets and (ii) new or revised Special Account Letters or Intermediate Concentration Account Letter executed by the Special Account Banks or the Intermediate Concentration Account Bank which reflect such change and enable the Agent to continue to exercise its rights contained in Section 2.8 of the TAA.

(h)                                 Amendment to Transferring Affiliate Letter, Etc..  The Seller will not, and will not permit any other Originating Entity to, (i) amend, modify, or supplement the Transferring Affiliate Letter or any instrument, document or agreement executed in connection therewith (collectively the “Initial Transfer Documents”), (ii) terminate or cancel any Initial Transfer Document, (iii) issue any consent or directive under any Initial Transfer Document, (iv) undertake any enforcement proceeding in respect of any of the Initial Transfer Documents, or (v) waive, extend the time for performance or grant any indulgence in respect of any provision of any Initial Transfer Document, in each case except with the prior written consent of the Purchaser, the Agent and each Administrative Agent; nor shall the Seller take, or permit any other Originating Entity to take, any other action under any of the Initial Transfer Documents that shall have a material adverse affect on the Purchaser, the Agent, any Conduit Investor or any Bank Investor or which is inconsistent with the terms of this Agreement.

(i)                                     ERISA Matters.  The Seller will not, and will not permit any other Originating Entity to, (i) engage or permit any of its respective ERISA Affiliates to engage in any prohibited transaction (as defined in Section 4975 of the Code and Section 406 of ERISA) for which an exemption is not available or has not previously been obtained from the U.S. Department of Labor; (ii) permit to exist any accumulated funding deficiency (as defined in Section 302(a) of ERISA and Section 412(a) of the Code) or funding deficiency with respect to any Benefit Plan other than a Multiemployer Plan; (iii) fail to make any payments to any Multiemployer Plan that the Seller, such Originating Entity or any ERISA Affiliate thereof is required to make under the agreement relating to such Multiemployer Plan or any law pertaining thereto; (iv) terminate any Benefit Plan so as to result in any liability; or (v) permit to exist any occurrence of any reportable event described in Title IV of ERISA which represents a material risk of a liability to the Seller, such Originating Entity or any ERISA Affiliate thereof under ERISA or the Code, if such prohibited transactions, accumulated funding deficiencies, payments, terminations and reportable events occurring within any fiscal year of the Seller, in the aggregate, involve a payment of money or an incurrence of liability by the Seller, any Originating Entity or any ERISA Affiliate thereof, in an amount in excess of $500,000.

ARTICLE VI

ADMINISTRATION AND COLLECTION

SECTION 6.1.  Collection of Receivables.  The servicing, administering and collection of the Receivables shall be conducted by the Collection Agent.  For so long as the Person acting as Collection Agent is the Seller, the Seller shall perform its duties as Collection Agent under the TAA in accordance with the terms thereof, it being understood that it shall hold all Receivables, Related Assets, Records and Collections which it receives from time to time solely in its capacity as Collection Agent and shall not claim or retain any legal or beneficial title or interest therein.  If at any time the Collection Agent is a Person other than the Seller, the Seller agrees promptly to provide all information requested by the Collection Agent in connection with the performance of its responsibilities under the TAA, and agrees to exert its best efforts to assist any successor Collection Agent in assuming and performing its duties as Collection Agent.

SECTION 6.2.  Rights of Purchaser.  At any time:

(i)                                     The Purchaser (or the Agent as assignee of the Purchaser) may direct that payment of all amounts payable under any Receivable be made directly to the Purchaser (or the Agent, as the case may be) or its designee.

(ii)                                  The Seller shall, at the Purchaser’s request (or at the request of the Agent, as assignee of the Purchaser) and at the Seller’s expense, give notice of the Purchaser’s ownership of Receivables and/or the Agent’s interest in the Receivables to each Obligor and direct that payments be made directly to the Purchaser (or the Agent, as the case may be) or its designee.

(iii)                               The Seller shall, at the Purchaser’s or the Agent’s request, (A) assemble all of the Records, and shall make the same available to the Purchaser, the Agent or its designee at a place selected by the Purchaser, the Agent or its designee, and (B) segregate all cash, checks and other instruments received by it from time to time constituting Collections of Receivables in a manner acceptable to the Purchaser and the Agent and shall, promptly upon receipt, remit all such cash, checks and instruments, duly endorsed or with duly executed instruments of transfer, to the Agent or its designee.

Notwithstanding the foregoing clauses (i), (ii) and (iii), neither the Purchaser nor any of its assigns shall at any time direct, or cause any Originating Entity to direct, Obligors of Receivables or Related Security payable under the Medicare or Medicaid program to make payment of amounts due or to become due to such Originating Entity in respect of such Receivables or Related Security directly to either the Intermediate Concentration Account or the Concentration Account or to the Purchaser, the Purchaser’s assigns or any of their respective designees, except for any such payment in respect of such Receivables or Related Security or any assignment thereof that is established by, or made pursuant to, the order of a court of competent jurisdiction.

SECTION 6.3.  Special Accounts.  The Seller hereby transfers to the Purchaser, and shall cause each of the Transferring Affiliates to transfer to the Purchaser, effective concurrently with the initial Purchase hereunder, all right, title and interest of such Originating Entity in and to each Special Account, together with each lock-box related thereto and all agreements between such Originating Entity and the applicable Special Account Bank.  The Seller hereby authorizes the Purchaser and its assigns to take, to the extent permitted by applicable law, any and all steps in the Seller’s or any other Originating Entity’s name (which power, in the case of each Transferring Affiliate, the Seller is authorized to grant pursuant to authority granted to the Seller under the Transferring Affiliate Letter) and on behalf of the Seller and such Originating Entity necessary or desirable, in the determination of the Purchaser or such assign, to collect all amounts due under any and all Receivables, including, without limitation, endorsing the Seller’s or such Originating Entity’s name on checks and other instruments representing Collections and enforcing such Receivables and the related Contracts; provided, however, that neither the Purchaser nor any of its assigns shall have the power or authority to direct Obligors of Receivables or Related Security payable under the CHAMPUS/VA, Medicare or Medicaid program to make payment of amounts due or to become due to the Seller or any Transferring Affiliate in respect of such Receivables or Related Security directly to either the Intermediate Concentration Account or the Concentration Account or to the Purchaser, the Purchaser’s assigns or any of their respective designees, except for any such payment in respect of such Receivables or Related Security or any assignment thereof that is established by, or made pursuant to, the order of a court of competent jurisdiction.

SECTION 6.4.  Responsibilities of the Seller.  Anything herein to the contrary notwithstanding, the Seller shall, and/or shall cause each other Originating Entity to, (i) perform all of such Person’s obligations under the Contracts related to the Receivables to the same extent as if interests in such Receivables had not been sold hereunder and under the Transferring Affiliate Letter, and the exercise by the Purchaser of its rights hereunder and under the Transferring Affiliate Letter shall not relieve the Seller from such obligations and (ii) pay when due any taxes, including without limitation, any sales taxes payable in connection with the Receivables and their creation and satisfaction.  Neither the Purchaser nor any of its assignees shall have any obligation or liability with respect to any Receivable or related Contracts, nor shall it be obligated to perform any of the obligations of the Seller thereunder.

SECTION 6.5.  Reports.  On or prior to each Settlement Date, the Seller shall prepare and forward to the Purchaser a report setting forth the following with respect to the immediately preceding calendar month:  (i) the aggregate Outstanding Balance of Receivables included in the Purchases occurring during such month, (ii) the aggregate Purchase Price payable to the Seller in respect of such Purchases, specifying the Purchase Price Percentage in effect for such month and the aggregate Purchase Price Credits deducted in calculating such aggregate Purchase Price, (iii) the aggregate amount of funds received by the Seller during such month and the aggregate amount of any amounts drawn under any Letters of Credit, in each case which are to be applied toward the aggregate Purchase Price owing for such month pursuant to Section 2.2(d), (iv) the increase or decrease in the amount outstanding under the Subordinated Note as of the end of such month after giving effect to the application of funds toward the aggregate

Purchase Price, (v) the amount of any capital contribution made by the Seller to the Purchaser as of the end of such month and (vi) such other information concerning the Receivables as the Purchaser may reasonably request.  Promptly following any request therefor by the Purchaser, the Seller shall prepare and provide to the Purchaser a listing by Obligor of all Receivables together with an aging of such Receivables.

ARTICLE VII

SELLER DEFAULTS

SECTION 7.1.  Seller Defaults.  The occurrence of any one or more of the following events shall constitute a Seller Default:

(a)                                 the Seller shall fail to make any payment or deposit to be made by it hereunder when due; or

(b)                                 any representation, warranty, certification or statement made or deemed made by the Seller in this Agreement, by FME KGaA or FMCH under the Parent Agreement, or by the Seller, FME KGaA, FMCH or any other Parent Group Member in any other Transaction Document to which it is a party or in any other document certificate or other writing delivered pursuant hereto or thereto, shall prove to have been incorrect in any material respect when made or deemed made; or

(c)                                  the Seller shall default in the performance of any payment or undertaking (other than those covered by clause (a) above) to be performed or observed under

(i)                                     Section 5.1(a)(iv); provided that, in the case of any failure to provide any such notice relating to a Potential Seller Default that shall have ceased to exist prior to the date such notice was required to have been given under Section 5.1(a)(iv), the failure to give such notice shall not constitute a Seller Default unless a senior officer of the Seller (including, the Treasurer, any Assistant Treasurer, General Counsel or any assistant or associate general counsel of the Seller) shall have known of the occurrence of such Potential Seller Default during such period; or

(ii)                                  any of Sections 5.1(a)(v), 5.1 (a)(x), 5.1 (a)(ix), 5.1(b)(i), 5.1(f), 5.1(g), 5.1(h), 5.1(i), 5.1(k), 5.2(a), 5.2(c), 5.2(d), 5.2(e), 5.2(f), 5.2(g), 5.2(h) or 6.2; or

(iii)                               Section 5.1(b)(ii), and such default shall continue for 2 Business Days; or

(iv)                              any other provision hereof and such default in the case of this clause (iv) shall continue for ten (10) days;

(d)                                 failure of the Seller, FME KGaA, FMCH or any Transferring Affiliate to pay when due any amounts due under any agreement to which any such Person is a party and under which any Indebtedness greater than $5,000,000 is governed; or the default by the Seller, FME KGaA, FMCH or any Transferring Affiliate in the performance of any term, provision or condition contained in any agreement to which any such Person is a party and under which any Indebtedness owing by the Seller, FME KGaA, FMCH or any Transferring Affiliate greater than

$5,000,000 was created or is governed, regardless of whether such event is an “event of default” or “default” under any such agreement; or any Indebtedness owing by the Seller, FME KGaA, FMCH or any Transferring Affiliate greater than $5,000,000 shall be declared to be due and payable or required to be prepaid (other than by a regularly scheduled payment and other than in the case of an instrument stated to be payable on demand) prior to the date of maturity thereof; or

(e)                                  any Event of Bankruptcy shall occur with respect to the Seller, any other Originating Entity, FME KGaA or FMCH; provided that, in the case of any Event of Bankruptcy relating to any Transferring Affiliate, such Event of Bankruptcy shall not constitute a Seller Default hereunder if at such time the “Percentage Factor” (as defined in the TAA) does not exceed the “Maximum Percentage Factor” (as defined in the TAA) after reducing the “Net Receivables Balance” (as defined in the TAA) by an amount equal to the aggregate Outstanding Balance of all Receivables otherwise included in the calculation of the Net Receivables Balance which either (i) have been originated by such Transferring Affiliate or (ii) are owing from any Obligor that shall have been directed to remit payments thereon to a Special Account that is a Special Account to which Obligors in respect of the Transferring Affiliate that is the subject of such Event of Bankruptcy shall have been directed to remit payments; or

(f)                                   after giving effect to any Purchase hereunder, the Purchaser shall, for any reason, fail or cease to have all right, title and interest in and to all of the Receivables which are to be included in such Purchase, together with the Related Security and Collections with respect thereto, free and clear of any Adverse Claim, subject only to the interests therein of the Agent, on behalf of the Conduit Investors and the Bank Investors; or

(g)                                  the Transferring Affiliate Letter or any other Transaction Document shall have terminated; or any material provision thereof shall cease for any reason to be valid and binding on any party thereto or any party shall so state in writing; or any party to any Transaction Document (other than the Purchaser, the Agent, any Conduit Investor or any Bank Investor) shall fail to perform any material term, provision or condition contained in any Transaction Document on its part to be performed or a default shall otherwise occur thereunder; or

(h)                                 either FMCH or the Seller shall enter into any transaction or merger whereby it is not the surviving entity; or

(i)                                     there shall have occurred any material adverse change in the operations of any of FMCH or the Seller since December 31, 2011 or any other Material Adverse Effect shall have occurred; or

(j)                                    a default shall occur under the Parent Agreement; or the Parent Agreement shall for any reason terminate; or any material provision thereof shall cease to be valid and binding on any party thereto or any party thereto shall so state in writing; or

(k)                                 (i)  the Seller shall cease to own, free and clear of any Adverse Claim all of the outstanding shares of capital stock of the Transferor on a fully diluted basis; or (ii) FMCH shall cease to own, directly or indirectly, free and clear of any Adverse Claim (other than a pledge made pursuant to the FME KGaA Credit Facility and put/call agreements, forward agreements or other similar arrangements among FME KGaA and its subsidiaries), all of the outstanding shares of capital stock of any of the Originating Entities or the Collection Agent on a fully diluted basis; provided that FME KGaA may own directly or indirectly stock that is not Voting Stock in subsidiaries of FMCH; or (iii) FME KGaA shall cease to own, directly or indirectly, free and clear of any Adverse Claim (other than a pledge made pursuant to the FME KGaA Credit Facility and put/call agreements, forward agreements or other similar arrangements among FME KGaA and its subsidiaries), all of the Voting Stock of FMCH other than the preferred stock of FMCH outstanding as of the date hereof (which preferred stock outstanding as of the date hereof shall not represent more than 20% of the total Voting Stock of FMCH); or (iv) or a Change of Control (as defined under the TAA).

SECTION 7.2.  Remedies.  (a)  Upon the occurrence of any Seller Default, the Purchaser shall have, in addition to all other rights and remedies under this Agreement or otherwise, all other rights and remedies provided under the UCC of the applicable jurisdiction and other applicable laws, all of which rights shall be cumulative.

ARTICLE VIII

INDEMNIFICATION; EXPENSES

SECTION 8.1.  Indemnities by the Seller.  Without limiting any other rights which the Purchaser may have hereunder or under applicable law, the Seller hereby agrees to indemnify the Purchaser and any successors and permitted assigns (including, without limitation, the Conduit Investors, the Bank Investors, the Agent, the Administrative Agents, the Collateral Agents, the Liquidity Providers and the Credit Support Providers) and their respective officers, directors and employees (collectively, “Indemnified Parties”) from and against any and all damages, losses, claims, liabilities, costs and expenses, including, without limitation, reasonable attorneys’ fees (which such attorneys may be employees of any Liquidity Provider, any Credit Support Provider, the Agent, any Administrative Agent, any Collateral Agent or the Purchaser, as applicable) and disbursements (all of the foregoing being collectively referred to as “Indemnified Amounts”) awarded against or incurred by any of them in any action or proceeding between the Seller or any Parent Group Member (including any Parent Group Member, in its capacity as the Collection Agent) and any of the Indemnified Parties or between any of the Indemnified Parties and any third party or otherwise arising out of or as a result of this Agreement, the other Transaction Documents, the ownership or maintenance, either directly or indirectly, by the Purchaser and its assigns of Receivables and Related Assets or any of the other transactions contemplated hereby or thereby, excluding, however, (i) Indemnified Amounts to the extent resulting from gross negligence or willful misconduct on the part of an Indemnified Party or (ii) recourse (except as otherwise specifically provided in this Agreement) for uncollectible Receivables.  Without limiting the generality of the foregoing, the Seller shall indemnify each Indemnified Party for Indemnified Amounts relating to or resulting from:

(i)                                     any representation or warranty made by any Parent Group Member (including any Parent Group Member, in its capacity as the Collection Agent) or any officers of any Parent Group Member (including any Parent Group Member, in its capacity as the Collection Agent) under or in connection with this Agreement, the Parent Agreement, the Transferring Affiliate Letter, any of the other Transaction Documents, any Investor Report or any other information or report delivered by any Parent Group

Member pursuant to or in connection with any Transaction Document, which shall have been false or incorrect in any material respect when made or deemed made;

(ii)                                  the failure by any Parent Group Member (including any Parent Group Member, in its capacity as the Collection Agent) to comply with any applicable law, rule or regulation (including, without limitation, any CHAMPUS/VA Regulation, any Medicaid Regulation or any Medicare Regulation), including with respect to any Receivable or the related Contract, or the nonconformity of any Receivable or the related Contract with any such applicable law, rule or regulation;

(iii)                               the failure to vest and maintain vested in the Purchaser a first priority ownership interest in the Affected Assets free and clear of any Adverse Claim;

(iv)                              the failure to file, or any delay in filing, financing statements, continuation statements, or other similar instruments or documents under the UCC of any applicable jurisdiction or other applicable laws with respect to any of the Affected Assets;

(v)                                 any dispute, claim, offset or defense (other than discharge in bankruptcy) of the Obligor to the payment of any Receivable (including, without limitation, a defense based on such Receivable or the related Contract not being the legal, valid and binding obligation of such Obligor enforceable against it in accordance with its terms), or any other claim resulting from the sale of merchandise or services related to such Receivable or the furnishing or failure to furnish such merchandise or services;

(vi)                              any failure of the Collection Agent (if a Parent Group Member or designee thereof) to perform its duties or obligations in accordance with the provisions of the TAA; or

(vii)                           any products liability claim or personal injury or property damage suit or other similar or related claim or action of whatever sort arising out of or in connection with merchandise or services which are the subject of any Receivable;

(viii)                        the transfer of an ownership interest in any Receivable other than an Eligible Receivable;

(ix)                              the failure by any Parent Group Member (individually or as Collection Agent) to comply with any term, provision or covenant contained in this Agreement or any of the other Transaction Documents to which it is a party or to perform any of its respective duties under the Contracts;

(x)                                 the failure of any Originating Entity to pay when due any taxes, including without limitation, sales, excise or personal property taxes payable in connection with any of the Receivables;

(xi)                              the commingling by the Seller, any other Originating Entity or the Collection Agent (if a Parent Group Member or designee thereof) of Collections of Receivables at any time with other funds;

(xii)                           any investigation, litigation or proceeding related to this Agreement, any of the other Transaction Documents, the use of proceeds of Transfers by the Seller or any other Originating Entity, the ownership of any Receivable, Related Security or Contract or any interest therein;

(xiii)                        the failure of any Special Account Bank or any Designated Account Agent to remit any amounts held by it pursuant to the instructions set forth in the applicable Special Account Letter, Intermediate Concentration Account Agreement or Concentration Account Agreement or any instruction of the Collection Agent, the Seller, any Originating Entity or the Agent (to the extent such Person is entitled to give such instructions in accordance with the terms of the Transaction Documents) whether by reason of the exercise of set-off rights or otherwise;

(xiv)                       any inability to obtain any judgment in or utilize the court or other adjudication system of, any state in which an Obligor may be located as a result of the failure of the Seller to qualify to do business or file any notice of business activity report or any similar report;

(xv)                          any failure of the Seller to give reasonably equivalent value to any Transferring Affiliate in consideration of the purchase by the Seller from such Transferring Affiliate of any Receivable, or any attempt by any Person to void, rescind or set-aside any such transfer or any transfer of any Receivable hereunder under statutory provisions or common law or equitable action, including, without limitation, any provision of the Bankruptcy Code;

(xvi)                       any action taken by the Seller, any other Originating Entity or the Collection Agent (if a Parent Group Member or designee thereof) in the enforcement or collection of any Receivable; provided, however, that if any Conduit Investor enters into agreements for the purchase of interests in receivables from one or more Other Transferors, such Conduit Investor shall allocate such Indemnified Amounts which are in connection with any applicable Liquidity Provider Agreement, Credit Support Agreement or the credit support furnished by any applicable Credit Support Provider to the Seller and each Other Transferor; and provided, further, that if such Indemnified Amounts are attributable to any Parent Group Member and not attributable to any Other Transferor, the Seller shall be solely liable for such Indemnified Amounts or if such Indemnified Amounts are attributable to Other Transferors and not attributable to any Parent Group Member, such Other Transferors shall be solely liable for such Indemnified Amounts;

(xvii)                    any reduction or extinguishment of, or any failure by any Obligor to pay (in whole or in part), any Receivable or any Related Security with respect thereto as a result of or on account of any violation of or prohibition under any law, rule or regulation now or hereafter in effect from time to time, including without limitation and CHAMPUS/VA Regulation, any Medicaid Regulation or any Medicare Regulation, or as a result of or on account of the entering of any judicial or regulatory order or agreement adversely affecting the Seller or any Parent Group Member;

(xviii)                 any failure by the Seller or any Parent Group Member to maintain all governmental and other authorization and approvals necessary to render the services, or sell the merchandise, resulting in Receivables; or

(xix)                       without duplication of any amounts paid by the Seller pursuant to Section 2.3, any cancellation or voiding of a Receivable, any Contractual Adjustment, or any other event or circumstance which gives arise to a “Deemed Collection” under the TAA or a “Purchase Price Credit” under this Agreement.

SECTION 8.2.  Other Costs and Expenses.  (a)  The Seller agrees, upon receipt of a written invoice, to pay or cause to be paid, and to save the Purchaser harmless against liability for the payment of, all reasonable out-of-pocket expenses (including, without limitation, the out-of-pocket expenses payable by the Purchaser under Section 8.4 of the TAA) or intangible, documentary or recording taxes incurred by or on behalf of the Purchaser or any other Indemnified Party (i) in connection with the negotiation, execution, delivery and preparation of this Agreement, the other Transaction Documents and any documents or instruments delivered pursuant hereto and thereto and the transactions contemplated hereby or thereby (including, without limitation, the perfection or protection of the Purchaser’s ownership of Receivables and Related Assets with respect thereto) and (ii) from time to time (a) relating to any amendments, waivers or consents under this Agreement and the other Transaction Documents, (b) arising in connection with the Purchaser’s enforcement or preservation of rights (including, without limitation, the perfection and protection of the transfers of Receivables and Related Assets under this Agreement), or (c) arising in connection with any audit, dispute, disagreement, litigation or preparation for litigation involving this Agreement or any of the other Transaction Documents.

(b)                                 If the Seller fails to perform any of its agreements or obligations under this Agreement, following expiration of any applicable cure period, the Purchaser (or any assignee thereof) may (but shall not be required to) perform, or cause performance of, such agreement or obligation, and the reasonable expenses of the Purchaser (or any such assignee) incurred in connection therewith shall be payable by the Seller upon the Purchaser’s (or any such assignee’s) written demand therefor.

ARTICLE IX

MISCELLANEOUS

SECTION 9.1.  Term of Agreement.  This Agreement shall terminate on the date after the Collection Date on which (i) no further Purchases are to be made hereunder, (ii) the aggregate Outstanding Balance of Receivables conveyed to the Purchaser hereunder has been reduced to zero or written off in accordance with the Credit and Collection Policy and (iii) the Seller has paid the Purchaser all indemnities, adjustments and other amounts which may be owed to the Purchaser hereunder; provided, however, that (x) the rights and remedies of the Purchaser with respect to any representation and warranty made or deemed to be made by the Seller pursuant to this Agreement, (y) the indemnification and payment provisions of Article VII, and (z) the agreements set forth in Section 9.9 hereof, shall be continuing and shall survive any termination of this Agreement.

SECTION 9.2.  Waivers; Amendments.  No failure or delay on the part of the Purchaser in exercising any power, right or remedy under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or remedy preclude any other further exercise thereof or the exercise of any other power, right or remedy.  The rights and remedies herein provided shall be cumulative and nonexclusive of any rights or remedies provided by law.  No provision of this Agreement or the Subordinated Note may be amended, supplemented, modified or waived except in writing by the Seller, the Purchaser, the Agent and each Administrative Agent.  It is expressly understood and acknowledged that the prior written consent of the Agent shall be required in order for the Purchaser to grant a consent, authorization or approval requested by the Seller hereunder, or for the Purchaser to agree to any amendment, waiver or other modification to the terms or conditions of this Agreement.

SECTION 9.3.  Notices.  Except as provided below, all communications and notices provided for hereunder shall be in writing (including telecopy or electronic facsimile transmission or similar writing) and shall be given to the other party at its address or telecopy number set forth below or at such other address or telecopy number as such party may hereafter specify for the purposes of notice to such party.  Each such notice or other communication shall be effective (i) if given by telecopy when such telecopy is transmitted to the telecopy number specified in this Section 9.3 and confirmation is received, (ii) if given by mail 3 Business Days following such posting, postage prepaid, U.S. certified or registered, (iii) if given by overnight courier, one (1) Business Day after deposit thereof with a national overnight courier service, or (iv) if given by any other means, when received at the address specified in this Section 9.3.

If to the Purchaser:

NMC Funding Corporation

920 Winter Street

Waltham, MA  02451

Telephone:  (781) 699-2668

Telecopy:   (781) 699-9756

Attn:  Mark Fawcett

Payment Information:

Chase Manhattan Bank, N.A.

ABA 021-000-021

Account 323-0-76823

If to the Seller:

National Medical Care, Inc.

920 Winter Street

Waltham, MA  02451

Telephone:  (781) 699-2668

Telecopy:   (781) 699-9756

Attn:  Mark Fawcett

Payment Information:

Chase Manhattan Bank, N.A.

ABA 021-000-021

Account 323-0-76823

SECTION 9.4.  Governing Law; Submission to Jurisdiction; Integration.

(a)                                 THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.  THE SELLER HEREBY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND OF ANY NEW YORK STATE COURT SITTING IN THE CITY OF NEW YORK FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.  The Seller hereby irrevocably waives, to the fullest extent it may effectively do so, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum.  Nothing in this Section 9.4 shall affect the right of the Purchaser to bring any action or proceeding against the Seller or any of its properties in the courts of other jurisdictions.

(b)                                 EACH OF THE PARTIES HERETO HEREBY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE AMONG ANY OF THEM ARISING OUT OF, CONNECTED WITH, RELATING TO OR INCIDENTAL TO THE RELATIONSHIP BETWEEN THEM IN CONNECTION WITH THIS AGREEMENT OR THE OTHER TRANSACTION DOCUMENTS.

(c)                                  This Agreement contains the final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire Agreement among the parties hereto with respect to the subject matter hereof superseding all prior oral or written understandings.

(d)                                 The Seller hereby appoints Arent Fox LLP, located at 1675 Broadway, New York, New York 10019, as the authorized agent upon whom process may be served in any action arising out of or based upon this Agreement, the other Transaction Documents to which such Person is a party or the transactions contemplated hereby or thereby that may be instituted in the United States District Court for the Southern District of New York and of any New York State Court sitting in the City of New York by the Purchaser or any of its assignees.

SECTION 9.5.  Severability; Counterparts.  This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Agreement.  Any provisions of this Agreement which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 9.6.  Successors and Assigns.  This Agreement shall be binding on the parties hereto and their respective successors and assigns; provided, however, that the Seller may not assign any of its rights or delegate any of its duties hereunder or under any of the other Transaction Documents to which it is a party without the prior written consent of each of the Purchaser and the Agent. The Purchaser may assign at any time any or all of its rights and obligations hereunder and interests herein to any other Person without the consent of the Seller.  Without limiting the foregoing, the Seller acknowledges that the Purchaser, pursuant to the TAA, shall assign to the Agent, on behalf of the Conduit Investors or the Bank Investors, as the case may be, all of its rights, remedies, powers and privileges hereunder and that each of the Agent, the Conduit Investors and such Bank Investors may further assign such rights, remedies, powers and privileges to the extent permitted in the TAA.  The Seller agrees that the Agent, as the assignee of the Purchaser, shall, subject to the terms of the TAA, have the right to enforce this Agreement and to exercise directly all of the Purchaser’s rights and remedies under this Agreement (including, without limitation, the right to give or withhold any consents or approvals of the Purchaser to be given or withheld hereunder) and the Seller agrees to cooperate fully with the Agent in the exercise of such rights and remedies.  The Seller further agrees to give to the Agent copies of all notices, reports and other documents it is required to give to the Purchaser hereunder and to permit the Agent the rights of inspection and audit granted to the Purchaser hereunder.  In addition, the Seller agrees that to the extent the Purchaser is herein permitted to take any action or to provide any information or report, the Agent may similarly so direct and require (with or without the concurrence of the Purchaser) the Seller to take such action or to provide such information or report.

SECTION 9.7.  Waiver of Confidentiality.  The Seller hereby consents to the disclosure of any non-public information with respect to it received by the Purchaser, any Conduit Investor, the Agent, any Bank Investor or any Administrative Agent to any of the Purchaser, any Conduit Investor, the Agent, any nationally recognized rating agency rating any Conduit Investor’s Commercial Paper, any Administrative Agent, any Collateral Agent, any Bank Investor or potential Bank Investor, any Liquidity Provider or any Credit Support Provider in relation to this Agreement or the TAA.

SECTION 9.8.  Confidentiality Agreement.  The Seller hereby agrees that it will not disclose, and will cause each Parent Group Member to refrain from disclosing, the contents of this Agreement or any other proprietary or confidential information of the Purchaser, any Conduit Investor, the Agent, any Administrative Agent, any Collateral Agent, any Liquidity Provider or any Bank Investor to any other Person except (i) its auditors and attorneys, employees or financial advisors (other than any commercial bank) and any nationally recognized rating agency provided such auditors, attorneys, employees financial advisors or rating agencies are informed of the highly confidential nature of such information or (ii) following notice thereof to the Agent, as otherwise required by applicable law (including the federal securities laws) or order of a court of competent jurisdiction.

SECTION 9.9.  Bankruptcy Petitions.  (a)  The Seller hereby covenants and agrees that, prior to the date which is one year and one day after the payment in full of all outstanding Commercial Paper or other indebtedness of any Conduit Investor, it will not, and the Seller will cause each Parent Group Member to not, institute against, or join any other Person in instituting against, any Conduit Investor, any bankruptcy, reorganization, arrangement insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States.

(b)                                 The Seller hereby covenants and agrees that, prior to the date which is one year and one day after this Agreement shall have terminated in accordance with its terms, it will not institute against, or join any other Person in instituting against, the Purchaser any bankruptcy, reorganization, arrangement insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States

SECTION 9.10.  Purchase Termination.  The Seller’s obligation to sell, transfer, assigns and otherwise convey Receivables and Related Assets to the Purchaser hereunder may be terminated at any time by the Seller by giving written notice thereof to Purchaser and the Agent of the Seller’s election to discontinue Purchases hereunder, in which event the Purchase Termination Date (as defined in the TAA) shall thereafter occur on the date specified therefor by the Seller in such notice, but in any event not less than 60 days after the Agent’s receipt of such notice.

SECTION 9.11.  Subordination.  The Seller agrees that any indebtedness, obligation or claim, it may from time to time hold or otherwise have (including, without limitation any obligation or claim arising in connection with the Revolving Loans) against the Purchaser or any assets or properties of the Purchaser, whether arising hereunder or otherwise existing, shall be subordinate in right of payment to the prior payment in full of any indebtedness or obligation of the Purchaser owing to the Agent, any Administrative Agent, any Conduit Investor or any Bank Investor under the TAA.  The subordination provision contained herein is for the direct benefit of, and may be enforced by, the Agent, any Administrative Agent, any Conduit Investor, any Bank Investor and/or any of their respective assignees under the TAA.

SECTION 9.12.  Characterization of the Transactions Contemplated by the Agreement.  (a) It is the intention of the parties that each Purchase hereunder shall constitute a sale of such Receivables, together with the Related Assets with respect thereto, from the Seller to the Purchaser, conveying good title thereto free and clear of any Adverse Claims, and that such Receivables and Related Assets not be part of the Seller’s estate in the event of an insolvency.  If, notwithstanding the foregoing, the transactions contemplated under this Agreement should be deemed a financing and not a sale or such sale shall for any reason be ineffective or unenforceable (any of the foregoing a “Recharacterization”), the Seller and the Purchaser intend that the Seller shall be deemed to have granted to the Purchaser a first priority perfected and continuing security interest in all of the Seller’s right, title and interest in, to and under the Receivables now or hereafter arising that are sold to the Purchaser pursuant to this Agreement, together with the Related Assets with respect thereto, and that this Agreement shall constitute a security agreement under applicable law.

(b)                                 In the case of any Recharacterization, each of the Seller and the Purchaser represents and warrants that each remittance of Collections by the Seller to the Purchaser hereunder will have been (i) in payment of a debt incurred by the Seller in the ordinary course of business or financial affairs of the Seller and the Purchaser and (ii) made in the ordinary course of business or financial affairs of the Seller and the Purchaser.  In addition, to further protect the interests of the Purchaser and its assigns, the Seller hereby grants to the Purchaser (for the benefit of itself and the other Indemnified Parties) a first priority perfected and continuing security interest in all of the Seller’s right, title and interest in, to and under the Receivables arising after the Termination Date, together with the Related Assets with respect thereto.  The security interests deemed granted and granted pursuant to the two preceding sentences shall secure all obligations of the Seller hereunder and under the other Transaction Documents (including, without limitation, all indemnification and other obligations of the Seller under Article VIII of this Agreement).  The Seller hereby assigns to the Purchaser all of its rights and remedies under the Transferring Affiliate Letter (and all instruments, documents and agreements executed in connection therewith) with respect to the Receivables and the Related Assets and with respect to any obligations thereunder of any Originating Entity with respect to the Receivables and the Related Assets (including, without limitation, all security interests granted by the Transferring Affiliates under the Transferring Affiliate Letter and all indemnification obligations of the Transferring Affiliates under Section 17 of the Transferring Affiliate Letter).

SECTION 9.13.  Perfection Representations. The Perfection Representations shall be a part of the Agreement for all purposes.  The Seller hereby makes the representations and warranties set forth in the Perfection Representations as of the date of each sale of Receivables hereunder.  The Perfection Representations shall survive termination of this Agreement.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amended and Restated Receivables Purchase Agreement as of the date first written above.

NMC FUNDING CORPORATION,
as Purchaser

By:	/s/ Mark Fawcett
	Name:	Mark Fawcett
	Title:	Vice President & Treasurer

NATIONAL MEDICAL CARE, INC.,
as Seller

By:	/s/ Mark Fawcett
	Name:	Mark Fawcett
	Title:	Vice President & Treasurer

Signature Page to Second Amended and Restated Receivables Purchase Agreement

EXHIBIT A

[RESERVED]

A-1

EXHIBIT B

[RESERVED]

B-1

EXHIBIT C

[RESERVED]

C-1

EXHIBIT D

to

AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT

FORM OF SPECIAL ACCOUNT LETTER

D-1

EXHIBIT D

FORM OF SPECIAL ACCOUNT BANK LETTER

[for accounts with manual transfer]

[DATE]

[Name and Address of

Special Account Bank]

[Name of Originating Entity]

Ladies and Gentlemen:

Reference is made to our depository account[s] number[s]                                maintained in the name of the undersigned (the “Originating Entity”) with you (the “Account[s]”).

Unless otherwise directed by the Originating Entity, you are hereby instructed to transfer funds on deposit in the Account[s] solely to the following account by [ACH transfer or, if so directed by the Originating Entity, by wire transfer][intrabank transfer]:

[Name, number and designation of (i) the Concentration Account and

Concentration Account Bank or (ii) the Intermediate Concentration Account, as applicable].

Each such transfer shall be made at the end of each banking day on which the amount on deposit in the Account[s] exceeds $20,000, with the amount of the transfer being equal to the total amount of such funds in excess of $5,000;  provided that that Originating Entity may, at its option, deliver a standing instruction to you to effect such transfer at the end of each banking day regardless of the amount on deposit in the Account[s], with the amount of the transfer being equal to the total amount of funds in the Account[s].

In the event that you are directed by the Originating Entity to make any changes to the payment instructions specified in this letter, you are hereby instructed to notify Scotiabank in writing of such change at its address at The Bank of Nova Scotia, as Agent, One Liberty Plaza, 26th Floor, New York, NY 10006, Attention: Asset-Backed Finance, Mid-Office Administration:

William Sun Tel: (212) 225-5331 Fax: (212) 225-5274 Email: william.sun@scotiabank.com	Judy Bookal Tel: (212) 225-5462 Fax: (212)225-5274 Email: judy.bookal@scotiabank.com

Please agree to the terms of, and acknowledge receipt of, this letter by signing in the space provided below on two copies hereof sent herewith and send the signed copies to NMC Funding Corporation and the Originating Entity at its address at 920 Winter Street, Waltham, MA 02451, Attention: Mark Fawcett.

Very truly yours,

[NAME OF ORIGINATING ENTITY]

By:
Title

Agreed and acknowledged:

[NAME OF SPECIAL ACCOUNT BANK]

By:
Title:

2

FORM OF SPECIAL ACCOUNT BANK LETTER

[for zero balance accounts]

[DATE]

[Name and Address of

Special Account Bank]

[Name of Originating Entity]

Ladies and Gentlemen:

Reference is made to our depository account[s] number[s]                                maintained in the name of the undersigned (the “Originating Entity”) with you (the “Account[s]”).

This letter confirms that, as of the date hereof, the Account is a zero balance account (“ZBA”) established in accordance with your standard policies and procedures pursuant to which you are instructed to effect a transfer (the “Transfer”) at the end of each banking day of the available balance on deposit in the Account solely to the following account by ZBA transfer (internal book entry):

[Name, number and designation of (i) the Concentration Account and

Concentration Account Bank or (ii) the Intermediate Concentration Account, as applicable].

If so directed by the Originating Entity, the Transfer may be accomplished by ACH, wire or other means of transfer.  In such event, the Originating Entity will complete any implementation forms required by you to effect any standing transfer instructions in accordance with your standard policies and procedures then in effect.

In the event that you are directed by the Originating Entity to make any changes to the payment instructions specified in this letter, you are hereby instructed to notify Scotiabank in writing of such change at its address at The Bank of Nova Scotia, as Agent, One Liberty Plaza, 26th Floor, New York, NY 10006, Attention: Asset-Backed Finance, Mid-Office Administration:

William Sun Tel: (212) 225-5331 Fax: (212) 225-5274 Email: william.sun@scotiabank.com	Judy Bookal Tel: (212) 225-5462 Fax: (212)225-5274 Email: judy.bookal@scotiabank.com

Please agree to the terms of, and acknowledge receipt of, this letter by signing in the space provided below on two copies hereof sent herewith and send the signed copies to NMC Funding Corporation and the Originating Entity at its address at 920 Winter Street, Waltham, MA 02451, Attention: Mark Fawcett.

Very truly yours,

[NAME OF ORIGINATING ENTITY]

By:
Title

Agreed and acknowledged:

[NAME OF SPECIAL ACCOUNT BANK]

By:
Title:

2

EXHIBIT E

to

AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT

FORM OF SUBORDINATED NOTE

COPY

Subordinated Revolving Note

Lexington, Massachusetts	August 28, 1997

1.                                      Note.

For value received, the undersigned, NMC Funding Corporation, a Delaware corporation (the Borrower), hereby unconditionally promises to pay to the order of National Medical Care, Inc., a Delaware corporation (the Lender), in lawful money of the United States of America and in immediately available funds, on the Collection Date (as defined below) the aggregate unpaid principal sum outstanding of all Revolving Loans made from time to time by the Lender to the Borrower pursuant to and in accordance with the terms of that certain Receivables Purchase Agreement dated as of August 28, 1997 between the Lender and the Borrower (as amended, restated, supplemented or otherwise modified from time to time, the Purchase Agreement).  Reference to Section 2.2 of the Purchase Agreement is hereby made for a statement of the terms and conditions under which the loans evidenced hereby have been and will be made.  The Collection Date shall be the later to occur of (i) the Termination Date under that certain Transfer and Administration Agreement dated as of even date herewith (as the same may be amended, restated, supplemented or otherwise modified from time to time, the TAA) among the Borrower, Enterprise Funding Corporation (the Company), certain Bank Investors from time to time party thereto (together with the Company, the Investors), National Medical Care, Inc. as Collection Agent and NationsBank, NA., as Agent for the Investors, and (ii) the date all of the Aggregate Unpaids under the TAA shall have been repaid in full and all other obligations of the Borrower to the Investors and the Agent thereunder or in connection therewith shall have been indefeasibly satisfied in full (such Aggregate Unpaids and other obligations being the Senior Claim).  All terms which are capitalized and used herein and which are not otherwise specifically defined herein shall have the meanings ascribed to such terms in the Purchase Agreement.

2.                                      Interest.

(a)                                 The Borrower further promises to pay interest on the outstanding unpaid principal amount of any Revolving Loans from the date hereof until payment in full hereof at a rate per annum equal to the one-month LIBOR rate (as reported in the Bloomberg proprietary online service) plus 1.5% (the Interest Rate).  The Interest Rate shall be re-set on the first Business Day of each month, based on the rate reported in Bloomberg on that date, and the re-set rate shall be in effect during the month then beginning.

(b)                                 If the Borrower shall default in the payment of any principal hereof, the Borrower promises to, on demand, pay interest at the rate of the Interest Rate plus 1.0% on any such unpaid amounts, from the date such payment is due to the date of actual payment.

(c)                                  Interest shall be payable on the first calendar day of each month (or, if such day is not a Business Day, the next following Business Day) in arrears, provided, however, that the Borrower may elect, on the date any interest payment is due hereunder, to defer such

1

payment and upon such election the amount of interest due but unpaid on such date shall constitute principal under this Subordinated Revolving Note.

3.                                      Principal Payments.

(a)                                 The outstanding principal of any loan made under this Subordinated Revolving Note shall be due and payable on the Collection Date and may be repaid or prepaid at any time without premium or penalty.

(b)                                 The Lender is authorized and directed by the Borrower to enter in the Lender’s books and records the date and amount of each Revolving Loan made by it which is evidenced by this Subordinated Revolving Note and the amount of each payment of principal made by the Borrower, and absent manifest error, such entries shall constitute prima facie evidence of the accuracy of the information so entered; provided that neither the failure of the Lender to make any such entry or any error therein shall expand, limit or affect the obligations of the Borrower hereunder.

4.                                      Subordination.

The indebtedness evidenced by this Subordinated Revolving Note is subordinated to the prior payment in full of all of the Borrower’s obligations under the TAA.  The subordination provisions contained herein are for the direct benefit of, and may be enforced by, the Agent and the Investors and/or any of their assignees (collectively, the Senior Claimants) under the TAA.  Until the Collection Date, the Lender shall not demand, accelerate, sue for, take, receive or accept from the Borrower, directly or indirectly, in cash or other property or by set-off or any other manner (including, without limitation, from or by way of collateral) any payment or security of all or any of the indebtedness under this Subordinated Revolving Note or exercise any remedies or take any action or proceeding to enforce the same.  The Lender hereby agrees that it will not institute against the Borrower any proceeding of the type constituting an Event of Bankruptcy unless and until the date that is one year and one day after the Collection Date has occurred.  Nothing in this paragraph shall restrict the Borrower from paying, or the Lender from requesting, any payments under this Subordinated Revolving Note so long as (i) the Borrower is not required under the TAA to set aside the funds proposed to be used for such payments for the benefit of, or otherwise pay over such funds to, any of the Senior Claimants, (ii) no Termination Event or Potential Termination Event shall have occurred and then be continuing under the TAA and no Collection Agent Default shall have occurred and then be continuing under the TAA and (iii) the making of such payment would not otherwise violate the terms and provisions of either the Purchase Agreement or the TAA.  Should any payment, distribution or security or proceeds thereof be received by the Lender in violation of the immediately preceding sentence, the Lender agrees that such payment shall be segregated, received and held in trust for the benefit of, and deemed to be the property of, and shall be immediately paid over and delivered to the Agent for the benefit of the Senior Claimants.

5.                                      Bankruptcy; Insolvency.

Upon the occurrence of any Event of Bankruptcy involving the Borrower as debtor, then and in any such event the Senior Claimants shall receive payment in full of all amounts due or to

2

become due on or in respect of the Senior Claim (including Discount accruing under the TAA after the commencement of any such proceeding, whether or not any or all of such Discount is an allowable claim in any such proceeding) before the Lender shall be entitled to receive any payment on account of this Subordinated Revolving Note, and to that end, any payment or distribution of assets of the Borrower of any kind or character, whether in cash, securities or other property, in any applicable insolvency proceeding, which would otherwise be payable to or deliverable upon or with respect to any or all indebtedness under this Subordinated Revolving Note, is hereby assigned to and shall be paid or delivered by the Person making such payment or delivery (whether a trustee in bankruptcy, a receiver, custodian or liquidating trustee or otherwise) directly to the Agent for application to, or as collateral for the payment of, the Senior Claim until such Senior Claim shall have been paid in full and satisfied.

6.                                      Amendments.

This Subordinated Revolving Note shall not be amended, modified or terminated except in accordance with Section 9.2 of the Purchase Agreement.

7.                                      Governing Law.

This Subordinated Revolving Note shall be interpreted and the rights and liabilities of the parties hereto determined in accordance with the laws and decisions of the State of New York.  Wherever possible each provision of this Subordinated Revolving Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Subordinated Revolving Note shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Subordinated Revolving Note.

8.                                      Waivers.

All parties hereto, whether as makers, endorsers, or otherwise, severally waive presentment for payment, demand, protest and notice of dishonor.  The Lender additionally expressly waives all notice of the acceptance by any Senior Claimant of the subordination and other provisions of this Subordinated Revolving Note and expressly waives reliance by any Senior Claimant upon the subordination and other provisions herein provided.

9.                                      Assignment.

This Subordinated Revolving Note may not be assigned, pledged or otherwise transferred to any party without the prior written consent of the Agent, and any such attempted transfer shall be void.

3

In witness whereof, the Borrower has executed this Subordinated Revolving Note on the date first written above.

NMC Funding Corporation

By:	/s/	James V. Luther
James V. Luther, President

4

EXHIBIT F

to

AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT

LIST OF ACTIONS AND SUITS

The “Legal Proceedings” section of the most recent annual report on Form 20-F or report on Form 6-K for the quarter, as applicable, and such other Form 6-Ks referencing therein any actions, suits or proceedings, each as filed by Fresenius Medical Care AG & Co. KGaA (“FME KGaA” or the “Company”) with the U.S. Securities and Exchange Commission (“SEC”) under the Securities Exchange Act of 1934 is hereby incorporated by reference as if fully set forth herein.

Such filings can be found on the SEC website at the following link: http://www.sec.gov/cgi-bin/browse-edgar?action=getcompany&CIK=0001333141&owner=exclude&count=40

The following are excerpts from the reports on Form 6-K of FME KGaA filed with the Securities and Exchange Commission on October 31, 2012 for the period ending September 30, 2012, as amended, and on December 13, 2012 (in thousands, except share and per share data):

Legal Proceedings

The Company is routinely involved in numerous claims, lawsuits, regulatory and tax audits, investigations and other legal matters arising, for the most part, in the ordinary course of its business of providing healthcare services and products. Legal matters that the Company currently deems to be material are described below. For the matters described below in which the Company believes a loss is both reasonably possible and estimable, an estimate of the loss or range of loss exposure is provided. For the other matters described below, the Company believes that the loss probability is remote and/or the loss or range of possible losses cannot be reasonably estimated at this time. The outcome of litigation and other legal matters is always difficult to predict accurately and outcomes that are not consistent with the Company’s view of the merits can occur. The Company believes that it has valid defenses to the legal matters pending against it and is defending itself vigorously. Nevertheless, it is possible that the resolution of one or more of the legal matters currently pending or threatened could have a material adverse effect on its business, results of operations and financial condition.

Commercial Litigation

The Company was originally formed as a result of a series of transactions it completed pursuant to the Agreement and Plan of Reorganization dated as of February 4, 1996, by and between W.R. Grace & Co. and Fresenius SE (the “Merger”). At the time of the Merger, a W.R. Grace & Co. subsidiary known as W.R. Grace & Co.-Conn. had, and continues to have, significant liabilities arising out of product-liability related litigation (including asbestos-related actions), pre-Merger tax claims and other claims unrelated to National Medical Care, Inc. (“NMC”), which was W.R. Grace & Co.’s dialysis business prior to the Merger. In connection with the Merger, W.R. Grace & Co.-Conn. agreed to indemnify the Company, FMCH [Fresenius Medical Care Holdings, Inc.], and NMC against all liabilities of W.R. Grace & Co., whether relating to events occurring before or after the Merger, other than liabilities arising from or relating to NMC’s operations. W.R. Grace & Co. and certain of its subsidiaries filed for reorganization under Chapter 11 of the U.S. Bankruptcy Code (the “Grace Chapter 11 Proceedings”) on April 2, 2001.

Prior to and after the commencement of the Grace Chapter 11 Proceedings, class action complaints were filed against W.R. Grace & Co. and FMCH by plaintiffs claiming to be creditors of W.R. Grace & Co.-Conn., and by the asbestos creditors’ committees on behalf of the W.R. Grace & Co. bankruptcy estate in the Grace Chapter 11 Proceedings, alleging, among other things that the Merger was a fraudulent conveyance, violated the uniform fraudulent transfer act and constituted a conspiracy. All such cases have been stayed and transferred to or are pending before the U.S. District Court as part of the Grace Chapter 11 Proceedings.

In 2003, the Company reached agreement with the asbestos creditors’ committees on behalf of the W.R. Grace & Co. bankruptcy estate and W.R. Grace & Co. in the matters pending in the Grace Chapter 11 Proceedings for the settlement of all fraudulent conveyance and tax claims against it and other claims related to the Company that arise out of the bankruptcy of W.R. Grace & Co. Under the terms of the settlement agreement as amended (the “Settlement Agreement”), fraudulent conveyance and other claims raised on behalf of asbestos claimants will be dismissed with prejudice and the Company will receive protection against existing and potential future W.R. Grace & Co. related claims, including fraudulent conveyance and asbestos claims, and indemnification against income tax claims related to the non-NMC members of the W.R. Grace & Co. consolidated tax group upon confirmation of a W.R. Grace & Co. bankruptcy reorganization plan that contains such provisions. Under the Settlement Agreement, the Company will pay a total of $115,000 without interest to the W.R. Grace & Co. bankruptcy estate, or as otherwise directed by the Court, upon plan confirmation. No admission of liability has been or will be made. The Settlement Agreement has been approved by the U.S. District Court. In January and February 2011, the U.S. Bankruptcy Court entered orders confirming the plan of reorganization and the confirmation orders were affirmed by the U.S. District Court on January 31, 2012. Multiple parties have appealed to the Third Circuit Court of Appeals and the plan of reorganization will not be implemented until the appeals are finally resolved.

Subsequent to the Merger, W.R. Grace & Co. was involved in a multi-step transaction involving Sealed Air Corporation (“Sealed Air,” formerly known as Grace Holding, Inc.). The Company is engaged in litigation with Sealed Air to confirm its entitlement to indemnification from Sealed Air for all losses and expenses incurred by the Company relating to pre-Merger tax liabilities and Merger-related claims. Under the Settlement Agreement, upon final confirmation of a plan of reorganization that satisfies the conditions of the Company’s payment obligation, this litigation will be dismissed with prejudice.

On April 4, 2003, FMCH filed a suit in the U. S. District Court for the Northern District of California, styled Fresenius USA, Inc., et al., v. Baxter International Inc., et al., Case No. C 03-1431, seeking a declaratory judgment that FMCH does not infringe patents held by Baxter International Inc. and its subsidiaries and affiliates (“Baxter”), that the patents are invalid, and that Baxter is without right or authority to threaten or maintain suit against FMCH for alleged infringement of Baxter’s patents. In general, the asserted patents concern the use of touch screen interfaces for hemodialysis machines. Baxter filed counterclaims against FMCH seeking more than $140,000 in monetary damages and injunctive relief, and alleging that FMCH willfully infringed on Baxter’s patents. On July 17, 2006, the court entered judgment on a jury verdict in favor of FMCH finding all asserted claims of Baxter patents invalid as obvious and/or anticipated in light of prior art.

On February 13, 2007, the court granted Baxter’s motion to set aside the jury’s verdict in favor of FMCH and reinstated the patents and entered judgment of infringement. Following a trial on damages, the court entered judgment on November 6, 2007 in favor of Baxter on a jury award of $14,300. On April 4, 2008, the court denied Baxter’s motion for a new trial, established a royalty payable to Baxter of 10% of the sales price for continuing sales of FMCH’s 2008K hemodialysis machines and 7% of the sales price of related disposables, parts and service beginning November 7, 2007, and enjoined sales of the touchscreen-equipped 2008K machine effective January 1, 2009. The Company appealed the court’s rulings to the

United States Court of Appeals for the Federal Circuit (“Federal Circuit”). In October 2008, the Company completed design modifications to the 2008K machine that eliminate any incremental hemodialysis machine royalty payment exposure under the District Court order. On September 10, 2009, the Federal Circuit reversed the district court’s decision and determined that the asserted claims in two of the three patents at issue are invalid. As to the third patent, the Federal Circuit affirmed the district court’s decision; however, the Court also vacated the injunction and award of damages. These issues were remanded to the District Court for reconsideration in light of the invalidity ruling on most of the claims. As a result, FMCH is no longer required to fund the court-approved escrow account set up to hold the royalty payments ordered by the district court. Funds of $70,000 were contributed to the escrow fund. Upon remand, the district court reduced the post verdict damages award to $10,000 and $61,000 of the escrowed funds was returned to FMCH. In the parallel reexamination of the last surviving patent, the U.S. Patent and Trademark Office and the Board of Patent Appeals and Interferences ruled that the remaining Baxter patent is invalid. On May 17, 2012 the Federal Circuit affirmed the U.S Patent and Trademark Office’s ruling and invalidated the final remaining Baxter patent. Baxter’s request to the Federal Circuit for a rehearing has been denied.

On August 27, 2012, Baxter filed suit in the U.S. District Court for the Northern District of Illinois, styled Baxter International Inc., et al., v. Fresenius Medical Care Holdings, Inc., Case No. 12-cv-06890, alleging that the Company’s LibertyTM cycler infringes certain U.S. patents that were issued to Baxter between October 2010 and June 2012. The Company believes it has valid defenses to these claims, and will defend this litigation vigorously.

Other Litigation and Potential Exposures

Renal Care Group, Inc. (“RCG”), which the Company acquired in 2006, is named as a nominal defendant in a complaint originally filed September 13, 2006 in the Chancery Court for the State of Tennessee Twentieth Judicial District at Nashville styled Indiana State District Council of Laborers and Hod Carriers Pension Fund v. Gary Brukardt et al. Following the trial court’s dismissal of the complaint, plaintiff’s appeal in part, and reversal in part by the appellate court, the cause of action purports to be a class action on behalf of former shareholders of RCG and seeks monetary damages only against the individual former directors of RCG. The individual defendants, however, may have had claims for indemnification and reimbursement of expenses against the Company. Subject to the approval of the Nashville Chancery Court, the plaintiff has agreed to dismiss the Complaint with prejudice against the plaintiff and all other class members in exchange for a payment that is not material to the Company.

On July 17, 2007, resulting from an investigation begun in 2005, the United States Attorney filed a civil complaint in the United States District Court for the Eastern District of Missouri (St. Louis) against Renal Care Group, Inc., its subsidiary RCG Supply Company, and FMCH in its capacity as RCG’s current corporate parent. The complaint seeks monetary damages and penalties with respect to issues arising out of the operation of RCG’s Method II supply company through 2005, prior to FMCH’s acquisition of RCG in 2006. The complaint is styled United States of America ex rel. Julie Williams et al. vs. Renal Care Group, Renal Care Group Supply Company and FMCH. On August 11, 2009, the Missouri District Court granted RCG’s motion to transfer venue to the United States District Court for the Middle District of Tennessee (Nashville). On March 22, 2010, the Tennessee District Court entered judgment against defendants for approximately $23,000 in damages and interest under the unjust enrichment count of the complaint but denied all relief under the six False Claims Act counts of the complaint. On June 17, 2011, the District Court entered summary judgment against RCG for $82,643 on one of the False Claims Act counts of the complaint. On June 23, 2011, the Company appealed to the United States Court of Appeals for the Sixth Circuit.

On October 5, 2012, the Sixth Circuit Court of Appeals substantially reversed the District Court, vacated the District Court judgment and damages award, and entered judgment for the FMCH defendants on the principal False Claims Act counts of the complaint. The Court of Appeals remanded the case to the District Court for further proceedings and trial only on the unjust enrichment and ‘steering’ counts of the complaint. The Company will contest those counts if they are pursued.

On February 15, 2011, a qui tam relator’s complaint under the False Claims Act against FMCH was unsealed by order of the United States District Court for the District of Massachusetts and served by the relator. The United States has not intervened in the case United States ex rel. Chris Drennen v. Fresenius Medical Care Holdings, Inc., 2009 Civ. 10179 (D. Mass.). The relator’s complaint, which was first filed under seal in February 2009, alleges that the Company seeks and receives reimbursement from government payors for serum ferritin and hepatitis B laboratory tests that are medically unnecessary or not properly ordered by a physician. FMCH has filed a motion to dismiss the complaint. On March 6, 2011, the United States Attorney for the District of Massachusetts issued a Civil Investigative Demand seeking the production of documents related to the same laboratory tests that are the subject of the relator’s complaint. FMCH has cooperated fully in responding to the additional Civil Investigative Demand, and will vigorously contest the relator’s complaint.

On June 29, 2011, FMCH received a subpoena from the United States Attorney for the Eastern District of New York (“E.D.N.Y.”). On December 6, 2011, a single Company facility in New York received a subpoena from the OIG that was substantially similar to the one issued by the U.S. Attorney for the E.D.N.Y. These subpoenas are part of a criminal and civil investigation into relationships between retail pharmacies and outpatient dialysis facilities in the State of New York and into the reimbursement under government payor programs in New York for medications provided to patients with ESRD. Among the issues encompassed by the investigation is whether retail pharmacies may have provided or received compensation from the New York Medicaid program for pharmaceutical products that should be provided by the dialysis facilities in exchange for the New York Medicaid payment to the dialysis facilities. The Company has cooperated in the investigation.

Civil investigative demands were issued under the supervision of the United States Attorneys for Rhode Island and Connecticut to American Access Care LLC (AAC) and certain affiliated entities prior to the Company’s acquisition of AAC in October 2011. In March 2012, a third subpoena was issued under the supervision of the United States Attorney for the Southern District of Florida (Miami). The subpoenas cover a wide range of documents and activities of AAC, but appear to focus on coding and billing practices and procedures. The Company has assumed responsibility for responding to the subpoenas and is cooperating fully with the United States Attorneys.

On December 7, 2012, FMCNA [FMCH and subsidiaries] received a subpoena from the United States Attorney for the District of Massachusetts requesting production of a range of documents relating to products manufactured by FMCNA. FMCNA intends to cooperate fully in this matter.

On December 12, 2012, a group of plaintiffs’ counsel filed a petition to form a federal multidistrict litigation in the United States District Court for the District of Massachusetts and thereby consolidate wrongful death lawsuits against the company’s North American subsidiary Fresenius Medical Care Holdings, Inc. and subsidiaries (FMCNA). The complaints to be consolidated allege generally that inadequate labeling and warnings for FMCNA’s dialysate concentrate products NaturaLyte® and GranuFlo® caused harm to patients. The company believes that these lawsuits are without merit, and intends to defend them vigorously.

The Company has received communications alleging certain conduct in certain countries outside the U.S. and Germany that may violate the U.S. Foreign Corrupt Practices Act (“FCPA”) or other anti-

bribery laws. In response to the allegations, the Audit and Corporate Governance Committee of the Company’s Supervisory Board is conducting an internal review with the assistance of independent counsel retained for such purpose. The Company voluntarily advised the U.S. Securities and Exchange Commission and the U.S. Department of Justice that allegations have been made and of the Company’s internal review. The Company has also directed its independent counsel, in conjunction with the Company’s Compliance Department, to review the Company’s internal controls related to compliance with international anti-bribery laws and identify any potential enhancements to such controls. The Company is fully committed to FCPA compliance. It cannot predict the outcome of its review.

The Company filed claims for refunds contesting the Internal Revenue Service’s (“IRS”) disallowance of FMCH’s civil settlement payment deductions taken by FMCH in prior year tax returns. As a result of a settlement agreement with the IRS, the Company received a partial refund in September 2008 of $37,000, inclusive of interest and preserved our right to pursue claims in the United States Courts for refunds of all other disallowed deductions, which totaled approximately $126,000. On December 22, 2008, the Company filed a complaint for complete refund in the United States District Court for the District of Massachusetts, styled as Fresenius Medical Care Holdings, Inc. v. United States. On August 15, 2012, a jury entered a verdict for FMCH granting additional deductions of $95,000. The District Court is now considering the terms of the judgment to be entered against the United States to reflect the amount of the tax refund due to FMCH.

As a result of changes in the IV Iron market, the Company plans to renegotiate its 2008 license, distribution, manufacturing and supply agreement with Luitpold Pharmaceuticals, Inc. and American Regent, Inc. for Iron products sold under the Venofer brand. Such renegotiation may result in a charge of up to $65,000, after tax.

From time to time, the Company is a party to or may be threatened with other litigation or arbitration, claims or assessments arising in the ordinary course of its business. Management regularly analyzes current information including, as applicable, the Company’s defenses and insurance coverage and, as necessary, provides accruals for probable liabilities for the eventual disposition of these matters.

The Company, like other healthcare providers, conducts its operations under intense government regulation and scrutiny. It must comply with regulations which relate to or govern the safety and efficacy of medical products and supplies, the operation of manufacturing facilities, laboratories and dialysis clinics, and environmental and occupational health and safety. The Company must also comply with the laws of the United States, including the federal Anti-Kickback Statute, the federal False Claims Act, the federal Stark Law, and other federal and state fraud and abuse laws. Applicable laws or regulations may be amended, or enforcement agencies or courts may make interpretations that differ from the Company’s interpretations or the manner in which it conducts its business. Enforcement has become a high priority for the federal government and some states. In addition, the provisions of the False Claims Act authorizing payment of a portion of any recovery to the party bringing the suit encourage private plaintiffs to commence “qui tam” or “whistle blower” actions. In May 2009, the scope of the False Claims Act was expanded and additional protections for whistle blowers and procedural provisions to aid whistle blowers’ ability to proceed in a False Claims Act case were added. By virtue of this regulatory environment, the Company’s business activities and practices are subject to extensive review by regulatory authorities and private parties, and continuing audits, investigative demands, subpoenas, other inquiries, claims and litigation relating to the Company’s compliance with applicable laws and regulations. The Company may not always be aware that an inquiry or action has begun, particularly in the case of “whistle blower” actions, which are initially filed under court seal.

The Company operates many facilities throughout the United States and other parts of the world. In such a decentralized system, it is often difficult to maintain the desired level of oversight and control over the thousands of individuals employed by many affiliated companies. The Company relies upon its management structure, regulatory and legal resources, and the effective operation of its compliance program to direct, manage and monitor the activities of these employees. On occasion, the Company may identify instances where employees or other agents deliberately, recklessly or inadvertently contravene the Company’s policies or violate applicable law. The actions of such persons may subject the Company and its subsidiaries to liability under the Anti-Kickback Statute, the Stark Law, the False Claims Act and the Foreign Corrupt Practices Act, among other laws and comparable laws of other countries.

Physicians, hospitals and other participants in the healthcare industry are also subject to a large number of lawsuits alleging professional negligence, malpractice, product liability, worker’s compensation or related claims, many of which involve large claims and significant defense costs. The Company has been and is currently subject to these suits due to the nature of its business and expects that those types of lawsuits may continue. Although the Company maintains insurance at a level which it believes to be prudent, it cannot assure that the coverage limits will be adequate or that insurance will cover all asserted claims. A successful claim against the Company or any of its subsidiaries in excess of insurance coverage could have a material adverse effect upon it and the results of its operations. Any claims, regardless of their merit or eventual outcome, could have a material adverse effect on the Company’s reputation and business.

The Company has also had claims asserted against it and has had lawsuits filed against it relating to alleged patent infringements or businesses that it has acquired or divested. These claims and suits relate both to operation of the businesses and to the acquisition and divestiture transactions. The Company has, when appropriate, asserted its own claims, and claims for indemnification. A successful claim against the Company or any of its subsidiaries could have a material adverse effect upon its business, financial condition, and the results of its operations. Any claims, regardless of their merit or eventual outcome, could have a material adverse effect on the Company’s reputation and business.

Accrued Special Charge for Legal Matters

At December 31, 2001, the Company recorded a pre-tax special charge of $258,159 to reflect anticipated expenses associated with the defense and resolution of pre-Merger tax claims, Merger-related claims, and commercial insurer claims. The costs associated with the Settlement Agreement and settlements with insurers have been charged against this accrual. With the exception of the proposed $115,000 payment under the Settlement Agreement in the Grace Chapter 11 Proceedings, all other matters included in the special charge have been resolved. While the Company believes that its remaining accrual reasonably estimates its currently anticipated costs related to the continued defense and resolution of this matter, no assurances can be given that its actual costs incurred will not exceed the amount of this accrual.

EXHIBIT G

to

AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT

LOCATION OF RECORDS

G-1

LEGAL NAME	BILLING GROUP NAME	BILLING GROUP ADDRESS 1	BILLING GROUP ADDRESS 2	BILLING GROUP CITY	BILLING GROUP STATE	BILLING GROUP ZIP
Acumen Physician Solutions, LLC		920 Winter Street		Waltham	MA	02451
Apheresis Care Group, Inc.	WEST DIVISION ACUTE BILLING GROUP	1485 RICHARDSON DR		RICHARDSON	TX	75080
Bio-Medical Applications Management Company, Inc.	CORPORATE	920 Winter Street		Waltham	MA	02451
Bio-Medical Applications of Alabama, Inc.	MOBILE BILLING GROUP	6321 PICCADILLY SQUARE DR		MOBILE	AL	36609
Bio-Medical Applications of Amarillo, Inc.	DALLAS BILLING GROUP	1485 RICHARDSON DR		RICHARDSON	TX	75080
Bio-Medical Applications of Anacostia, Inc.	MARYLAND/VIRGINIA BG	190 BILMAR DR	BMA PITTSBURGH	PITTSBURGH	PA	15205
Bio-Medical Applications of Aquadilla, Inc.	PUERTO RICO BILLING GROUP	ANTILLAS WAREHOUSE & OFFICE PARK	461 FRANCIA ST., SUITE 1-401	SAN JUAN	PR	00917
Bio-Medical Applications of Arecibo, Inc.	PUERTO RICO BILLING GROUP	461 CALLE FRANCIA	ANTILLAS WAREHOUSE	SAN JUAN	PR	00917
Bio-Medical Applications of Arkansas, Inc.	TAMPA BILLING GROUP	BMA TAMPA INC.	5625 WEST WATERS AVENUE, SUITE A	TAMPA	FL	33634
Bio-Medical Applications of Bayamon, Inc.	PUERTO RICO BILLING GROUP	461 CALLE FRANCIA	ANTILLAS WAREHOUSE	SAN JUAN	PR	00917
Bio-Medical Applications of Blue Springs, Inc.	TYLER BILLING	1101 E. SE LOOP 323	SUITE 190 - WOODGATE IV	TYLER	TX	75701
Bio-Medical Applications of Caguas, Inc.	PUERTO RICO BILLING GROUP	461 CALLE FRANCIA	ANTILLAS WAREHOUSE	SAN JUAN	PR	00917
Bio-Medical Applications of California, Inc.	MESA SOUTH BILLING GROUP	1750 S MESA DR		MESA	AZ	85210
Bio-Medical Applications of Camarillo, Inc.	MESA SOUTH BILLING GROUP	1750 S MESA DR		MESA	AZ	85210
Bio-Medical Applications of Capitol Hill, Inc.	MARYLAND/VIRGINIA BG	190 BILMAR DR	BMA PITTSBURGH	PITTSBURGH	PA	15205
Bio-Medical Applications of Carolina, Inc.	PUERTO RICO BILLING GROUP	461 CALLE FRANCIA	ANTILLAS WAREHOUSE	SAN JUAN	PR	00917
Bio-Medical Applications of Carson, Inc.	MESA SOUTH BILLING GROUP	1750 S MESA DR		MESA	AZ	85210
Bio-Medical Applications of Clinton, Inc.	FAYETTEVILLE BILLING GROUP	235 N MCPHERSON CHURCH RD		FAYETTEVILLE	NC	28303
Bio-Medical Applications of Columbia Heights, Inc.	MARYLAND/VIRGINIA BG	190 BILMAR DR	BMA PITTSBURGH	PITTSBURGH	PA	15205
Bio-Medical Applications of Connecticut, Inc.	NEW BEDFORD BILLING GROUP	700 PLEASANT ST		NEW BEDFORD	MA	02740
Bio-Medical Applications of Delaware, Inc.	PEACHTREE BILLING GROUP	2015 VAUGHN RD NW	STE 300	KENNESAW	GA	30144
Bio-Medical Applications of Dover, Inc.	NEW BEDFORD BILLING GROUP	700 PLEASANT ST		NEW BEDFORD	MA	02740
Bio-Medical Applications of Eureka, Inc.	MESA SOUTH BILLING GROUP	1750 S MESA DR		MESA	AZ	85210
Bio-Medical Applications of Fayetteville, Inc.	FAYETTEVILLE BILLING GROUP	235 N MCPHERSON CHURCH RD		FAYETTEVILLE	NC	28303
Bio-Medical Applications of Florida, Inc.	ORLANDO BILLING GROUP	1155 W STATE ROAD 434	BMA ORLANDO, INC.	LONGWOOD	FL	32750
Bio-Medical Applications of Fremont, Inc.	TYLER BILLING	1101 E. SE LOOP 323	SUITE 190 - WOODGATE IV	TYLER	TX	75701
Bio-Medical Applications of Fresno, Inc.	MESA SOUTH BILLING GROUP	1750 S MESA DR		MESA	AZ	85210
Bio-Medical Applications of Georgia, Inc.	KNOXVILLE BILLING GROUP	1512 COLEMAN RD	BILLING GROUP	KNOXVILLE	TN	37909
Bio-Medical Applications of Guayama, Inc.	PUERTO RICO BILLING GROUP	461 CALLE FRANCIA	ANTILLAS WAREHOUSE	SAN JUAN	PR	00917
Bio-Medical Applications of Humacao, Inc.	PUERTO RICO BILLING GROUP	461 CALLE FRANCIA	ANTILLAS WAREHOUSE	SAN JUAN	PR	00917
Bio-Medical Applications of Illinois, Inc.	ORLANDO BILLING GROUP	1155 W STATE ROAD 434	BMA ORLANDO, INC.	LONGWOOD	FL	32750
Bio-Medical Applications of Indiana, Inc.	UNIONTOWN BILLING GROUP	1485 CORPORATE WOODS PKWY		UNIONTOWN	OH	44685
Bio-Medical Applications of Kansas, Inc.	TYLER BILLING	1101 E. SE LOOP 323	SUITE 190 - WOODGATE IV	TYLER	TX	75701
Bio-Medical Applications of Kentucky, Inc.	KENTUCKY BILLING GROUP	6100 DUTCHMANS LN		LOUISVILLE	KY	40205
Bio-Medical Applications of Long Beach, Inc.	MESA SOUTH BILLING GROUP	1750 S MESA DR		MESA	AZ	85210
Bio-Medical Applications of Los Gatos, Inc.	TYLER BILLING	1101 E. SE LOOP 323	SUITE 190 - WOODGATE IV	TYLER	TX	75701
Bio-Medical Applications of Louisiana, LLC	OCALA BILLING GROUP	1308 SE 25TH LOOP	BMA OCALA, INC	OCALA	FL	34471
Bio-Medical Applications of Maine, Inc.	NEW BEDFORD BILLING GROUP	700 PLEASANT ST		NEW BEDFORD	MA	02740
Bio-Medical Applications of Manchester, Inc.	NEW BEDFORD BILLING GROUP	700 PLEASANT ST		NEW BEDFORD	MA	02740
Bio-Medical Applications of Maryland, Inc.	MARYLAND/VIRGINIA BG	190 BILMAR DR	BMA PITTSBURGH	PITTSBURGH	PA	15205
Bio-Medical Applications of Massachusetts, Inc.	NEW BEDFORD BILLING GROUP	700 PLEASANT ST		NEW BEDFORD	MA	02740
Bio-Medical Applications of Mayaguez, Inc.	PUERTO RICO BILLING GROUP	461 CALLE FRANCIA	ANTILLAS WAREHOUSE	SAN JUAN	PR	00917
Bio-Medical Applications of Michigan, Inc.	INDIANAPOLIS BILLING	1320 CITY CENTER DR		CARMEL	IN	46032
Bio-Medical Applications of Minnesota, Inc.	UPPER MIDWEST BILLING GROUP	9120 SPRINGBROOK DR NW		COON RAPIDS	MN	55433
Bio-Medical Applications of Mission Hills, Inc.	MESA SOUTH BILLING GROUP	1750 S MESA DR		MESA	AZ	85210
Bio-Medical Applications of Mississippi, Inc.	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD		METAIRIE	LA	70002
Bio-Medical Applications of Missouri, Inc.	TYLER BILLING	1101 E. SE LOOP 323	SUITE 190 - WOODGATE IV	TYLER	TX	75701
Bio-Medical Applications of Nevada, Inc.	MESA SOUTH BILLING GROUP	1750 S MESA DR		MESA	AZ	85210
Bio-Medical Applications of New Hampshire, Inc.	NEW BEDFORD BILLING GROUP	700 PLEASANT ST		NEW BEDFORD	MA	02740
Bio-Medical Applications of New Jersey, Inc.	CLEVELAND BILLING	25050 COUNTRY CLUB BLVD		NORTH OLMSTED	OH	44070
Bio-Medical Applications of New Mexico, Inc.	TYLER BILLING	1101 E. SE LOOP 323	SUITE 190 - WOODGATE IV	TYLER	TX	75701
Bio-Medical Applications of North Carolina, Inc.	FAYETTEVILLE BILLING GROUP	235 N MCPHERSON CHURCH RD		FAYETTEVILLE	NC	28303
Bio-Medical Applications of Northeast D.C., Inc.	MARYLAND/VIRGINIA BG	190 BILMAR DR	BMA PITTSBURGH	PITTSBURGH	PA	15205
Bio-Medical Applications of Oakland, Inc.	MESA SOUTH BILLING GROUP	1750 S MESA DR		MESA	AZ	85210

Bio-Medical Applications of Ohio, Inc.	UNIONTOWN BILLING GROUP	1485 CORPORATE WOODS PKWY		UNIONTOWN	OH	44685
Bio-Medical Applications of Oklahoma, Inc.	SAN ANTONIO BILLING GROUP	6100 BANDERA RD		SAN ANTONIO	TX	78238
Bio-Medical Applications of Pennsylvania, Inc.	STEEL CITY BILLING GROUP	190 BILMAR DR	BMA PITTSBURGH	PITTSBURGH	PA	15205
Bio-Medical Applications of Ponce, Inc.	PUERTO RICO BILLING GROUP	461 CALLE FRANCIA	ANTILLAS WAREHOUSE	SAN JUAN	PR	00917
Bio-Medical Applications of Puerto Rico, Inc.	PUERTO RICO BILLING GROUP	461 CALLE FRANCIA	ANTILLAS WAREHOUSE	SAN JUAN	PR	00917
Bio-Medical Applications of Rhode Island, Inc.	NEW BEDFORD BILLING GROUP	700 PLEASANT STREET		NEW BEDFORD	MA	02740
Bio-Medical Applications of Rio Piedras, Inc.	PUERTO RICO BILLING GROUP	461 CALLE FRANCIA	ANTILLAS WAREHOUSE	SAN JUAN	PR	00917
Bio-Medical Applications of San Antonio, Inc.	DALLAS BILLING GROUP	1485 RICHARDSON DR		RICHARDSON	TX	75080
Bio-Medical Applications of San German, Inc.	PUERTO RICO BILLING GROUP	461 CALLE FRANCIA	ANTILLAS WAREHOUSE	SAN JUAN	PR	00917
Bio-Medical Applications of San Juan, Inc.	PUERTO RICO BILLING GROUP	461 CALLE FRANCIA	ANTILLAS WAREHOUSE	SAN JUAN	PR	00917
Bio-Medical Applications of South Carolina, Inc.	FAYETTEVILLE BILLING GROUP	235 N MCPHERSON CHURCH RD		FAYETTEVILLE	NC	28303
Bio-Medical Applications of Southeast Washington, Inc.	MARYLAND/VIRGINIA BG	190 BILMAR DR	BMA PITTSBURGH	PITTSBURGH	PA	15205
Bio-Medical Applications of Tennessee, Inc.	KNOXVILLE BILLING GROUP	1512 COLEMAN RD	BILLING GROUP	KNOXVILLE	TN	37909
Bio-Medical Applications of Texas, Inc.	DALLAS BILLING GROUP	1485 RICHARDSON DR		RICHARDSON	TX	75080
Bio-Medical Applications of the District of Columbia, Inc.	MARYLAND/VIRGINIA BG	190 BILMAR DR	BMA PITTSBURGH	PITTSBURGH	PA	15205
Bio-Medical Applications of Ukiah, Inc.	MESA SOUTH BILLING GROUP	1750 S MESA DR		MESA	AZ	85210
Bio-Medical Applications of Virginia, Inc.	ROANOKE BILLING GROUP	2830 KEAGY RD		SALEM	VA	24153
Bio-Medical Applications of West Virginia, Inc.	ROANOKE BILLING GROUP	2830 KEAGY RD		SALEM	VA	24153
Bio-Medical Applications of Wisconsin, Inc.	UPPER MIDWEST BILLING GROUP	9120 SPRINGBROOK DR NW		COON RAPIDS	MN	55433
Bio-Medical Applications of Woonsocket, Inc.		920 Winter Street		Waltham	MA	02451
Bio-Medical Applications of Wyoming, LLC	TYLER BILLING	1101 E. SE LOOP 323	SUITE 190 - WOODGATE IV	TYLER	TX	75701
Brevard County Dialysis, LLC	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD		METAIRIE	LA	70002
Clayton County Dialysis, LLC	MACON BILLING GROUP	1515 BASS RD		MACON	GA	31210
Clermont Dialysis Center, LLC	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD		METAIRIE	LA	70002
Columbus Area Renal Alliance, LLC	UNIONTOWN BILLING GROUP	1485 CORPORATE WOODS PKWY		UNIONTOWN	OH	44685
Conejo Valley Dialysis, Inc.	MESA SOUTH BILLING GROUP	1750 S MESA DR		MESA	AZ	85210
Dialysis America Georgia, LLC	KNOXVILLE BILLING GROUP	1512 COLEMAN RD	BILLING GROUP	KNOXVILLE	TN	37909
Dialysis Associates of Northern New Jersey, L.L.C.	ALLENTOWN BILLING GROUP	861 MARCON BLVD.	SUITE 2	ALLENTOWN	PA	18109
Dialysis Associates, LLC	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD		METAIRIE	LA	70002
Dialysis Centers of America - Illinois, Inc.	KENTUCKY BILLING GROUP	6100 DUTCHMANS LN		LOUISVILLE	KY	40205
Dialysis Management Corporation	TYLER BILLING	1101 E. SE LOOP 323	SUITE 190 - WOODGATE IV	TYLER	TX	75701
Dialysis Services of Atlanta, Inc.	PEACHTREE BILLING GROUP	2015 VAUGHN RD NW	STE 300	KENNESAW	GA	30144
Dialysis Services of Cincinnati, Inc.	PEACHTREE BILLING GROUP	2015 VAUGHN RD NW	STE 300	KENNESAW	GA	30144
Dialysis Services of Southeast Alaska, LLC	MESA NORTH BILLING GROUP	1750 S MESA DR		MESA	AZ	85210
Dialysis Services, Inc.		920 Winter Street		Waltham	MA	02451
Dialysis Specialists of Marietta, Ltd.	KENTUCKY BILLING GROUP	6100 DUTCHMANS LN		LOUISVILLE	KY	40205
Dialysis Specialists of Topeka, Inc.	TYLER BILLING	1101 E. SE LOOP 323	SUITE 190 - WOODGATE IV	TYLER	TX	75701
Dialysis Specialists of Tulsa, Inc.	SAN ANTONIO BILLING GROUP	6100 BANDERA RD		SAN ANTONIO	TX	78238
Douglas County Dialysis, LLC	MACON BILLING GROUP	1515 BASS RD		MACON	GA	31210
Doylestown Acute Renal Services, L.L.C.		920 Winter Street		Waltham	MA	02451
Du Page Dialysis, Ltd.	CHICAGO BILLING GROUP	ONE WESTBROOK DRIVE	TOWER 1, SUITE 1000	WESTCHESTER	IL	60154
Everest Healthcare Holdings, Inc.		920 Winter Street		Waltham	MA	02451
Everest Healthcare Indiana, Inc.	INDIANAPOLIS BILLING	1320 CITY CENTER DR		CARMEL	IN	46032
Everest Healthcare Ohio, Inc.	KNOXVILLE BILLING GROUP	1512 COLEMAN RD	BILLING GROUP	KNOXVILLE	TN	37909
Everest Healthcare Rhode Island, Inc.	NEW BEDFORD BILLING GROUP	700 PLEASANT ST		NEW BEDFORD	MA	02740
Everest Healthcare Texas Holding Corp.		920 Winter Street		Waltham	MA	02451
Everest Healthcare Texas, L.P.	SAN ANTONIO BILLING GROUP	6100 BANDERA ROAD	SUITE 601	SAN ANTONIO	TX	78238
FMS Delaware Dialysis, LLC	UNIONTOWN BILLING GROUP	1485 CORPORATE WOODS PKWY		UNIONTOWN	OH	44685
FMS Philadelphia Dialysis, LLC	PEACHTREE BILLING GROUP	2015 VAUGHN RD NW	STE 300	KENNESAW	GA	30144
Fondren Dialysis Clinic, Inc.	TYLER BILLING	1101 E. SE LOOP 323	SUITE 190 - WOODGATE IV	TYLER	TX	75701
Fort Scott Regional Dialysis Center, Inc.	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD		METAIRIE	LA	70002
Four State Regional Dialysis Center, Inc.	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD		METAIRIE	LA	70002
Fresenius Health Partners Care Systems, Inc.		920 Winter Street		Waltham	MA	02451
Fresenius Health Partners, Inc.		920 Winter Street		Waltham	MA	02451
Fresenius Management Services, Inc.		920 Winter Street		Waltham	MA	02451

Fresenius Medical Care - South Texas Kidney, LLC	DALLAS BILLING GROUP	1485 RICHARDSON DR		RICHARDSON	TX	75080
Fresenius Medical Care Apheresis Services, LLC		920 Winter Street		Waltham	MA	02451
Fresenius Medical Care Comprehensive CKD Services, Inc.		920 Winter Street		Waltham	MA	02451
Fresenius Medical Care Dialysis Services - Oregon, LLC	MESA NORTH BILLING GROUP	1750 S MESA DR		MESA	AZ	85210
Fresenius Medical Care Dialysis Services Colorado LLC	TYLER BILLING	1101 E. SE LOOP 323	SUITE 190 - WOODGATE IV	TYLER	TX	75701
Fresenius Medical Care Harston Hall, LLC	PEACHTREE BILLING GROUP	2015 VAUGHN RD NW	STE 300	KENNESAW	GA	30144
Fresenius Medical Care Healthcare Recruitment, LLC		920 Winter Street		Waltham	MA	02451
Fresenius Medical Care Holdings, Inc.		920 Winter Street		Waltham	MA	02451
Fresenius Medical Care of Illinois, LLC	CHICAGO BILLING GROUP	ONE WESTBROOK DRIVE	TOWER 1, SUITE 1000	WESTCHESTER	IL	60154
Fresenius Medical Care of Montana, LLC	MESA NORTH BILLING GROUP	1750 S MESA DR		MESA	AZ	85210
Fresenius Medical Care of Nebraska, LLC	WEST DIVISION ACUTE BILLING GROUP	1485 RICHARDSON DR		RICHARDSON	TX	75080
Fresenius Medical Care Pharmacy Services, Inc.		920 Winter Street		Waltham	MA	02451
Fresenius Medical Care PSO, LLC		920 Winter Street		Waltham	MA	02451
Fresenius Medical Care Rx, LLC		920 Winter Street		Waltham	MA	02451
Fresenius Medical Care Ventures Holding Company, Inc.		920 Winter Street		Waltham	MA	02451
Fresenius Medical Care Ventures, LLC		920 Winter Street		Waltham	MA	02451
Fresenius Medical Care-OSUIM Kidney Centers, LLC	UNIONTOWN BILLING GROUP	1485 CORPORATE WOODS PKWY		UNIONTOWN	OH	44685
Fresenius USA Manufacturing, Inc.		920 Winter Street		Waltham	MA	02451
Fresenius USA Marketing, Inc.		920 Winter Street		Waltham	MA	02451
Fresenius USA, Inc.		920 Winter Street		Waltham	MA	02451
Fresenius Vascular Care, Inc.		920 Winter Street		Waltham	MA	02451
Gulf Region Mobile Dialysis, Inc.	WEST DIVISION ACUTE BILLING GROUP	1485 RICHARDSON DR		RICHARDSON	TX	75080
Haemo-Stat, Inc.	WEST DIVISION ACUTE BILLING GROUP	1485 RICHARDSON DR		RICHARDSON	TX	75080
Henry Dialysis Center, LLC	MACON BILLING GROUP	1515 BASS RD		MACON	GA	31210
Holton Dialysis Clinic, LLC	MACON BILLING GROUP	1515 BASS RD		MACON	GA	31210
Home Dialysis of America, Inc.		920 Winter Street		Waltham	MA	02451
Home Dialysis of Muhlenberg County, Inc.	KENTUCKY BILLING GROUP	6100 DUTCHMANS LN		LOUISVILLE	KY	40205
Homestead Artificial Kidney Center, Inc.	TAMPA BILLING GROUP	5625 W WATERS AVE	BMA TAMPA INC.	TAMPA	FL	33634
Inland Northwest Renal Care Group, LLC	MESA NORTH BILLING GROUP	1750 S MESA DR		MESA	AZ	85210
Integrated Renal Care of the Pacific, LLC	MESA SOUTH BILLING GROUP	1750 S MESA DR		MESA	AZ	85210
Jefferson County Dialysis, Inc.	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD		METAIRIE	LA	70002
KDCO, Inc.	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD		METAIRIE	LA	70002
Kentucky Renal Care Group, LLC	PEACHTREE BILLING GROUP	2015 VAUGHN RD NW	STE 300	KENNESAW	GA	30144
Lawton Dialysis, Inc.	TYLER BILLING	1101 E. SE LOOP 323	SUITE 190 - WOODGATE IV	TYLER	TX	75701
Little Rock Dialysis, Inc.	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD		METAIRIE	LA	70002
Maumee Dialysis Services, LLC	INDIANAPOLIS BILLING	1320 CITY CENTER DR		CARMEL	IN	46032
Metro Dialysis Center - Normandy, Inc.	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD		METAIRIE	LA	70002
Metro Dialysis Center - North, Inc.	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD		METAIRIE	LA	70002
Miami Regional Dialysis Center, Inc.	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD		METAIRIE	LA	70002
Michigan Home Dialysis Center, Inc.	INDIANAPOLIS BILLING	1320 CITY CENTER DR		CARMEL	IN	46032
National Medical Care, Inc.	TAMPA BILLING GROUP	5625 W WATERS AVE	BMA TAMPA INC.	TAMPA	FL	33634
National Nephrology Associates Management Company of Texas, Inc.		920 Winter Street		Waltham	MA	02451
National Nephrology Associates of Texas, L.P.	TYLER BILLING	1101 E. SE LOOP 323	SUITE 190 - WOODGATE IV	TYLER	TX	75701
Nephromed LLC		920 Winter Street		Waltham	MA	02451
New York Dialysis Services, Inc.	CLEVELAND BILLING	25050 COUNTRY CLUB BLVD		NORTH OLMSTED	OH	44070
NMC Services, Inc.		920 Winter Street		Waltham	MA	02451
NNA Management Company of Kentucky, Inc.		920 Winter Street		Waltham	MA	02451
NNA Management Company of Louisiana, Inc.		920 Winter Street		Waltham	MA	02451
NNA of Alabama, Inc.	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD		METAIRIE	LA	70002
NNA of East Orange, L.L.C.	CLEVELAND BILLING	25050 COUNTRY CLUB BLVD		NORTH OLMSTED	OH	44070
NNA of Florida, LLC	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD		METAIRIE	LA	70002
NNA of Georgia, Inc.	MACON BILLING GROUP	1515 BASS RD		MACON	GA	31210
NNA of Harrison, L.L.C.	CLEVELAND BILLING	25050 COUNTRY CLUB BLVD		NORTH OLMSTED	OH	44070
NNA of Louisiana, LLC	OCALA BILLING GROUP	1308 SE 25TH LOOP	BMA OCALA, INC	OCALA	FL	34471
NNA of Nevada, Inc.		920 Winter Street		Waltham	MA	02451

NNA of Oklahoma, Inc.	TYLER BILLING	1101 E. SE LOOP 323	SUITE 190 - WOODGATE IV	TYLER	TX	75701
NNA of Oklahoma, L.L.C.	TYLER BILLING	1101 E. SE LOOP 323	SUITE 190 - WOODGATE IV	TYLER	TX	75701
NNA of Rhode Island, Inc.	NEW BEDFORD BILLING GROUP	700 PLEASANT ST		NEW BEDFORD	MA	02740
NNA of Toledo, Inc.	UNIONTOWN BILLING GROUP	1485 CORPORATE WOODS PKWY		UNIONTOWN	OH	44685
NNA—Saint Barnabas, L.L.C.	UNIONTOWN BILLING GROUP	1485 CORPORATE WOODS PKWY		UNIONTOWN	OH	44685
NNA—Saint Barnabas-Livingston, L.L.C.	CLEVELAND BILLING	25050 COUNTRY CLUB BLVD		NORTH OLMSTED	OH	44070
Norcross Dialysis Center, LLC	MACON BILLING GROUP	1515 BASS RD		MACON	GA	31210
North Buckner Dialysis Center, Inc.		920 Winter Street		Waltham	MA	02451
Northeast Alabama Kidney Clinic, Inc.	INDIANAPOLIS BILLING	1320 CITY CENTER DR		CARMEL	IN	46032
Northern New Jersey Dialysis, L.L.C.	CLEVELAND BILLING	25050 COUNTRY CLUB BLVD		NORTH OLMSTED	OH	44070
NRA-Ada, Oklahoma, LLC	RAI BILLING GROUP	1550 W MCEWEN DR		FRANKLIN	TN	37067
NRA-Augusta, Georgia, LLC	RAI BILLING GROUP	1550 W MCEWEN DR		FRANKLIN	TN	37067
NRA-Bamberg, South Carolina, LLC	RAI BILLING GROUP	1550 W MCEWEN DR		FRANKLIN	TN	37067
NRA-Barbourville (Home Therapy Center), Kentucky, LLC	RAI BILLING GROUP	1550 W MCEWEN DR		FRANKLIN	TN	37067
NRA-Bay City, L.P.	RAI BILLING GROUP	1550 W MCEWEN DR		FRANKLIN	TN	37067
NRA-Bay City, Texas, LLC	RAI BILLING GROUP	1550 W MCEWEN DR		FRANKLIN	TN	37067
NRA-Crossville, Tennessee, LLC	RAI BILLING GROUP	1550 W MCEWEN DR		FRANKLIN	TN	37067
NRA-Dickson, Tennessee, LLC	RAI BILLING GROUP	1550 W MCEWEN DR		FRANKLIN	TN	37067
NRA-Farmington, Missouri, LLC	RAI BILLING GROUP	1550 W MCEWEN DR		FRANKLIN	TN	37067
NRA-Fredericktown, Missouri, LLC	RAI BILLING GROUP	1550 W MCEWEN DR		FRANKLIN	TN	37067
NRA-Georgetown, Kentucky, LLC	RAI BILLING GROUP	1550 W MCEWEN DR		FRANKLIN	TN	37067
NRA-Gray, Georgia, LLC	RAI BILLING GROUP	1550 W MCEWEN DR		FRANKLIN	TN	37067
NRA-Hogansville, Georgia, LLC	RAI BILLING GROUP	1550 W MCEWEN DR		FRANKLIN	TN	37067
NRA-Holly Hill, South Carolina, LLC	RAI BILLING GROUP	1550 W MCEWEN DR		FRANKLIN	TN	37067
NRA-Hollywood, South Carolina, LLC	RAI BILLING GROUP	1550 W MCEWEN DR		FRANKLIN	TN	37067
NRA-Inpatient Dialysis, LLC	RAI BILLING GROUP	1550 W MCEWEN DR		FRANKLIN	TN	37067
NRA-LaGrange, Georgia, LLC	RAI BILLING GROUP	1550 W MCEWEN DR		FRANKLIN	TN	37067
NRA-London, Kentucky, LLC	RAI BILLING GROUP	1550 W MCEWEN DR		FRANKLIN	TN	37067
NRA-Macon, Georgia, LLC	RAI BILLING GROUP	1550 W MCEWEN DR		FRANKLIN	TN	37067
NRA-Midtown Macon, Georgia, LLC	RAI BILLING GROUP	1550 W MCEWEN DR		FRANKLIN	TN	37067
NRA-Milledgeville, Georgia, LLC	RAI BILLING GROUP	1550 W MCEWEN DR		FRANKLIN	TN	37067
NRA-Monticello, Georgia, LLC	RAI BILLING GROUP	1550 W MCEWEN DR		FRANKLIN	TN	37067
NRA-Mt. Pleasant, South Carolina, LLC	RAI BILLING GROUP	1550 W MCEWEN DR		FRANKLIN	TN	37067
NRA-New Castle, Indiana, LLC	RAI BILLING GROUP	1550 W MCEWEN DR		FRANKLIN	TN	37067
NRA-Newnan Acquisition, LLC	RAI BILLING GROUP	1550 W MCEWEN DR		FRANKLIN	TN	37067
NRA-North Augusta, South Carolina, LLC	RAI BILLING GROUP	1550 W MCEWEN DR		FRANKLIN	TN	37067
NRA-Orangeburg, South Carolina, LLC	RAI BILLING GROUP	1550 W MCEWEN DR		FRANKLIN	TN	37067
NRA-Palmetto, Georgia, LLC	RAI BILLING GROUP	1550 W MCEWEN DR		FRANKLIN	TN	37067
NRA-Princeton, Kentucky, LLC	RAI BILLING GROUP	1550 W MCEWEN DR		FRANKLIN	TN	37067
NRA-Roanoke, Alabama, LLC	RAI BILLING GROUP	1550 W MCEWEN DR		FRANKLIN	TN	37067
NRA-South City, Missouri, LLC	RAI BILLING GROUP	1550 W MCEWEN DR		FRANKLIN	TN	37067
NRA-St. Louis (Home Therapy Center), Missouri, LLC	RAI BILLING GROUP	1550 W MCEWEN DR		FRANKLIN	TN	37067
NRA-St. Louis, Missouri, LLC	RAI BILLING GROUP	1550 W MCEWEN DR		FRANKLIN	TN	37067
NRA-Talladega, Alabama, LLC	RAI BILLING GROUP	1550 W MCEWEN DR		FRANKLIN	TN	37067
NRA-Valdosta (North), Georgia, LLC	RAI BILLING GROUP	1550 W MCEWEN DR		FRANKLIN	TN	37067
NRA-Valdosta, Georgia, LLC	RAI BILLING GROUP	1550 W MCEWEN DR		FRANKLIN	TN	37067
NRA-Varnville, South Carolina, LLC	RAI BILLING GROUP	1550 W MCEWEN DR		FRANKLIN	TN	37067
NRA-Washington County, Missouri, LLC	RAI BILLING GROUP	1550 W MCEWEN DR		FRANKLIN	TN	37067
NRA-Winchester, Indiana, LLC	RAI BILLING GROUP	1551 W MCEWEN DR		FRANKLIN	TN	37067
Physicians Dialysis Company, Inc.	UNIONTOWN BILLING GROUP	1485 CORPORATE WOODS PKWY		UNIONTOWN	OH	44685
QualiCenters Albany, Ltd.	MESA NORTH BILLING GROUP	1750 S MESA DR		MESA	AZ	85210
QualiCenters Bend, LLC	MESA NORTH BILLING GROUP	1750 S MESA DR		MESA	AZ	85210
QualiCenters Coos Bay, Ltd.	MESA NORTH BILLING GROUP	1750 S MESA DR		MESA	AZ	85210
QualiCenters Eugene-Springfield Ltd.	MESA NORTH BILLING GROUP	1751 S MESA DR		MESA	AZ	85210
QualiCenters Inland Northwest LLC	MESA NORTH BILLING GROUP	1750 S MESA DR		MESA	AZ	85210

QualiCenters Pueblo, LLC	TYLER BILLING	1101 E. SE LOOP 323	SUITE 190 - WOODGATE IV	TYLER	TX	75701
QualiCenters Salem, LLC	MESA NORTH BILLING GROUP	1750 S MESA DR		MESA	AZ	85210
QualiCenters Sioux City LLC	SAN ANTONIO BILLING GROUP	6100 BANDERA RD		SAN ANTONIO	TX	78238
QualiCenters, Inc.		920 Winter Street		Waltham	MA	02451
RAI Care Centers of Alabama, LLC	RAI BILLING GROUP	1550 W MCEWEN DR		FRANKLIN	TN	37067
RAI Care Centers of Florida I, LLC	RAI BILLING GROUP	1550 W MCEWEN DR		FRANKLIN	TN	37067
RAI Care Centers of Florida II, LLC	RAI BILLING GROUP	1550 W MCEWEN DR		FRANKLIN	TN	37067
RAI Care Centers of Georgia I, LLC	RAI BILLING GROUP	1550 W MCEWEN DR		FRANKLIN	TN	37067
RAI Care Centers of Illinois I, LLC	RAI BILLING GROUP	1550 W MCEWEN DR		FRANKLIN	TN	37067
RAI Care Centers of Illinois II, LLC	RAI BILLING GROUP	1550 W MCEWEN DR		FRANKLIN	TN	37067
RAI Care Centers of Maryland I, LLC	RAI BILLING GROUP	1550 W MCEWEN DR		FRANKLIN	TN	37067
RAI Care Centers of Michigan I, LLC	RAI BILLING GROUP	1550 W MCEWEN DR		FRANKLIN	TN	37067
RAI Care Centers of Michigan II, LLC	RAI BILLING GROUP	1550 W MCEWEN DR		FRANKLIN	TN	37067
RAI Care Centers of Nebraska II, LLC	RAI BILLING GROUP	1550 W MCEWEN DR		FRANKLIN	TN	37067
RAI Care Centers of North Carolina II, LLC	RAI BILLING GROUP	1550 W MCEWEN DR		FRANKLIN	TN	37067
RAI Care Centers of Northern California I, LLC	RAI BILLING GROUP	1550 W MCEWEN DR		FRANKLIN	TN	37067
RAI Care Centers of Northern California II, LLC	RAI BILLING GROUP	1550 W MCEWEN DR		FRANKLIN	TN	37067
RAI Care Centers of Oakland II, LLC	RAI BILLING GROUP	1550 W MCEWEN DR		FRANKLIN	TN	37067
RAI Care Centers of South Carolina I, LLC	RAI BILLING GROUP	1550 W MCEWEN DR		FRANKLIN	TN	37067
RAI Care Centers of Southern California I, LLC	RAI BILLING GROUP	1550 W MCEWEN DR		FRANKLIN	TN	37067
RAI Care Centers of Southern California II, LLC	RAI BILLING GROUP	1550 W MCEWEN DR		FRANKLIN	TN	37067
RAI Care Centers of Tennessee, LLC	RAI BILLING GROUP	1551 W MCEWEN DR		FRANKLIN	TN	37068
RAI Care Centers of Virginia II, LLC	RAI BILLING GROUP	1552 W MCEWEN DR		FRANKLIN	TN	37069
RCG Bloomington, LLC	INDIANAPOLIS BILLING	1320 CITY CENTER DR		CARMEL	IN	46032
RCG East Texas, LLP	TYLER BILLING	1101 E. SE LOOP 323	SUITE 190 - WOODGATE IV	TYLER	TX	75701
RCG Indiana, L.L.C.	INDIANAPOLIS BILLING	1320 CITY CENTER DR		CARMEL	IN	46032
RCG Irving, LLP	TYLER BILLING	1101 E. SE LOOP 323	SUITE 190 - WOODGATE IV	TYLER	TX	75701
RCG Martin, LLC	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD		METAIRIE	LA	70002
RCG Memphis East, LLC	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD		METAIRIE	LA	70002
RCG Memphis, LLC		920 Winter Street		Waltham	MA	02451
RCG Mississippi, Inc.	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD		METAIRIE	LA	70002
RCG Pensacola, LLC	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD		METAIRIE	LA	70002
RCG Robstown, LLP	TYLER BILLING	1101 E. SE LOOP 323	SUITE 190 - WOODGATE IV	TYLER	TX	75701
RCG University Division, Inc.	INDIANAPOLIS BILLING	1320 CITY CENTER DR		CARMEL	IN	46032
RCG West Health Supply, L.C.		920 Winter Street		Waltham	MA	02451
Renal Care Group Alaska, Inc.	MESA NORTH BILLING GROUP	1750 S MESA DR		MESA	AZ	85210
Renal Care Group East, Inc.	UNIONTOWN BILLING GROUP	1485 CORPORATE WOODS PKWY		UNIONTOWN	OH	44685
Renal Care Group Maplewood, LLC	CLEVELAND BILLING	25050 COUNTRY CLUB BLVD		NORTH OLMSTED	OH	44070
Renal Care Group Michigan, Inc.		920 Winter Street		Waltham	MA	02451
Renal Care Group Northwest, Inc.	MESA NORTH BILLING GROUP	1750 S MESA DR		MESA	AZ	85210
Renal Care Group of the Midwest, Inc.	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD		METAIRIE	LA	70002
Renal Care Group of the Ozarks, LLC	TYLER BILLING	1101 E. SE LOOP 323	SUITE 190 - WOODGATE IV	TYLER	TX	75701
Renal Care Group of the Rockies, LLC	TYLER BILLING	1101 E. SE LOOP 323	SUITE 190 - WOODGATE IV	TYLER	TX	75701
Renal Care Group of the South, Inc.	PEACHTREE BILLING GROUP	2015 VAUGHN RD NW	STE 300	KENNESAW	GA	30144
Renal Care Group of the Southeast, Inc.	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD		METAIRIE	LA	70002
Renal Care Group Ohio, Inc.	UNIONTOWN BILLING GROUP	1485 CORPORATE WOODS PKWY		UNIONTOWN	OH	44685
Renal Care Group South New Mexico, LLC	TYLER BILLING	1101 E. SE LOOP 323	SUITE 190 - WOODGATE IV	TYLER	TX	75701
Renal Care Group Southwest Holdings, Inc.	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD		METAIRIE	LA	70002
Renal Care Group Southwest Michigan, LLC	INDIANAPOLIS BILLING	1320 CITY CENTER DR		CARMEL	IN	46032
Renal Care Group Southwest, L.P.	TYLER BILLING	3910 BROOKSIDE DRIVE	SUITE 100	TYLER	TX	75701
Renal Care Group Terre Haute, LLC	INDIANAPOLIS BILLING	1320 CITY CENTER DR		CARMEL	IN	46032
Renal Care Group Texas, Inc.	TYLER BILLING	1101 E. SE LOOP 323	SUITE 190 - WOODGATE IV	TYLER	TX	75701
Renal Care Group Toledo, LLC	UNIONTOWN BILLING GROUP	1485 CORPORATE WOODS PKWY		UNIONTOWN	OH	44685
Renal Care Group Westlake, LLC	UNIONTOWN BILLING GROUP	1485 CORPORATE WOODS PKWY		UNIONTOWN	OH	44685
Renal Care Group, Inc.		920 Winter Street		Waltham	MA	02451

Renal Care Group-Harlingen, L.P.	TYLER BILLING	1101 E. SE LOOP 323	SUITE 190 - WOODGATE IV	TYLER	TX	75701
RenalPartners, Inc.		920 Winter Street		Waltham	MA	02451
Renex Corp.		920 Winter Street		Waltham	MA	02451
Renex Dialysis Clinic of Bloomfield, Inc.	CLEVELAND BILLING	25050 COUNTRY CLUB BLVD		NORTH OLMSTED	OH	44070
Renex Dialysis Clinic of Bridgeton, Inc.	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD		METAIRIE	LA	70002
Renex Dialysis Clinic of Creve Coeur, Inc.	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD		METAIRIE	LA	70002
Renex Dialysis Clinic of Doylestown, Inc.	PEACHTREE BILLING GROUP	2015 VAUGHN RD NW	STE 300	KENNESAW	GA	30144
Renex Dialysis Clinic of Maplewood, Inc.	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD		METAIRIE	LA	70002
Renex Dialysis Clinic of Orange, Inc.	CLEVELAND BILLING	25050 COUNTRY CLUB BLVD		NORTH OLMSTED	OH	44070
Renex Dialysis Clinic of Philadelphia, Inc.	CLEVELAND BILLING	25050 COUNTRY CLUB BLVD		NORTH OLMSTED	OH	44070
Renex Dialysis Clinic of Pittsburgh, Inc.	CLEVELAND BILLING	25050 COUNTRY CLUB BLVD		NORTH OLMSTED	OH	44070
Renex Dialysis Clinic of South Georgia, Inc.	MACON BILLING GROUP	1515 BASS RD		MACON	GA	31210
Renex Dialysis Clinic of St. Louis, Inc.	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD		METAIRIE	LA	70002
Renex Dialysis Clinic of Tampa, Inc.		920 Winter Street		Waltham	MA	02451
Renex Dialysis Clinic of Union, Inc.	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD		METAIRIE	LA	70002
Renex Dialysis Clinic of University City, Inc.	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD		METAIRIE	LA	70002
Renex Dialysis Clinic of Woodbury, Inc.	CLEVELAND BILLING	25050 COUNTRY CLUB BLVD		NORTH OLMSTED	OH	44070
Renex Dialysis Facilities, Inc.	OCALA BILLING GROUP	1308 SE 25TH LOOP	BMA OCALA, INC	OCALA	FL	34471
Ross Dialysis - Englewood, LLC	CHICAGO BILLING GROUP	ONE WESTBROOK DRIVE	TOWER 1, SUITE 1000	WESTCHESTER	IL	60154
S.A.K.D.C., Inc.	DALLAS BILLING GROUP	1485 RICHARDSON DR		RICHARDSON	TX	75080
Saint Louis Renal Care, LLC	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD		METAIRIE	LA	70002
San Diego Dialysis Services, Inc.	MESA SOUTH BILLING GROUP	1750 S MESA DR		MESA	AZ	85210
Santa Barbara Community Dialysis Center, Inc.	MESA SOUTH BILLING GROUP	1750 S MESA DR		MESA	AZ	85210
Smyrna Dialysis Center, LLC	MACON BILLING GROUP	1515 BASS RD		MACON	GA	31210
Solutions Healthcare Management Group, LLC	SOLUTIONS	920 Winter Street		Waltham	MA	02451
Spectra Diagnostics, LLC		920 Winter Street		Waltham	MA	02451
Spectra East, Inc.		920 Winter Street		Waltham	MA	02451
Spectra Laboratories, Inc.		920 Winter Street		Waltham	MA	02451
Spectra Medical Data Processing, LLC		920 Winter Street		Waltham	MA	02451
Spectra Renal Research, LLC		920 Winter Street		Waltham	MA	02451
SSKG, Inc.	CHICAGO BILLING GROUP	ONE WESTBROOK DRIVE	TOWER 1, SUITE 1000	WESTCHESTER	IL	60154
St. Louis Regional Dialysis Center, Inc.	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD		METAIRIE	LA	70002
STAT Dialysis Corporation	TYLER BILLING	1101 E. SE LOOP 323	SUITE 190 - WOODGATE IV	TYLER	TX	75701
Stone Mountain Dialysis Center, LLC	MACON BILLING GROUP	1515 BASS RD		MACON	GA	31210
Stuttgart Dialysis, LLC	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD		METAIRIE	LA	70002
Tappahannock Dialysis Center, Inc.	ROANOKE BILLING GROUP	2830 KEAGY RD		SALEM	VA	24153
Terrell Dialysis Center, L.L.C.	DALLAS BILLING GROUP	1485 RICHARDSON DR		RICHARDSON	TX	75080
Three Rivers Dialysis Services, LLC	UNIONTOWN BILLING GROUP	1485 CORPORATE WOODS PKWY		UNIONTOWN	OH	44685
U.S. Vascular Access Holdings, LLC		920 Winter Street		Waltham	MA	02451
Warrenton Dialysis Facility, Inc.	ROANOKE BILLING GROUP	2830 KEAGY RD		SALEM	VA	24153
West End Dialysis Center, Inc.	ROANOKE BILLING GROUP	2830 KEAGY RD		SALEM	VA	24153
West Palm Dialysis, LLC	LAKESIDE BILLING GROUP	3850 N CAUSEWAY BLVD		METAIRIE	LA	70002
Wharton Dialysis, Inc.	TYLER BILLING	1101 E. SE LOOP 323	SUITE 190 - WOODGATE IV	TYLER	TX	75701
WSKC Dialysis Services, Inc.	CHICAGO BILLING GROUP	ONE WESTBROOK DRIVE	TOWER 1, SUITE 1000	WESTCHESTER	IL	60154

EXHIBIT H

to

AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT

LIST OF SELLER’S SUBSIDIARIES,

   DIVISIONS AND TRADENAMES

Wholly owned:

Bio-Medical Applications Management Company, Inc.

Bio-Medical Applications of Illinois, Inc.

Dialysis America Alabama, LLC

Fresenius Medical Care Chicagoland, LLC

Fresenius Medical Care Dialysis Services - Oregon, LLC

Fresenius Medical Care of Illinois, LLC

Fresenius Medical Care Ventures Holding Company, Inc.

Haemo-Stat, Inc.

Home Intensive Care, Inc.

Neomedica, Inc.

NMC A, LLC

NMC Funding Corporation

NMC Services, Inc.

QCI Holdings, Inc.

Quality Care Dialysis Center of Vega Baja, Inc.

Renal Research Institute, LLC

Spectra Renal Research, LLC

U.S. Vascular Access Holdings, LLC

Partially owned (other member is another wholly owned entity):

QualiCenters Eugene-Springfield, Ltd. (49%)

QualiCenters Inland Northwest L.L.C. (30%)

QualiCenters Louisville LLC (20%)

QualiCenters Salem LLC (40%)

QualiCenters Sioux City, LLC (49%)

Tradenames:

Seller:	Fresenius Medical Care North America
Subsidiaries:	Fresenius Vascular Care
US Vascular

H-1

EXHIBIT I

to

AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT

FORM OF TRANSFERRING AFFILIATE LETTER

I-1

EXECUTION COPY

AMENDED AND RESTATED TRANSFERRING AFFILIATE LETTER

Dated as of October 16, 2008

NATIONAL MEDICAL CARE, INC.

920 Winter Street

Waltham, MA  02451

Attention: Mark Fawcett

Dear Sirs:

We refer to the Amended and Restated Receivables Purchase Agreement dated as of October 16, 2008 between National Medical Care, Inc. (the “Seller”) and NMC Funding Corporation (the “Purchaser”) (such Agreement, as it may be amended, supplemented or otherwise modified from time to time being the “Agreement”).  The undersigned Transferring Affiliates are parties to that certain Transferring Affiliate Letter dated as of August 28, 1997 (as amended prior to the date hereof, the “Existing Transferring Affiliate Letter’).  The undersigned Transferring Affiliates hereby desire to amend and restate the Existing Transferring Affiliate Letter.  Capitalized terms  used and not otherwise defined in this Amended and Restated Transferring Affiliate Letter (this “Transferring Affiliate Letter”) have the meanings specified in the Agreement or, if not defined in the Agreement, in the Transfer and Administration Agreement referred to therein.

Effective as of the date hereof, this Transferring Affiliate Letter amends, restates and supersedes the Existing Transferring Affiliate Letter.  This Transferring Affiliate Letter is not intended to constitute a novation of any obligations under the Existing Transferring Affiliate Letter.  Upon the effectiveness of this Transferring Affiliate Letter, each reference to the Existing Transferring Affiliate Letter in any other document, instrument or agreement executed and/or delivered in connection therewith shall mean and be a reference to this Transferring Affiliate Letter.

1.  Each of the undersigned Transferring Affiliates will from time to time forthwith sell to the Seller, and the Seller will from time to time forthwith purchase from such Transferring Affiliate, all of the present and future Receivables, and all Related Security, if any, with respect thereto, which are owed from time to time to such Transferring Affiliate for an amount equal to the face amount of such Receivables, which amount the Seller shall pay to such Transferring Affiliate in cash or by way of a credit to such Transferring Affiliate in the appropriate intercompany account by the last Business Day of the month following the month in which such purchase was made; it being further agreed that (a) that each such purchase of each such Receivable and Related Security with respect thereto shall be deemed to be made on the date such Receivable is created, and (b) the Seller shall settle from time to time each such credit to the account of such Transferring Affiliate, by way of payments in cash or by way of credits in amounts equal to cash expended, obligations incurred or the value of services or property provided by or on behalf of the Seller, in each case for the benefit of such Transferring Affiliate in accordance with the Seller’s and such Transferring Affiliate’s cash management and accounting policies.

It is the intention of the Seller and the Purchaser that each Purchase under the Agreement shall constitute a sale of such Receivables, together with the Related Assets with respect thereto, from the Seller to the Purchaser, conveying good title thereto free and clear of any Adverse Claims, and that such Receivables and Related Assets not be part of the Seller’s estate in the event of an insolvency.  If, notwithstanding the foregoing, the transactions contemplated under the Agreement should be deemed a financing, the Seller and the Purchaser intend that the Seller shall be deemed to have granted to the Purchaser a first priority perfected and continuing security interest in all of the Seller’s right, title and interest in, to and under the Receivables, together with the Related Assets with respect thereto, and together with all of the Seller’s rights hereunder, under the BMA Transfer Agreement and all other Transaction Documents with respect to the Receivables and with respect to any obligations thereunder of any Originating Entity with respect to the Receivables, and that the Agreement shall constitute a security agreement under applicable law.  The Seller under the Agreement has assigned to the Purchaser all of its rights and remedies hereunder and under the BMA Transfer Agreement (and all instruments, documents and agreements executed in connection therewith) with respect to the Receivables and with respect to any obligations thereunder of any Originating Entity with respect to the Receivables.

2.  Each Transferring Affiliate hereby severally agrees as follows:

(a)  Such Transferring Affiliate shall make each such sale strictly in accordance with the terms of this Transferring Affiliate Letter, without regard to whether any other Transferring Affiliate has performed or failed to perform any of such other Transferring Affiliate’s obligations hereunder.

(b)  Such Transferring Affiliate will instruct all Obligors to cause all Collections to be deposited directly into a Special Account.

(c)  Such Transferring Affiliate will act as the Seller’s agent for any Collections received by such Transferring Affiliate with respect to Receivables sold by such Transferring Affiliate to the Seller and such Collections will be held in trust and segregated from the other funds of such Transferring Affiliate until the same are delivered to the Seller.  Such Transferring Affiliate agrees that such Collections constitute the Seller’s property and shall be promptly deposited directly to a Special Account.

(d)  Such Transferring Affiliate will not add or terminate any bank as a Special Account Bank to or from those listed in Exhibit C to the Agreement, nor make any change in its instructions to Obligors regarding payments to be made to any Special Account Bank; provided that a Transferring Affiliate may (A) add any bank as a Special Account Bank for purposes of this Transferring Affiliate Letter at any time following delivery to the Seller and its assigns of written notice of such addition and a Special Account Letter duly executed by such bank, and (B) terminate any Special Account Bank at any time following delivery to the Seller and its assigns

2

of written notice of such termination and evidence satisfactory to the Seller and its assigns that the affected Obligors shall have been instructed to remit all subsequent Collections to another Special Account.

(e)  In the event any Transferring Affiliate has instructed its Obligors to remit Collections to a Special Account that is maintained in the name of any Person other than such Transferring Affiliate, such Transferring Affiliate shall at all times ensure that such Person qualifies as a Designated Account Agent, including, without limitation, by causing such Person to execute and deliver to the Seller an Account Agent Agreement and by causing such Account Agent Agreement to remain in effect at all times.  In furtherance of the foregoing, each such Transferring Affiliate hereby authorizes and directs each Person maintaining a Special Account on behalf of such Transferring Affiliate to (i) execute, and deliver to the Seller and its assigns, an Account Agent Agreement, (ii) execute and deliver a Special Account Letter in respect of each such Special Account maintained by such Person, and (iii) otherwise take all actions, or omit to take all actions, required to be taken, or required to be omitted to be taken, by such Transferring Affiliate with respect to such Special Accounts in accordance with the terms of this Transferring Affiliate Letter.

3.  Each Transferring Affiliate shall provide (or, if applicable, shall cause its Designated Account Agents to provide) standing instructions to each Special Account Bank (which standing instructions shall be maintained in full force and effect at all times) to transfer, prior to the close of business each banking day (i) all Collections on deposit during such banking day in the Special Accounts at such Special Account Bank to the Concentration Account or an Intermediate Concentration Account and (ii) if an Intermediate Concentration Account has been established at such Special Account Bank, all Collections on deposit during such banking day in such Intermediate Concentration Account to the Concentration Account; provided, however, that if the Collections on deposit in any Special Account during such banking day shall be less than $20,000.00 (the “Minimum Amount”), the Special Account Bank shall transfer such Collections to the Concentration Account, or to the Intermediate Concentration Account, as applicable, on the next succeeding banking day in which Collections in such Special Account first exceed the Minimum Amount.

4.  Each Transferring Affiliate hereby authorizes the Seller and its assigns, to the extent permitted by applicable law, to take any and all steps in such Transferring Affiliate’s name and on behalf of such Transferring Affiliate to collect all amounts due under such Receivables and Related Security, including, without limitation, endorsing such Transferring Affiliate’s name on checks and other instruments representing collections and enforcing such Receivables and Related Security and the related Contracts; provided, however, neither that the Seller nor any of its assigns shall have the power or authority to direct Obligors of Receivables or Related Security payable under the CHAMPUS/VA, Medicare or Medicaid program to make payments of amounts due or to become due to such Transferring Affiliate in respect of such Receivables or Related Security directly either to the Intermediate Concentration Account or the Concentration Account or to the Seller, the Seller’s assigns or any of their respective designees, except for any

3

such payment in respect of such Receivables or Related Security or any assignment thereof that is established by, or made pursuant to, the order of a court of competent jurisdiction.

5.  Each Transferring Affiliate agrees that from time to time, to the extent permitted by applicable law, it will promptly execute and deliver all further instruments and documents, and take all further action that the Seller or its assigns may reasonably request in order to perfect, protect or more fully evidence the ownership interest of the Seller in the Receivables, Related Security and Collections, and any interest therein acquired by any assignee of the Seller, or to enable the Seller or its assigns to exercise or enforce any of their respective rights hereunder or under the Agreement or the Certificate.  Without limiting the generality of the foregoing, each Transferring Affiliate will, upon the request of the Seller or its assigns:  (i) execute and file such financing or continuation statements, or amendments thereto or assignments thereof, and such other instruments or notices, as may be necessary or appropriate in order to perfect, protect or evidence the ownership interest of the Seller or the interest of any assignee thereof; (ii) mark conspicuously each of its records evidencing each Receivable and Related Security and the related Contract with a legend, acceptable to the Seller and its assigns, evidencing that such Receivable and Related Security have been sold in accordance with this Transferring Affiliate Letter, the Agreement or any document, instrument or agreement made in favor of any assignee; and (iii) mark its master data processing records evidencing such Receivables and Related Security and related Contracts with such legend.  Each Transferring Affiliate hereby authorizes the Seller to file one or more financing or continuation statements, and amendments thereto and assignments thereof, relative to the Receivables and Related Security sold by it to the Seller or any assignee now existing or hereafter arising without the signature of such Transferring Affiliate where permitted by law.  If any Transferring Affiliate fails to perform any of its agreements or obligations under this Letter, the Seller or any of its assigns may (but shall not be required to) itself perform, or cause performance of, such agreement or obligation, and the expenses of the Seller or any of its assigns incurred in connection therewith shall be payable by such Transferring Affiliate.

6.  Each Transferring Affiliate hereby severally represents and warrants as to itself as follows:

(a)  Such Transferring Affiliate is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction in which it is organized and existing and is duly qualified to do business, and is in good standing, in every jurisdiction where the nature of its business requires it to be so qualified and where the failure to so qualify would materially and adversely affect the business, condition, operations or properties of such Transferring Affiliate.

(b)  The execution, delivery and performance by such Transferring Affiliate of this Transferring Affiliate Letter are within such Transferring Affiliate’s corporate powers, have been duly authorized by all necessary corporate action, do not contravene (i) such Transferring Affiliate’s charter or by-laws, (ii) any law, rule or regulation, including, without limitation the Social Security Act, any CHAMPUS Regulation, any Medicaid Regulation or any Medicare Regulation or (iii) any contractual or legal restriction binding on or affecting such Transferring Affiliate or its properties, and do not result in or require the creation of any Adverse Claim (other than

4

pursuant hereto) upon or with respect to any of its properties; and no transaction contemplated hereby requires compliance with any bulk sales act or similar law.

(c)  No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by such Transferring Affiliate of this Transferring Affiliate Letter or for the perfection of or the exercise by the Seller or any assignee thereof of their respective rights and remedies under this Transferring Affiliate Letter, except for the filings of the financing statements referred to in Article IV of the TAA, all of which, on or prior to the date of the initial purchase thereunder, will have been duly made and be in full force and effect.

(d)  This Transferring Affiliate Letter is the legal valid and binding obligation of such Transferring Affiliate enforceable against such Transferring Affiliate in accordance with its terms, except as may be limited by the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general principles of equity.

(e)  Such Transferring Affiliate will be, at the time of each sale hereunder, the legal and beneficial owner of each Receivable, and any Related Security with respect thereto, originally owed to such Transferring Affiliate and sold from time to time to the Seller hereunder, free and clear of any Adverse Claim except as created by the Agreement (or any subsequent assignment by the assignee thereunder).  Upon each such sale of each such Receivable and Related Security hereunder, the Seller will acquire all right, title and interest in and to, and a valid and perfected first priority 100% ownership interest in, such Receivable and Related Security, and Collections with respect thereto, free and clear of any Adverse Claim except as created by the Agreement (or any subsequent assignment by the assignee thereunder).  No effective financing statement or other instrument similar in effect covering any such Receivable or Related Security, or Collections with respect thereto, is on file in any recording office, except those filed in favor of the Seller relating to the Agreement (or any subsequent assignment by the assignee thereunder).

(f)  Each Investor Report (to the extent that information contained therein is supplied by such Transferring Affiliate), information, exhibit, financial statement, document, book, record or report furnished or to be furnished at any time by such Transferring Affiliate to the Seller or any of its assigns in connection the Agreement is or will be accurate in all material respects as of its date or (except as otherwise disclosed to the Seller or the applicable assignee, as the case may be, at such time) as of the date so furnished, and no such document (if not prepared by or under the direction of such Transferring Affiliate or to the extent that the information contained therein is not supplied by such Transferring Affiliate, to the best of such Transferring Affiliate’s knowledge) contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary in order to make the statements contained therein, in the light of the circumstances under which they were made, not misleading.

(g)  (i) The chief executive office of such Transferring Affiliate, except NMC Medical Products, Inc., is located at 920 Winter Street, Waltham, Massachusetts 02451, and (ii) the office where

5

such Transferring Affiliate keeps its records concerning the Receivables is located at the address specified for such Transferring Affiliate in Exhibit J to the Agreement (or, in the case of each of clauses (i) or (ii) above, at such other locations, notified to the Seller and its assigns in accordance with Section 2.6 of the Agreement, in jurisdictions where all action required by Section 2.6 of the Agreement has been taken and completed).

(h)  The names and addresses of all the Special Account Banks, together with the account numbers of the Special Accounts and the account numbers of the Intermediate Concentration Account, at such Special Account Banks and, if applicable, the name of each Designated Account Agent, are specified in Exhibit C to the Agreement (or at such other Special Account Banks, with such other Special Accounts, Intermediate Concentration Account or with such other Designated Account Agents in respect of which all of the requirements set forth in Section 5.2(e) of the Agreement have been satisfied).

Each Transferring Affiliate acknowledges that it has received a copy of the Agreement and hereby severally represents and warrants that each representation and warranty made by the Seller under the Agreement in respect of such Transferring Affiliate, or in respect of any of the assets or properties of such Transferring Affiliate, is true and correct and shall be true and correct on each date under the Agreement on which the Seller is required to remake (or is deemed to have remade) any such representation and warranty for the benefit of the Purchaser.  In addition, with respect to any covenant or undertaking required to be performed by the Seller under the Agreement which relates to any Transferring Affiliate or the assets or properties of such Transferring Affiliate, such Transferring Affiliate severally agrees to take all action, or if applicable to omit to take any action, the taking (or omission to take) of which enables the Seller to comply fully and on a timely basis with the terms and conditions of such covenant or undertaking.

7.                                      Anything to the contrary herein notwithstanding, all CHAMPUS/VA, Medicare or Medicaid payments which are made by an Obligor with respect to any Receivables shall be collected from such Obligor only by (i) the Transferring Affiliate which furnished the services for which such payments are made or (ii) an agent of such Transferring Affiliate, except to the extent that an Obligor may be required to submit any such payments directly to a Person other than a Transferring Affiliate pursuant to a court-ordered assignment which is valid, binding and enforceable under applicable federal and state CHAMPUS/VA, Medicare and Medicaid laws, rules and regulations; and this Transferring Affiliate Letter shall not be construed to permit any other Person, in violation of applicable federal and state CHAMPUS/VA, Medicare or Medicaid laws, rules and regulations to collect or receive, or to be entitled to collect or receive, any such payments prior to a Transferring Affiliate’s or such agent’s receipt thereof.

8.                                      No amendment or waiver of any provision of this Transferring Affiliate Letter, and no consent to any departure by any Transferring Affiliate herefrom, shall in any event be effective unless the same shall be in writing and signed by the Seller, each assignee of the Seller and the Transferring Affiliate or Transferring Affiliates to be bound thereby (or, in the case of waiver, by

6

the party or parties waiving the provision hereof), and then such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

9.                                      All notices and other communications provided for hereunder shall, unless otherwise stated herein, be in writing (including telecopier, telegraphic, telex or cable communication) and mailed, telecopied, telegraphed, telexed, cabled or delivered, as to each party hereto, at its address set forth, in the case of each Transferring Affiliate, as its chief executive office on Exhibit J to the Agreement; in the case of the Seller, under its name on the signature pages of the Agreement; in the case of any assignee of the Seller, such address as shall have been notified by such assignee to the Transferring Affiliates; or, in the case of each party hereto (or any such assignee), at such other address as shall be designated by such party in a written notice to the Seller and its assignees.  All such notices and communications shall, when mailed, telecopied, telegraphed, telexed or cabled, be effective when deposited in the mails, telecopied, delivered to the telegraph company, confirmed by telex answerback or delivered to the cable company, respectively.

10.                               This Transferring Affiliate Letter shall be binding upon, and inure to the benefit of, and be enforceable by, each Transferring Affiliate, the Seller and their respective successors and assigns, except that no Transferring Affiliate shall have the right to assign its rights hereunder or any interest herein without the prior written consent of the Seller and its assigns.

11.                               The Seller may assign at any time any or all of its rights and obligations hereunder and interests herein to any other Person without the consent of the any Transferring Affiliate.  Without limiting the foregoing, each Transferring Affiliate acknowledges that (i) the Seller, pursuant to the Agreement, shall assign to the Purchaser all of its right, title and interest in and to the Receivables and the Related Security, together with all of its rights, remedies, powers and privileges hereunder, (ii) the Purchaser, pursuant to that certain Fourth Amended and Restated Transfer and Administration Agreement dated as of October 16, 2008 (as amended, restated, supplemented or otherwise modified from time to time, the “TAA”) among the Purchaser, as “Transferor”, the Seller, as the initial “Collection Agent” thereunder, the Persons parties thereto as “Conduit Investors”, the Persons parties thereto as “Bank Investors” (together with the Conduit Investors, the “Investors”), the Persons parties thereto as “Administrative Agents” and WestLB AG, New York Branch, as agent (in such capacity, the “Agent”), shall assign to the Agent, for the benefit of the Investors, an undivided percentage ownership interest in all of the Purchaser’s right, title and interest in and to the Receivables and the Related Security, together with all of the Purchaser’s rights, remedies, powers and privileges hereunder, and (iii) the Agent or any Investor may further assign such rights, interests, remedies, powers and privileges to the extent permitted in the TAA.  Each Transferring Affiliate agrees that the Agent, as the assignee of the Seller, shall, subject to the terms of the TAA, have the right to enforce this Transferring Affiliate Letter and to exercise directly all of the Seller’s rights and remedies under this Transferring Affiliate Letter (including, without limitation, the right to give or withhold any consents or approvals of the Seller to be given or withheld hereunder) and each Transferring Affiliate agrees to cooperate fully with the Agent and the Collection Agent in the exercise of such rights and remedies.  Each Transferring Affiliate agrees to give to the Agent copies of all

7

notices it is required to give to the Seller hereunder and to permit the Agent and the Investors (and their assignees) to inspect the books and records of such Transferring Affiliate relating to the Receivables and the Related Security at any time, upon reasonable notice given by the Agent or such Investor to the Seller and such Transferring Affiliate.  Each Transferring Affiliate agrees that, to the extent the Seller is herein permitted to take any action or to provide any information or report, the Agent and the Investors (and their assignees) may similarly so direct and require (with or without the concurrence of the Seller) such Transferring Affiliate to take such action or to provide such information or report.  This Transferring Affiliate Letter shall create and constitute the continuing obligations of the parties hereto in accordance with its terms, and shall remain in full force and effect until the date (the “Collection Date”) that the TAA shall be terminated in accordance with its terms and all “Aggregate Unpaids” thereunder paid in full; provided, however, that the rights and remedies with respect to any breach of any representation and warranty made by any Transferring Affiliate hereunder shall be continuing and shall survive any termination of this Transferring Affiliate Letter.

12.                               Each Transferring Affiliate hereby covenants and agrees that, prior to the date which is one year and one day after the payment in full of all outstanding commercial paper or other indebtedness of any Conduit Investor, it will not institute against, or join any other Person in instituting against, such Conduit Investor any bankruptcy, reorganization, arrangement insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States.  Each Transferring Affiliate further covenants and agrees that, prior to the date which is one year and one day after the Collection Date, it will not institute against, or join any other Person in instituting against, the Purchaser any bankruptcy, reorganization, arrangement insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States.

13.                               No failure on the part of the Seller or any assignee thereof to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right.  The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

14.                               This Transferring Affiliate Letter shall be governed by, and construed in accordance with, the laws of the State of New York, except to the extent that the perfection of the interests of the Seller and its assigns, or remedies hereunder, in respect of the Receivables, any Related Security or any Collections in respect thereof, are governed by the laws of a jurisdiction other than the State of New York.

15.                               The Seller and each of its assignees (including the Agent) is hereby authorized by each of the Transferring Affiliates and the Seller to demand specific performance of this Transferring Affiliate Letter at any time when any of the Transferring Affiliates or the Seller shall have failed to comply with any of the provisions of this Transferring Affiliate Letter applicable to any such Transferring Affiliate or the Seller.  Each of the Transferring Affiliates and the Seller hereby

8

irrevocable waives any defense based on the adequacy of a remedy at law, which might be asserted as a bar to such remedy of specific performance.

16.                               This Transferring Affiliate Letter may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

[Remainder of page intentionally left blank]

9

Very truly yours,

ANGLETON DIALYSIS, INC.
ARIZONA RENAL INVESTMENTS, LLC
BIO-MEDICAL APPLICATIONS HOME DIALYSIS SERVICES, INC.
BIO MEDICAL APPLICATIONS MANAGEMENT COMPANY, INC.
BIO-MEDICAL APPLICATIONS OF ALABAMA, INC.
BIO-MEDICAL APPLICATIONS OF ANACOSTIA, INC.
BIO-MEDICAL APPLICATIONS OF AQUADILLA, INC.
BIO-MEDICAL APPLICATIONS OF ARECIBO, INC.
BIO-MEDICAL APPLICATIONS OF ARKANSAS, INC.
BIO-MEDICAL APPLICATIONS OF BAYAMON, INC.
BIO-MEDICAL APPLICATIONS OF BLUE SPRINGS, INC
BIO-MEDICAL APPLICATIONS OF CAGUAS, INC.
BIO-MEDICAL APPLICATIONS OF CALIFORNIA, INC.
BIO-MEDICAL APPLICATIONS OF CAMARILLO, INC.
BIO-MEDICAL APPLICATIONS OF CAPITOL HILL, INC.
BIO-MEDICAL APPLICATIONS OF CAROLINA, INC.
BIO-MEDICAL APPLICATIONS OF CARSON, INC.
BIO-MEDICAL APPLICATIONS OF CLINTON, INC.
BIO-MEDICAL APPLICATIONS OF COLUMBIA HEIGHTS, INC.
BIO-MEDICAL APPLICATIONS OF CONNECTICUT, INC.
BIO-MEDICAL APPLICATIONS OF DELAWARE, INC.
BIO-MEDICAL APPLICATIONS OF DOVER, INC.
BIO-MEDICAL APPLICATIONS OF EAST ORANGE, INC
BIO-MEDICAL APPLICATIONS OF ESSEX, INC.
BIO-MEDICAL APPLICATIONS OF EUREKA, INC.
BIO-MEDICAL APPLICATIONS OF FAYETTEVILLE, INC.
BIO-MEDICAL APPLICATIONS OF FLORIDA, INC.
BIO-MEDICAL APPLICATIONS OF FREMONT, INC.
BIO-MEDICAL APPLICATIONS OF FRESNO, INC.
BIO-MEDICAL APPLICATIONS OF GEORGIA, INC.
BIO-MEDICAL APPLICATIONS OF GLENDORA, INC.
BIO-MEDICAL APPLICATIONS OF GUAYAMA, INC.
BIO-MEDICAL APPLICATIONS OF HILLSIDE, INC.
BIO-MEDICAL APPLICATIONS OF HOBOKEN, INC.

10

BIO-MEDICAL APPLICATIONS OF HUMACAO, INC.
BIO-MEDICAL APPLICATIONS OF ILLINOIS, INC.
BIO-MEDICAL APPLICATIONS OF INDIANA, INC.
BIO-MEDICAL APPLICATIONS OF IRVINGTON, INC.
BIO-MEDICAL APPLICATIONS OF JERSEY CITY, INC.
BIO-MEDICAL APPLICATIONS OF KANSAS, INC.
BIO-MEDICAL APPLICATIONS OF KENTUCKY, INC.
BIO-MEDICAL APPLICATIONS OF LAS AMERICAS, INC.
BIO-MEDICAL APPLICATIONS OF LONG BEACH, INC.
BIO-MEDICAL APPLICATIONS OF LOS GATOS, INC.
BIO-MEDICAL APPLICATIONS OF LOUISIANA, LLC
BIO-MEDICAL APPLICATIONS OF MAINE, INC.
BIO-MEDICAL APPLICATIONS OF MANCHESTER, INC.
BIO-MEDICAL APPLICATIONS OF MARYLAND, INC.
BIO-MEDICAL APPLICATIONS OF MASSACHUSETTS, INC.
BIO-MEDICAL APPLICATIONS OF MAYAGUEZ, INC.
BIO-MEDICAL APPLICATIONS OF MICHIGAN, INC.
BIO-MEDICAL APPLICATIONS OF MINNESOTA, INC.
BIO-MEDICAL APPLICATIONS OF MISSION HILLS, INC.
BIO-MEDICAL APPLICATIONS OF MISSISSIPPI, INC.
BIO-MEDICAL APPLICATIONS OF MISSOURI, INC.
BIO-MEDICAL APPLICATIONS OF MLK, INC.
BIO-MEDICAL APPLICATIONS OF NEVADA, INC
BIO-MEDICAL APPLICATIONS OF NEW HAMPSHIRE, INC.
BIO-MEDICAL APPLICATIONS OF NEW JERSEY, INC.
BIO-MEDICAL APPLICATIONS OF NEW MEXICO, INC.
BIO-MEDICAL APPLICATIONS OF NORTH CAROLINA, INC.
BIO-MEDICAL APPLICATIONS OF NORTHEAST, D.C., INC.
BIO-MEDICAL APPLICATIONS OF OAKLAND, INC.
BIO-MEDICAL APPLICATIONS OF OHIO, INC.
BIO-MEDICAL APPLICATIONS OF OKLAHOMA, INC.
BIO-MEDICAL APPLICATIONS OF PENNSYLVANIA, INC.
BIO-MEDICAL APPLICATIONS OF PINE BROOK, INC.
BIO-MEDICAL APPLICATIONS OF PONCE, INC.
BIO-MEDICAL APPLICATIONS OF PUERTO RICO, INC.
BIO-MEDICAL APPLICATIONS OF RHODE ISLAND, INC.

11

BIO-MEDICAL APPLICATIONS OF RIO PIEDRAS, INC.
BIO-MEDICAL APPLICATIONS OF SAN ANTONIO, INC.
BIO-MEDICAL APPLICATIONS OF SAN GERMAN, INC.
BIO-MEDICAL APPLICATIONS OF SAN JUAN, INC.
BIO-MEDICAL APPLICATIONS OF SOUTH CAROLINA, INC.
BIO-MEDICAL APPLICATIONS OF SOUTH QUEENS, INC.
BIO-MEDICAL APPLICATIONS OF SOUTHEAST WASHINGTON, INC.
BIO-MEDICAL APPLICATIONS OF TENNESSEE, INC.
BIO-MEDICAL APPLICATIONS OF TEXAS, INC.
BIO-MEDICAL APPLICATIONS OF THE DISTRICT OF COLUMBIA, INC.
BIO-MEDICAL APPLICATIONS OF TRENTON, INC.
BIO-MEDICAL APPLICATIONS OF UKIAH, INC.
BIO-MEDICAL APPLICATIONS OF VIRGINIA, INC.
BIO-MEDICAL APPLICATIONS OF WEST VIRGINIA, INC.
BIO-MEDICAL APPLICATIONS OF WISCONSIN, INC.
BIO-MEDICAL APPLICATIONS OF WOONSOCKET, INC.
BRAZORIA KIDNEY CENTER, INC.
BREVARD COUNTY DIALYSIS, LLC
CARTERSVILLE DIALYSIS CENTER, LLC
CLAYTON COUNTY DIALYSIS, LLC
CLERMONT DIALYSIS CENTER, LLC
COBB COUNTY DIALYSIS, LLC
COLUMBUS AREA RENAL ALLIANCE, LLC
CON MED SUPPLY COMPANY, INC.
CONEJO VALLEY DIALYSIS, INC.
COVINGTON DIALYSIS CENTER, LLC
DIABETES CARE GROUP, INC.
DIALYSIS AMERICA ALABAMA, LLC
DIALYSIS AMERICA GEORGIA, LLC
DIALYSIS ASSOCIATES OF NORTHERN NEW JERSEY, L.L.C.
DIALYSIS ASSOCIATES, LLC
DIALYSIS CENTERS OF AMERICA ILLINOIS, INC.
DIALYSIS LICENSING CORP.
DIALYSIS MANAGEMENT CORPORATION
DIALYSIS SERVICES OF ATLANTA, INC.
DIALYSIS SERVICES OF CINCINNATI, INC.
DIALYSIS SERVICES, INC.

12

DIALYSIS SPECIALISTS OF TOPEKA, INC.
DIALYSIS SPECIALISTS OF TULSA, INC.
DOUGLAS COUNTY DIALYSIS, LLC
DOYLESTOWN ACUTE RENAL SERVICES, L.L.C.
DU PAGE DIALYSIS, LTD.
EVEREST HEALTHCARE HOLDINGS, INC.
EVEREST HEALTHCARE INDIANA, INC.
EVEREST HEALTHCARE OHIO, INC.
EVEREST HEALTHCARE RHODE ISLAND, INC.
EVEREST HEALTHCARE TEXAS HOLDING CORP
EVEREST HEALTHCARE TEXAS, LP
EVEREST MANAGEMENT, INC.
FRESENIUS MEDICAL CARE DIALYSIS SERVICES COLORADO LLC (F/K/A BIO MEDICAL APPLICATIONS OF COLORADO, INC.)
FRESENIUS MEDICAL CARE DIALYSIS SERVICES OREGON, LLC
FMC DIALYSIS SERVICES-OREGON, LLC (F/K/A WILLAMETTE VALLEY KIDNEY CENTER, LLC)
FMS NEW YORK, INC.
FONDREN DIALYSIS CLINIC, INC.
FORT SCOTT REGIONAL DIALYSIS CENTER, INC.
FOUR STATE REGIONAL DIALYSIS CENTER, INC.
FRESENIUS MANAGEMENT SERVICES, INC.
FRESENIUS USA HOME DIALYSIS, INC.
FRESENIUS USA MARKETING, INC.
FRESENIUS USA SALES, INC.
FRESENIUS USA, INC.
GULF REGION MOBILE DIALYSIS, INC.
HAEMO STAT, INC.
HENRY DIALYSIS CENTER, LLC
HOLTON DIALYSIS CLINIC, LLC
HOME DIALYSIS OF AMERICA, INC.
HOME DIALYSIS OF MUHLENBERG COUNTY, INC.
HOME INTENSIVE CARE, INC.
JEFFERSON COUNTY DIALYSIS, INC.
KDCO, INC.
KENTUCKY RENAL CARE GROUP, LLC
LAWTON DIALYSIS, INC.
LITTLE ROCK DIALYSIS, INC.
MAUMEE DIALYSIS SERVICES, LLC
MERCY DIALYSIS CENTER, INC.
MIAMI REGIONAL DIALYSIS CENTER, INC.

13

MICHIGAN HOME DIALYSIS CENTER, INC.
NAPLES DIALYSIS CENTER, LLC
NATIONAL MEDICAL CARE, INC.
NATIONAL NEPHROLOGY ASSOCIATES MANAGEMENT COMPANY OF TEXAS, INC.
NATIONAL NEPHROLOGY ASSOCIATES OF TEXAS, L.P.
NEOMEDICA, INC
NNA MANAGEMENT COMPANY OF KENTUCKY, INC.
NNA MANAGEMENT COMPANY OF LOUISIANA, INC.
NNA OF ALABAMA, INC.
NNA OF EAST ORANGE, L.L.C.
NNA OF FLORIDA, LLC
NNA OF GEORGIA, INC.
NNA OF HARRISON, L.L.C.
NNA OF LOUISIANA, LLC
NNA OF MEMPHIS, LLC
NNA OF NEVADA, INC.
NNA OF NEWARK, L.L.C.
NNA OF OKLAHOMA, INC.
NNA OF OKLAHOMA, L.L.C.
NNA OF RHODE ISLAND, INC.
NNA OF TOLEDO, INC.
NNA PROPERTIES OF TENNESSEE, INC.
NNA-SAINT BARNABAS LIVINGSTON, L.L.C.
NNA-SAINT BARNABAS, L.L.C.
NNA TRANSPORTATION SERVICES CORPORATION
NORCROSS DIALYSIS CENTER, LLC
NORTH BUCKNER DIALYSIS CENTER, INC.
NORTHEAST ALABAMA KIDNEY CLINIC, INC.
NORTHERN NEW JERSEY DIALYSIS, L.L.C.
NORTHWEST DIALYSIS, INC.
PHYSICIANS DIALYSIS COMPANY, INC.
PRIME MEDICAL, INC.
QUALICENTERS, INC.
RCG ARLINGTON HEIGHTS, LLC
RCG BLOOMINGTON, LLC
RCG CREDIT CORPORATION
RCG EAST TEXAS, LLP
RCG FINANCE, INC.
RCG INDIANA, L.L.C.
RCG IRVING, LLP
RCG MARION, LLC

14

RCG MARTIN, LLC
RCG MEMPHIS EAST, LLC
RCG MEMPHIS, LLC
RCG MISSISSIPPI, INC.
RCG PA MERGER CORP.
RCG UNIVERSITY DIVISION, INC.
RCG WEST HEALTH SUPPLY, L.C.
RCG WHITEHAVEN, LLC
RCG/SAINT LUKE’S, LLC
RCGIH, INC.
RENAL CARE GROUP ALASKA, INC.
RENAL CARE GROUP CENTRAL MEMPHIS, LLC
RENAL CARE GROUP EAST, INC.
RENAL CARE GROUP MICHIGAN, INC.
RENAL CARE GROUP NORTHWEST, INC.
RENAL CARE GROUP OF THE MIDWEST, INC.
RENAL CARE GROUP OF THE OZARKS, LLC
RENAL CARE GROUP OF THE SOUTH, INC.
RENAL CARE GROUP OF THE SOUTHEAST, INC.
RENAL CARE GROUP OHIO, INC.
RENAL CARE GROUP SOUTH NEW MEXICO, LLC
RENAL CARE GROUP SOUTHWEST HOLDINGS, INC.
RENAL CARE GROUP SOUTHWEST, L.P.
RENAL CARE GROUP TEXAS, INC.
RENAL CARE GROUP TEXAS, LP
RENAL CARE GROUP WESTLAKE, LLC
RENAL CARE GROUP, INC.
RENAL SCIENTIFIC SERVICES, INC.
RENALNET ARIZONA, INC.
RENALNET, INC.
RENALPARTNERS OF INDIANA, LLC
RENALPARTNERS, INC.
RENEX CORP.
RENEX DIALYSIS CLINIC OF AMESBURY, INC.
RENEX DIALYSIS CLINIC OF BLOOMFIELD, INC.
RENEX DIALYSIS CLINIC OF BRIDGETON, INC.
RENEX DIALYSIS CLINIC OF CREVE COEUR, INC.
RENEX DIALYSIS CLINIC OF DOYLESTOWN, INC.
RENEX DIALYSIS CLINIC OF MAPLEWOOD, INC.
RENEX DIALYSIS CLINIC OF NORTH ANDOVER, INC.
RENEX DIALYSIS CLINIC OF ORANGE, INC.
RENEX DIALYSIS CLINIC OF PENN HILLS, INC.
RENEX DIALYSIS CLINIC OF PHILADELPHIA, INC.

15

RENEX DIALYSIS CLINIC OF PITTSBURGH, INC.
RENEX DIALYSIS CLINIC OF SHALER, INC.
RENEX DIALYSIS CLINIC OF SOUTH GEORGIA, INC.
RENEX DIALYSIS CLINIC OF ST. LOUIS, INC.
RENEX DIALYSIS CLINIC OF TAMPA, INC.
RENEX DIALYSIS CLINIC OF UNION, INC.
RENEX DIALYSIS CLINIC OF UNIVERSITY CITY, INC.
RENEX DIALYSIS CLINIC OF WOODBURY, INC.
RENEX DIALYSIS FACILITIES, INC.
RENEX DIALYSIS HOMECARE OF GREATER ST. LOUIS, INC.
RENEX MANAGEMENT SERVICES, INC.
SAN DIEGO DIALYSIS SERVICES, INC.
SANTA BARBARA COMMUNITY DIALYSIS CENTER
SMYRNA DIALYSIS CENTER, LLC
SPECTRA EAST, INC.
SPECTRA LABORATORIES, INC.
SSKG, INC.
STAT DIALYSIS CORPORATION
STONE MOUNTAIN DIALYSIS CENTER, LLC
STUTTGART DIALYSIS, LLC
TERRELL DIALYSIS CENTER, L.L.C.
THREE RIVERS DIALYSIS SERVICES, LLC
WEST PALM DIALYSIS, LLC
WHARTON DIALYSIS, INC.
WSKC DIALYSIS SERVICES, INC.

By
Name:
Title:

16

Acknowledged and accepted:

NATIONAL MEDICAL CARE, INC.

By
Name:
Title:

NMC FUNDING CORPORATION

By
Name:
Title:

The undersigned acknowledges and accepts the foregoing, and hereby gives notice to each Transferring Affiliate that, for purposes of Section 9 of the Transferring Affiliate Letter, the address of the undersigned is WestLB AG, New York Branch.

WestLB AG, New York Branch
as Agent

By
Name:
Title:

By
Name:
Title:

17

EXECUTION COPY

AMENDMENT NO. 1

Dated as of November 17, 2009

to

AMENDED AND RESTATED TRANSFERRING AFFILIATE LETTER

Dated as of October 16, 2008

THIS AMENDMENT NO. 1 (this “Amendment”) dated as of November 17, 2009 is entered into by and among (i) NATIONAL MEDICAL CARE, INC., a Delaware corporation (the “Seller”) and (ii) the entities listed on the signature pages hereof under the heading “New  Transferring Affiliates” (collectively, the “New Transferring Affiliates”) and (iii) the other entities listed on the signature pages hereof under the heading “Existing Transferring Affiliates” (collectively, the “Existing Transferring Affiliates” and, together with the New Transferring Affiliates, the “Transferring Affiliates”).

PRELIMINARY STATEMENT

A.                                    The Seller and the Existing Transferring Affiliates are parties to that certain Amended and Restated Transferring Affiliate Letter dated as of October 16, 2008 (as amended or otherwise modified prior to the date hereof, the “Transferring Affiliate Letter”).  Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Transferring Affiliate Letter or in the RPA referred to therein.

B.                                    The parties hereto desire to add the New Transferring Affiliates as Transferring Affiliates under the Transferring Affiliate Letter and to amend the Transferring Affiliate Letter on the terms and conditions hereinafter set forth.

NOW, THEREFORE,  in consideration of the premises set forth above, and other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1.  Amendments.

(a)                                 Subject to the satisfaction of the conditions precedent set forth in Section 2 below, the New Transferring Affiliates are hereby added as “Transferring Affiliates” under the Transferring Affiliate Letter.  From and after the effective date of this Amendment, each New Transferring Affiliate shall have all of the rights and obligations of a Transferring Affiliate under the Transferring Affiliate Letter.  Accordingly, on the effective date of this Amendment, each New Transferring Affiliate shall sell to the Seller, and the Seller will forthwith purchase from such New Transferring Affiliate, all of the Receivables with respect to such New Transferring Affiliate and all Related Security with respect thereto. All Receivables with respect to such New Transferring Affiliate arising after the effective date of this Amendment and all Related Security with respect thereto shall be sold to the Seller pursuant to the terms of the Transferring Affiliate Letter in the same manner as if such New Transferring Affiliate had been an original party thereto.

(b)                                 Fresenius USA Sales, Inc. and RenalNet Arizona, Inc. are hereby terminated as Transferring Affiliates as of the effective date of this Amendment.  Each of Fresenius USA Sales, Inc. and RenalNet Arizona, Inc. have no further right or obligation to transfer any of its Receivables hereunder and shall cease to be a “Transferring Affiliate” hereunder except with respect to Receivables that arose prior to such termination.

(c)                                  Section 1 of the Transferring Affiliate Letter is amended and restated in its entirety to read as follows:

1.                                      (a)                                 Each of the undersigned Transferring Affiliates will from time to time forthwith sell to the Seller, and the Seller will from time to time forthwith purchase from such Transferring Affiliate, all of the present and future Receivables, and all Related Security, if any, with respect thereto, which are owed from time to time to such Transferring Affiliate for an amount equal to the Intercompany Purchase Price (as defined below) of such Receivables, which amount the Seller shall pay to such Transferring Affiliate in cash or by way of a credit to such Transferring Affiliate in the appropriate intercompany account by the last Business Day of the month following the month in which such purchase was made; it being further agreed that (a) that each such purchase of each such Receivable and Related Security with respect thereto shall be deemed to be made on the date such Receivable is created, and (b) the Seller shall settle from time to time each such credit to the account of such Transferring Affiliate, by way of payments in cash or by way of credits in amounts equal to cash expended, obligations incurred or the value of services or property provided by or on behalf of the Seller, in each case for the benefit of such Transferring Affiliate in accordance with the Seller’s and such Transferring Affiliate’s cash management and accounting policies.  As used herein, the term “Intercompany Purchase Price” shall mean a purchase price as may be agreed from time by each Transferring Affiliate and the Seller and which would provide the Seller with a reasonable return on its purchases hereunder after taking into account (i) the time value of money based upon the anticipated dates of collection of such Receivables and the cost to the Seller of financing its investment in such Receivables during such period and (ii) the risk of nonpayment by the Obligors. Each Transferring Affiliate and the Seller may agree from time to time to change the Intercompany Purchase Price based on changes in the items described in clauses (i) and (ii) of the previous sentence, provided that any change to the Intercompany Purchase Price shall apply only prospectively and shall not affect the purchase price of Receivables sold prior to the date on which the Transferring Affiliate and the Seller agree to make such change.

(b)                                 If on any day the Purchaser becomes entitled to a Purchase Price Credit pursuant to Section 2.3(a) of the Agreement, the Seller shall become entitled to a credit against the Intercompany Purchase Price in the same amount as such Purchase Price Credit, which will be owed to the Seller by the Transferring Affiliate that originated the Receivable giving rise to the Purchase Price Credit. If any credit to which the Seller becomes so entitled on any date exceeds the aggregate Intercompany Purchase Price of the Receivables sold hereunder by such Transferring Affiliate on such date, then such Transferring Affiliate shall pay the remaining amount of such credit to the Seller in cash on the next succeeding Business Day; provided that, if the Termination Date has not occurred, such Transferring Affiliate shall be allowed to deduct the remaining amount of

2

such credit from any indebtedness owed to it by the Seller with respect to other purchases of Receivables hereunder.

(c)                                  It is the intention of the parties hereto that each purchase of Receivables under this Transferring Affiliate Letter shall constitute a sale of such Receivables, together with the Related Assets with respect thereto, from the applicable Transferring Affiliate to the Seller, conveying good title thereto free and clear of any Adverse Claims, and that such Receivables and Related Assets not be part of the applicable Transferring Affiliate’s estate in the event of an insolvency.  If, notwithstanding the foregoing, the transactions contemplated under this Transferring Affiliate Letter should be deemed a financing, each Transferring Affiliate and the Seller intend that each Transferring Affiliate shall be deemed to have granted to the Seller a first priority perfected and continuing security interest in all of such Transferring Affiliate’s right, title and interest in, to and under the Receivables now or hereafter arising that are sold to the Seller pursuant to this Transferring Affiliate Letter, together with the Related Assets with respect thereto.  In addition, to further protect the interests of the Seller and its assigns, each Transferring Affiliate hereby grants to the Seller (for the benefit of itself and the other Indemnified Parties (as defined in Section 17)) a first priority perfected and continuing security interest in all of such Transferring Affiliate’s right, title and interest in, to and under all Receivables arising after the Termination Date, together with the Related Assets with respect thereto.  The security interests deemed granted and granted pursuant to the two preceding sentences shall secure all obligations of the Transferring Affiliates hereunder and under the other Transaction documents (including, without limitation, all indemnification obligations of the Transferring Affiliates under Section 17 of this Transferring Affiliate Letter).

(d)                                 The Transferring Affiliate Letter is further amended to add the following new Sections 17 and 18 immediately after Section 16:

17.                               Indemnities by the Transferring Affiliates.  Without limiting any other rights which the Seller or any other Indemnified Party (as defined below) may have hereunder or under applicable law, the Transferring Affiliates hereby jointly and severally agree to indemnify the Seller and any successors and permitted assigns (including, without limitation, the Purchaser, Conduit Investors, the Bank Investors, the Agent, the Administrative Agents, the Collateral Agents, the Liquidity Providers and the Credit Support Providers) and their respective officers, directors and employees (collectively, “Indemnified Parties”) from and against any and all damages, losses, claims, liabilities, costs and expenses, including, without limitation, reasonable attorneys’ fees (which such attorneys may be employees of any Liquidity Provider, any Credit Support Provider, the Agent, any Administrative Agent, any Collateral Agent or the Purchaser, as applicable) and disbursements (all of the foregoing being collectively referred to as “Indemnified Amounts”) awarded against or incurred by any of them in any action or proceeding between any Transferring Affiliate or any Parent Group Member (including any Parent Group Member, in its capacity as the Collection Agent) and any of the Indemnified Parties or between any of the Indemnified Parties and any third party or otherwise arising out of or as a result of this Transferring Affiliate Letter, the other Transaction Documents, the ownership or maintenance, either directly or indirectly, by

3

the Seller and its assigns of Receivables and Related Assets or any of the other transactions contemplated hereby or thereby, excluding, however, (i) Indemnified Amounts to the extent resulting from gross negligence or willful misconduct on the part of an Indemnified Party, Indemnified Amounts for which the Seller is compensated under Section 1(b), or (iii) recourse (except as otherwise specifically provided in this Transferring Affiliate Letter) for uncollectible Receivables.  Without limiting the generality of the foregoing, the Transferring Affiliates, jointly and severally, shall indemnify each Indemnified Party for Indemnified Amounts relating to or resulting from:

(i)                                     any representation or warranty made by any Parent Group Member (including any Parent Group Member, in its capacity as the Collection Agent) or any officers of any Parent Group Member (including any Parent Group Member, in its capacity as the Collection Agent) under or in connection with this Transferring Affiliate Letter or any of the other Transaction Documents, any Investor Report or any other information or report delivered by any Parent Group Member pursuant to or in connection with any Transaction Document, which shall have been false or incorrect in any material respect when made or deemed made;

(ii)                                  the failure by any Parent Group Member (including any Parent Group Member, in its capacity as the Collection Agent) to comply with any applicable law, rule or regulation (including, without limitation, any CHAMPUS/VA Regulation, any Medicaid Regulation or any Medicare Regulation), including with respect to any Receivable or the related Contract, or the nonconformity of any Receivable or the related Contract with any such applicable law, rule or regulation;

(iii)                               the failure to vest and maintain vested in the Purchaser a first priority ownership interest in the Affected Assets free and clear of any Adverse Claim;

(iv)                              the failure to file, or any delay in filing, financing statements, continuation statements, or other similar instruments or documents under the UCC of any applicable jurisdiction or other applicable laws with respect to any of the Affected Assets;

(v)                                 any dispute, claim, offset or defense (other than discharge in bankruptcy) of the Obligor to the payment of any Receivable (including, without limitation, a defense based on such Receivable or the related Contract not being the legal, valid and binding obligation of such Obligor enforceable against it in accordance with its terms), or any other claim resulting from the sale of merchandise or services related to such Receivable or the furnishing or failure to furnish such merchandise or services;

(vi)                              any failure of the Collection Agent (if a Parent Group Member or designee thereof) to perform its duties or obligations in accordance with the provisions of the TAA; or

4

(vii)                           any products liability claim or personal injury or property damage suit or other similar or related claim or action of whatever sort arising out of or in connection with merchandise or services which are the subject of any Receivable;

(viii)                        the transfer of an ownership interest in any Receivable other than an Eligible Receivable;

(ix)                              the failure by any Parent Group Member (individually or as Collection Agent) to comply with any term, provision or covenant contained in this Transferring Affiliate Letter or any of the other Transaction Documents to which it is a party or to perform any of its respective duties under the Contracts;

(x)                                 the failure of any Originating Entity to pay when due any taxes, including without limitation, sales, excise or personal property taxes payable in connection with any of the Receivables;

(xi)                              the commingling by the Seller, any other Originating Entity or the Collection Agent (if a Parent Group Member or designee thereof) of Collections of Receivables at any time with other funds;

(xii)                           any investigation, litigation or proceeding related to Transferring Affiliate Letter, any of the other Transaction Documents, the use of proceeds of Transfers by the Seller or any other Originating Entity, the ownership of any Receivable, Related Security or Contract or any interest therein;

(xiii)                        the failure of any Special Account Bank or any Designated Account Agent to remit any amounts held by it pursuant to the instructions set forth in the applicable Special Account Letter, Intermediate Concentration Account Agreement or Concentration Account Agreement or any instruction of the Collection Agent, the Seller, any Originating Entity or the Agent (to the extent such Person is entitled to give such instructions in accordance with the terms of the Transaction Documents) whether by reason of the exercise of set-off rights or otherwise;

(xiv)                       any inability to obtain any judgment in or utilize the court or other adjudication system of, any state in which an Obligor may be located as a result of the failure of the Seller to qualify to do business or file any notice of business activity report or any similar report;

(xv)                          any failure of the Seller to give reasonably equivalent value to any Transferring Affiliate in consideration of the purchase by the Seller from such Transferring Affiliate of any Receivable, or any attempt by any Person to void, rescind or set-aside any such transfer or any transfer of any Receivable hereunder under statutory provisions or common law or equitable action, including, without limitation, any provision of the Bankruptcy Code;

(xvi)                       any action taken by the Seller, any other Originating Entity or the Collection Agent (if a Parent Group Member or designee thereof) in the

5

enforcement or collection of any Receivable; provided, however, that if any Conduit Investor enters into agreements for the purchase of interests in receivables from one or more Other Transferors, such Conduit Investor shall allocate such Indemnified Amounts which are in connection with any applicable Liquidity Provider Agreement, Credit Support Agreement or the credit support furnished by any applicable Credit Support Provider to the Seller and each Other Transferor; and provided, further, that if such Indemnified Amounts are attributable to any Parent Group Member and not attributable to any Other Transferor, the Seller shall be solely liable for such Indemnified Amounts or if such Indemnified Amounts are attributable to Other Transferors and not attributable to any Parent Group Member, such Other Transferors shall be solely liable for such Indemnified Amounts;

(xvii)                    any reduction or extinguishment of, or any failure by any Obligor to pay (in whole or in part), any Receivable or any Related Security with respect thereto as a result of or on account of any violation of or prohibition under any law, rule or regulation now or hereafter in effect from time to time, including without limitation and CHAMPUS/VA Regulation, any Medicaid Regulation or any Medicare Regulation, or as a result of or on account of the entering of any judicial or regulatory order or agreement adversely affecting the Seller or any Parent Group Member; or

(xviii)                 any failure by the Seller or any Parent Group Member to maintain all governmental and other authorization and approvals necessary to render the services, or sell the merchandise, resulting in Receivables.

18.  Perfection Representations.  The Perfection Representations shall be a part of the Agreement for all purposes.  Each Transferring Affiliate hereby makes the representations and warranties set forth in the Perfection Representations as of the date of each sale of Receivables hereunder.  The Perfection Representations shall survive termination of this Agreement.

SECTION 2.  Conditions Precedent.  This Amendment shall become effective and be deemed effective as of the date hereof upon (i) the receipt by the Seller of counterparts of this Amendment duly executed by the Seller and the Transferring Affiliates and (ii) the effectiveness of the Fifth Amended and Restated Transfer and Administration Agreement of even date herewith among the Purchaser, as “Transferor”, the Seller, as the initial “Collection Agent” thereunder, the Persons parties thereto as “Conduit Investors”, the Persons parties thereto as “Bank Investors”, the Persons parties thereto as “Administrative Agents” and WestLB AG, New York Branch, as “Agent”.

SECTION 3.  Covenants, Representations and Warranties of the Transferring Affiliates.

3.1                               Upon the effectiveness of this Amendment, each Transferring Affiliate hereby reaffirms all covenants, representations and warranties made by it in the Transferring

6

Affiliate Letter (as amended hereby) and agrees that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment.

3.2                               Each Transferring Affiliate hereby represents and warrants that this Amendment constitutes the legal, valid and binding obligation of such party, enforceable against it in accordance with terms hereof.

SECTION 4.  Reference to and Effect on the Transferring Affiliate Letter.

4.1                               Upon the effectiveness of this Amendment, each reference in the Transferring Affiliate Letter to “Transferring Affiliate Letter,” “hereunder,” “hereof,” “herein,” “hereby” or words of like import shall mean and be a reference to the Transferring Affiliate Letter as amended hereby, and each reference to the Transferring Affiliate Letter in any other document, instrument and agreement executed and/or delivered in connection with the Transferring Affiliate Letter shall mean and be a reference to the Transferring Affiliate Letter as amended hereby.

4.2                               Except as specifically amended hereby, the Transferring Affiliate Letter and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

4.3                               The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Seller or any of its assignees under the Transferring Affiliate Letter or any other document, instrument, or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein.

SECTION 5.  Governing Law.  THIS AMENDMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICT OF LAW PROVISIONS) AND DECISIONS OF THE STATE OF NEW YORK.

SECTION 6.  Execution in Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.  Delivery of an executed counterpart via facsimile or other electronic transmission shall be deemed delivery of an original counterpart.

SECTION 7.  Headings.  Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first written above.

New Transferring Affiliates:

APHERESIS CARE GROUP, INC.
BIO-MEDICAL APPLICATIONS OF AMARILLO, INC.
BIO-MEDICAL APPLICATIONS OF IDAHO, LLC
BIO-MEDICAL APPLICATIONS OF WYOMING, LLC
DIALYSIS SERVICES OF SOUTHEAST ALASKA, LLC
DIALYSIS SPECIALISTS OF MARIETTA, LTD.
FMS PHILADELPHIA DIALYSIS, LLC
FRESENIUS MEDICAL CARE COMPREHENSIVE CKD SERVICES, INC.
FRESENIUS MEDICAL CARE HEALTH PLAN, INC.
FRESENIUS MEDICAL CARE HEALTHCARE RECRUITMENT, LLC
FRESENIUS MEDICAL CARE HOLDINGS, INC.
FRESENIUS MEDICAL CARE OF ILLINOIS, LLC
FRESENIUS MEDICAL CARE PHARMACY SERVICES, INC.
FRESENIUS MEDICAL CARE PSO, LLC
FRESENIUS MEDICAL CARE RX, LLC
FRESENIUS MEDICAL CARE VENTURES HOLDING COMPANY, INC.
FRESENIUS MEDICAL CARE VENTURES, LLC
FRESENIUS USA MANUFACTURING, INC.
HOMESTEAD ARTIFICIAL KIDNEY CENTER, INC.
INTEGRATED RENAL CARE OF THE PACIFIC, LLC
METRO DIALYSIS CENTER - NORMANDY, INC.
METRO DIALYSIS CENTER - NORTH, INC.
NEPHROMED LLC
NEW YORK DIALYSIS MANAGEMENT, INC.
NMC SERVICES, INC.
QUALICENTERS ALBANY, LTD.
QUALICENTERS BEND LLC
QUALICENTERS COOS BAY, LTD.
QUALICENTERS EUGENE-SPRINGFIELD, LTD.
QUALICENTERS INLAND NORTHWEST L.L.C.
QUALICENTERS PUEBLO LLC
QUALICENTERS SALEM LLC
QUALICENTERS SIOUX CITY, LLC
RENAISSANCE HEALTH CARE, INC.
RENAL CARE GROUP OF THE ROCKIES, LLC
RENAL CARE GROUP SOUTHWEST MICHIGAN, LLC
RENAL CARE GROUP TOLEDO, LLC

Signature Page

Amendment No. 1 to Transferring Affiliate Letter

RENAL CARE GROUP-HARLINGEN, L.P.
RENAL SOLUTIONS, INC.
S.A.K.D.C., INC.
SORB TECHNOLOGY, INC.
SPECTRA DIAGNOSTICS, LLC
SPECTRA MEDICAL DATA PROCESSING, LLC
SPECTRA RENAL RESEARCH, LLC
ST. LOUIS REGIONAL DIALYSIS CENTER, INC.
TAPPAHANNOCK DIALYSIS CENTER, INC.
U.S. VASCULAR ACCESS HOLDINGS, LLC
WARRENTON DIALYSIS FACILITY, INC.
WEST END DIALYSIS CENTER, INC.

By:
Name:
Title:

Existing Transferring Affiliates:

ANGLETON DIALYSIS, INC.
ARIZONA RENAL INVESTMENTS, LLC
BIO-MEDICAL APPLICATIONS HOME DIALYSIS SERVICES, INC.
BIO MEDICAL APPLICATIONS MANAGEMENT COMPANY, INC.
BIO-MEDICAL APPLICATIONS OF ALABAMA, INC.
BIO-MEDICAL APPLICATIONS OF ANACOSTIA, INC.
BIO-MEDICAL APPLICATIONS OF AGUADILLA, INC.
BIO-MEDICAL APPLICATIONS OF ARECIBO, INC.
BIO-MEDICAL APPLICATIONS OF ARKANSAS, INC.
BIO-MEDICAL APPLICATIONS OF BAYAMON, INC.
BIO-MEDICAL APPLICATIONS OF BLUE SPRINGS, INC
BIO-MEDICAL APPLICATIONS OF CAGUAS, INC.
BIO-MEDICAL APPLICATIONS OF CALIFORNIA, INC.
BIO-MEDICAL APPLICATIONS OF CAMARILLO, INC.
BIO-MEDICAL APPLICATIONS OF CAPITOL HILL, INC.
BIO-MEDICAL APPLICATIONS OF CAROLINA, INC.
BIO-MEDICAL APPLICATIONS OF CARSON, INC.
BIO-MEDICAL APPLICATIONS OF CLINTON, INC.
BIO-MEDICAL APPLICATIONS OF COLUMBIA HEIGHTS, INC.
BIO-MEDICAL APPLICATIONS OF CONNECTICUT, INC.
BIO-MEDICAL APPLICATIONS OF DELAWARE, INC.

Signature Page

Amendment No. 1 to Transferring Affiliate Letter

BIO-MEDICAL APPLICATIONS OF DOVER, INC.
BIO-MEDICAL APPLICATIONS OF EUREKA, INC.
BIO-MEDICAL APPLICATIONS OF FAYETTEVILLE, INC.
BIO-MEDICAL APPLICATIONS OF FLORIDA, INC.
BIO-MEDICAL APPLICATIONS OF FREMONT, INC.
BIO-MEDICAL APPLICATIONS OF FRESNO, INC.
BIO-MEDICAL APPLICATIONS OF GEORGIA, INC.
BIO-MEDICAL APPLICATIONS OF GLENDORA, INC.
BIO-MEDICAL APPLICATIONS OF GUAYAMA, INC.
BIO-MEDICAL APPLICATIONS OF HOBOKEN, INC.
BIO-MEDICAL APPLICATIONS OF HUMACAO, INC.
BIO-MEDICAL APPLICATIONS OF ILLINOIS, INC.
BIO-MEDICAL APPLICATIONS OF INDIANA, INC.
BIO-MEDICAL APPLICATIONS OF KANSAS, INC.
BIO-MEDICAL APPLICATIONS OF KENTUCKY, INC.
BIO-MEDICAL APPLICATIONS OF LAS AMERICAS, INC.
BIO-MEDICAL APPLICATIONS OF LONG BEACH, INC.
BIO-MEDICAL APPLICATIONS OF LOS GATOS, INC.
BIO-MEDICAL APPLICATIONS OF LOUISIANA, LLC
BIO-MEDICAL APPLICATIONS OF MAINE, INC.
BIO-MEDICAL APPLICATIONS OF MANCHESTER, INC.
BIO-MEDICAL APPLICATIONS OF MARYLAND, INC.
BIO-MEDICAL APPLICATIONS OF MASSACHUSETTS, INC.
BIO-MEDICAL APPLICATIONS OF MAYAGUEZ, INC.
BIO-MEDICAL APPLICATIONS OF MICHIGAN, INC.
BIO-MEDICAL APPLICATIONS OF MINNESOTA, INC.
BIO-MEDICAL APPLICATIONS OF MISSION HILLS, INC.
BIO-MEDICAL APPLICATIONS OF MISSISSIPPI, INC.
BIO-MEDICAL APPLICATIONS OF MISSOURI, INC.
BIO-MEDICAL APPLICATIONS OF MLK, INC.
BIO-MEDICAL APPLICATIONS OF NEVADA, INC
BIO-MEDICAL APPLICATIONS OF NEW HAMPSHIRE, INC.
BIO-MEDICAL APPLICATIONS OF NEW JERSEY, INC.
BIO-MEDICAL APPLICATIONS OF NEW MEXICO, INC.
BIO-MEDICAL APPLICATIONS OF NORTH CAROLINA, INC.
BIO-MEDICAL APPLICATIONS OF NORTHEAST, D.C., INC.
BIO-MEDICAL APPLICATIONS OF OAKLAND, INC.
BIO-MEDICAL APPLICATIONS OF OHIO, INC.
BIO-MEDICAL APPLICATIONS OF OKLAHOMA, INC.

Signature Page

Amendment No. 1 to Transferring Affiliate Letter

BIO-MEDICAL APPLICATIONS OF PENNSYLVANIA, INC.
BIO-MEDICAL APPLICATIONS OF PONCE, INC.
BIO-MEDICAL APPLICATIONS OF PUERTO RICO, INC.
BIO-MEDICAL APPLICATIONS OF RHODE ISLAND, INC.
BIO-MEDICAL APPLICATIONS OF RIO PIEDRAS, INC.
BIO-MEDICAL APPLICATIONS OF SAN ANTONIO, INC.
BIO-MEDICAL APPLICATIONS OF SAN GERMAN, INC.
BIO-MEDICAL APPLICATIONS OF SAN JUAN, INC.
BIO-MEDICAL APPLICATIONS OF SOUTH CAROLINA, INC.
BIO-MEDICAL APPLICATIONS OF SOUTHEAST WASHINGTON, INC.
BIO-MEDICAL APPLICATIONS OF TENNESSEE, INC.
BIO-MEDICAL APPLICATIONS OF TEXAS, INC.
BIO-MEDICAL APPLICATIONS OF THE DISTRICT OF COLUMBIA, INC.
BIO-MEDICAL APPLICATIONS OF UKIAH, INC.
BIO-MEDICAL APPLICATIONS OF VIRGINIA, INC.
BIO-MEDICAL APPLICATIONS OF WEST VIRGINIA, INC.
BIO-MEDICAL APPLICATIONS OF WISCONSIN, INC.
BIO-MEDICAL APPLICATIONS OF WOONSOCKET, INC.
BRAZORIA KIDNEY CENTER, INC.
BREVARD COUNTY DIALYSIS, LLC
CARTERSVILLE DIALYSIS CENTER, LLC
CLAYTON COUNTY DIALYSIS, LLC
CLERMONT DIALYSIS CENTER, LLC
COBB COUNTY DIALYSIS, LLC
COLUMBUS AREA RENAL ALLIANCE, LLC
CON MED SUPPLY COMPANY, INC.
CONEJO VALLEY DIALYSIS, INC.
COVINGTON DIALYSIS CENTER, LLC
DIABETES CARE GROUP, INC.
DIALYSIS AMERICA ALABAMA, LLC
DIALYSIS AMERICA GEORGIA, LLC
DIALYSIS ASSOCIATES OF NORTHERN NEW JERSEY, L.L.C.
DIALYSIS ASSOCIATES, LLC
DIALYSIS CENTERS OF AMERICA ILLINOIS, INC.
DIALYSIS LICENSING CORP.
DIALYSIS MANAGEMENT CORPORATION
DIALYSIS SERVICES OF ATLANTA, INC.
DIALYSIS SERVICES OF CINCINNATI, INC.
DIALYSIS SERVICES, INC.

Signature Page

Amendment No. 1 to Transferring Affiliate Letter

DIALYSIS SPECIALISTS OF TOPEKA, INC.
DIALYSIS SPECIALISTS OF TULSA, INC.
DOUGLAS COUNTY DIALYSIS, LLC
DOYLESTOWN ACUTE RENAL SERVICES, L.L.C.
DU PAGE DIALYSIS, LTD.
EVEREST HEALTHCARE HOLDINGS, INC.
EVEREST HEALTHCARE INDIANA, INC.
EVEREST HEALTHCARE OHIO, INC.
EVEREST HEALTHCARE RHODE ISLAND, INC.
EVEREST HEALTHCARE TEXAS HOLDING CORP
EVEREST HEALTHCARE TEXAS, LP
EVEREST MANAGEMENT, INC.
FRESENIUS MEDICAL CARE DIALYSIS SERVICES COLORADO LLC (F/K/A BIO MEDICAL APPLICATIONS OF COLORADO, INC.)
FRESENIUS MEDICAL CARE DIALYSIS SERVICES OREGON, LLC
FMS NEW YORK, INC.
FONDREN DIALYSIS CLINIC, INC.
FORT SCOTT REGIONAL DIALYSIS CENTER, INC.
FOUR STATE REGIONAL DIALYSIS CENTER, INC.
FRESENIUS MANAGEMENT SERVICES, INC.
FRESENIUS USA HOME DIALYSIS, INC.
FRESENIUS USA MARKETING, INC.
FRESENIUS USA SALES, INC.
FRESENIUS USA, INC.
GULF REGION MOBILE DIALYSIS, INC.
HAEMO STAT, INC.
HENRY DIALYSIS CENTER, LLC
HOLTON DIALYSIS CLINIC, LLC
HOME DIALYSIS OF AMERICA, INC.
HOME DIALYSIS OF MUHLENBERG COUNTY, INC.
HOME INTENSIVE CARE, INC.
JEFFERSON COUNTY DIALYSIS, INC.
KDCO, INC.
KENTUCKY RENAL CARE GROUP, LLC
LAWTON DIALYSIS, INC.
LITTLE ROCK DIALYSIS, INC.
MAUMEE DIALYSIS SERVICES, LLC
MERCY DIALYSIS CENTER, INC.
MIAMI REGIONAL DIALYSIS CENTER, INC.
MICHIGAN HOME DIALYSIS CENTER, INC.
NAPLES DIALYSIS CENTER, LLC
NATIONAL MEDICAL CARE, INC.
NATIONAL NEPHROLOGY ASSOCIATES MANAGEMENT COMPANY OF TEXAS, INC.

Signature Page

Amendment No. 1 to Transferring Affiliate Letter

NATIONAL NEPHROLOGY ASSOCIATES OF TEXAS, L.P.
NEOMEDICA, INC
NNA MANAGEMENT COMPANY OF KENTUCKY, INC.
NNA MANAGEMENT COMPANY OF LOUISIANA, INC.
NNA OF ALABAMA, INC.
NNA OF EAST ORANGE, L.L.C.
NNA OF FLORIDA, LLC
NNA OF GEORGIA, INC.
NNA OF HARRISON, L.L.C.
NNA OF LOUISIANA, LLC
NNA OF MEMPHIS, LLC
NNA OF NEVADA, INC.
NNA OF NEWARK, L.L.C.
NNA OF OKLAHOMA, INC.
NNA OF OKLAHOMA, L.L.C.
NNA OF RHODE ISLAND, INC.
NNA OF TOLEDO, INC.
NNA PROPERTIES OF TENNESSEE, INC.
NNA-SAINT BARNABAS LIVINGSTON, L.L.C.
NNA-SAINT BARNABAS, L.L.C.
NNA TRANSPORTATION SERVICES CORPORATION
NORCROSS DIALYSIS CENTER, LLC
NORTH BUCKNER DIALYSIS CENTER, INC.
NORTHEAST ALABAMA KIDNEY CLINIC, INC.
NORTHERN NEW JERSEY DIALYSIS, L.L.C.
NORTHWEST DIALYSIS, INC.
PHYSICIANS DIALYSIS COMPANY, INC.
QUALICENTERS, INC.
RCG ARLINGTON HEIGHTS, LLC
RCG BLOOMINGTON, LLC
RCG CREDIT CORPORATION
RCG EAST TEXAS, LLP
RCG FINANCE, INC.
RCG INDIANA, L.L.C.
RCG IRVING, LLP
RCG MARION, LLC
RCG MARTIN, LLC
RCG MEMPHIS EAST, LLC
RCG MEMPHIS, LLC
RCG MISSISSIPPI, INC.
RCG PA MERGER CORP.
RCG UNIVERSITY DIVISION, INC.
RCG WEST HEALTH SUPPLY, L.C.
RCG WHITEHAVEN, LLC
RCG/SAINT LUKE’S, LLC

Signature Page

Amendment No. 1 to Transferring Affiliate Letter

RCGIH, INC.
RENAL CARE GROUP ALASKA, INC.
RENAL CARE GROUP CENTRAL MEMPHIS, LLC
RENAL CARE GROUP EAST, INC.
RENAL CARE GROUP MICHIGAN, INC.
RENAL CARE GROUP NORTHWEST, INC.
RENAL CARE GROUP OF THE MIDWEST, INC.
RENAL CARE GROUP OF THE OZARKS, LLC
RENAL CARE GROUP OF THE SOUTH, INC.
RENAL CARE GROUP OF THE SOUTHEAST, INC.
RENAL CARE GROUP OHIO, INC.
RENAL CARE GROUP SOUTH NEW MEXICO, LLC
RENAL CARE GROUP SOUTHWEST HOLDINGS, INC.
RENAL CARE GROUP SOUTHWEST, L.P.
RENAL CARE GROUP TEXAS, INC.
RENAL CARE GROUP TEXAS, LP
RENAL CARE GROUP WESTLAKE, LLC
RENAL CARE GROUP, INC.
RENALNET, INC.
RENALPARTNERS OF INDIANA, LLC
RENALPARTNERS, INC.
RENEX CORP.
RENEX DIALYSIS CLINIC OF AMESBURY, INC.
RENEX DIALYSIS CLINIC OF BLOOMFIELD, INC.
RENEX DIALYSIS CLINIC OF BRIDGETON, INC.
RENEX DIALYSIS CLINIC OF CREVE COEUR, INC.
RENEX DIALYSIS CLINIC OF DOYLESTOWN, INC.
RENEX DIALYSIS CLINIC OF MAPLEWOOD, INC.
RENEX DIALYSIS CLINIC OF NORTH ANDOVER, INC.
RENEX DIALYSIS CLINIC OF ORANGE, INC.
RENEX DIALYSIS CLINIC OF PENN HILLS, INC.
RENEX DIALYSIS CLINIC OF PHILADELPHIA, INC.
RENEX DIALYSIS CLINIC OF PITTSBURGH, INC.
RENEX DIALYSIS CLINIC OF SHALER, INC.
RENEX DIALYSIS CLINIC OF SOUTH GEORGIA, INC.
RENEX DIALYSIS CLINIC OF ST. LOUIS, INC.
RENEX DIALYSIS CLINIC OF TAMPA, INC.
RENEX DIALYSIS CLINIC OF UNION, INC.
RENEX DIALYSIS CLINIC OF UNIVERSITY CITY, INC.
RENEX DIALYSIS CLINIC OF WOODBURY, INC.
RENEX DIALYSIS FACILITIES, INC.
RENEX DIALYSIS HOMECARE OF GREATER ST. LOUIS, INC.
RENEX MANAGEMENT SERVICES, INC.
SAN DIEGO DIALYSIS SERVICES, INC.
SANTA BARBARA COMMUNITY DIALYSIS CENTER

Signature Page

Amendment No. 1 to Transferring Affiliate Letter

SMYRNA DIALYSIS CENTER, LLC
SPECTRA EAST, INC.
SPECTRA LABORATORIES, INC.
SSKG, INC.
STAT DIALYSIS CORPORATION
STONE MOUNTAIN DIALYSIS CENTER, LLC
STUTTGART DIALYSIS, LLC
TERRELL DIALYSIS CENTER, L.L.C.
THREE RIVERS DIALYSIS SERVICES, LLC
WEST PALM DIALYSIS, LLC
WHARTON DIALYSIS, INC.
WSKC DIALYSIS SERVICES, INC.

By:
Name:
Title:

NATIONAL MEDICAL CARE, INC.

By:
Name:
Title:

Signature Page

Amendment No. 1 to Transferring Affiliate Letter

AMENDMENT NO. 2

Dated as of June 16, 2010

to

AMENDED AND RESTATED TRANSFERRING AFFILIATE LETTER

Dated as of October 16, 2008

THIS AMENDMENT NO. 2 (this “Amendment”) dated as of June 16, 2010 is entered into by and among (i) NATIONAL MEDICAL CARE, INC., a Delaware corporation (the “Seller”) and (ii) the entities listed on the signature pages hereof under the heading “New Transferring Affiliates” (collectively, the “New Transferring Affiliates”) and (iii) the other entities listed on the signature pages hereof under the heading “Existing Transferring Affiliates” (collectively, the “Existing Transferring Affiliates” and, together with the New Transferring Affiliates, the “Transferring Affiliates”).

PRELIMINARY STATEMENT

A.            The Seller and the Existing Transferring Affiliates are parties to that certain Amended and Restated Transferring Affiliate Letter dated as of October 16, 2008 (as amended or otherwise modified prior to the date hereof, the “Transferring Affiliate Letter”).  Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Transferring Affiliate Letter or in the RPA referred to therein.

B.            The parties hereto desire to amend the list of Transferring Affiliates under the Transferring Affiliate Letter by (i) terminating certain Existing Transferring Affiliates as specified in Section 1(b) below that have become dormant and have ceased to generate Receivables or have merged with other Transferring Affiliates and (ii) adding the New Transferring Affiliates.

C.            The parties hereto desire to amend the Transferring Affiliate Letter on the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the premises set forth above, and other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1.  AMENDMENTS.

(a)           New Transferring Affiliates.  Subject to the satisfaction of the conditions precedent set forth in Section 2 below, the New Transferring Affiliates are hereby added as “Transferring Affiliates” under the Transferring Affiliate Letter.  From and after the effective date of this Amendment, each New Transferring Affiliate shall have all of the rights and obligations of a Transferring Affiliate under the Transferring Affiliate Letter.  Accordingly, on the effective date of this Amendment, each New Transferring Affiliate shall sell to the Seller, and the Seller will forthwith purchase from such New Transferring Affiliate, all of the Receivables with respect to such New Transferring Affiliate and all Related Security with respect thereto.  All Receivables with respect to such New Transferring Affiliate arising after the effective date of this Amendment and all Related Security with respect thereto shall be sold to the Seller pursuant to the terms of the Transferring Affiliate Letter in the same manner as if such New Transferring Affiliate had been an original party thereto.

New Transferring Affiliates:

Fresenius Medical Care Apheresis Services, LLC

Fresenius Vascular Care, Inc. (f/k/a National Vascular Care, Inc.)

Health IT Services Group, LLC

New York Dialysis Services, Inc.

RCG Robstown, LLP

Saint Louis Renal Care, LLC

(b)           Terminated Transferring Affiliates.  Subject to the satisfaction of the conditions precedent set forth in Section 2 below, the Existing Transferring Affiliates listed below (each, a “Terminated Transferring Affiliate”) are hereby terminated as “Transferring Affiliates” under the Transferring Affiliate Letter.  From and after the effective date of this Amendment, each of the parties hereto agrees that the Terminated Transferring Affiliates shall have no further right or obligation to transfer any of their Receivables under the Transferring Affiliate Letter and shall cease to be “Transferring Affiliates” thereunder, except with respect to Receivables that arose prior to the date hereof:

Terminated Transferring Affiliates:

Angleton Dialysis, Inc.

Arizona Renal Investments, LLC

Bio-Medical Applications Home Dialysis Services, Inc

Bio-Medical Applications of Glendora, Inc.

Bio-Medical Applications of Hoboken, Inc.

Bio-Medical Applications of Idaho, LLC

Bio-Medical Applications of Las Americas, Inc.

Brazoria Kidney Center, Inc.

Cartersville Dialysis Center, LLC

Cobb County Dialysis, LLC

Con-Med Supply Company, Inc.

Covington Dialysis Center, LLC

Diabetes Care Group, Inc.

Dialysis America Alabama, LLC

Dialysis Licensing Corp.

Everest Management, Inc.

FMS New York, Inc.

Fresenius USA Home Dialysis, Inc.

Home Intensive Care, Inc.

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Mercy Dialysis Center, Inc.

Naples Dialysis Center, LLC

Neomedica, Inc.

New York Dialysis Management, Inc.

NNA of Memphis, LLC

NNA Properties of Tennessee, Inc.

NNA Transportation Services Corporation

Northwest Dialysis, Inc.

RCG Arlington Heights, LLC

RCG Credit Corporation

RCG Finance, Inc.

RCG Marion, LLC

RCG PA Merger Corp.

RCG Whitehaven, LLC

RCG/Saint Luke’s LLC

RCGIH, Inc.

Renal Care Group Central Memphis, LLC

RenalNet, Inc.

RenalPartners of Indiana, LLC

Renex Dialysis Clinic of Amesbury, Inc.

Renex Dialysis Clinic of North Andover, Inc.

Renex Dialysis Clinic of Penn Hills, Inc.

Renex Dialysis Clinic of Shaler, Inc.

Renex Dialysis Homecare of Greater St. Louis, Inc.

Renex Management Services, Inc.

SECTION 2.  CONDITIONS PRECEDENT.  THIS AMENDMENT SHALL BECOME EFFECTIVE AND BE DEEMED EFFECTIVE AS OF THE DATE HEREOF UPON (I) THE RECEIPT BY THE SELLER OF COUNTERPARTS OF THIS AMENDMENT DULY EXECUTED BY THE SELLER, THE NEW TRANSFERRING AFFILIATES, AND THE EXISTING TRANSFERRING AFFILIATES, AND (II) THE EFFECTIVENESS OF AMENDMENT NO. 1 TO THE TAA OF EVEN DATE HEREWITH.

SECTION 3.  COVENANTS, REPRESENTATIONS AND WARRANTIES OF THE TRANSFERRING AFFILIATES.

3.1          Upon the effectiveness of this Amendment, each Transferring Affiliate hereby reaffirms all covenants, representations and warranties made by it in the Transferring Affiliate Letter (as amended hereby) and agrees that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment.

3.2          Each Transferring Affiliate hereby represents and warrants that this Amendment constitutes the legal, valid and binding obligation of such party, enforceable against it in accordance with terms hereof.

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SECTION 4.  REFERENCE TO AND EFFECT ON THE TRANSFERRING AFFILIATE LETTER.

4.1          Upon the effectiveness of this Amendment, each reference in the Transferring Affiliate Letter to “Transferring Affiliate Letter,” “hereunder,” “hereof,” “herein,” “hereby” or words of like import shall mean and be a reference to the Transferring Affiliate Letter as amended hereby, and each reference to the Transferring Affiliate Letter in any other document, instrument and agreement executed and/or delivered in connection with the Transferring Affiliate Letter shall mean and be a reference to the Transferring Affiliate Letter as amended hereby.

4.2          Except as specifically amended hereby, the Transferring Affiliate Letter and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

4.3          The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Seller or any of its assignees under the Transferring Affiliate Letter or any other document, instrument, or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein.

SECTION 5.  GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICT OF LAW PROVISIONS) AND DECISIONS OF THE STATE OF NEW YORK.

SECTION 6.  Execution in Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.  Delivery of an executed counterpart via facsimile or other electronic transmission shall be deemed delivery of an original counterpart.

SECTION 7.  HEADINGS.  SECTION HEADINGS IN THIS AMENDMENT ARE INCLUDED HEREIN FOR CONVENIENCE OF REFERENCE ONLY AND SHALL NOT CONSTITUTE A PART OF THIS AMENDMENT FOR ANY OTHER PURPOSE.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first written above.

New Transferring Affiliates:

Fresenius Medical Care Apheresis Services, LLC
Fresenius Vascular Care, Inc. (f/k/a National Vascular Care, Inc.)
Health IT Services Group, LLC
New York Dialysis Services, Inc.
RCG Robstown, LLP
Saint Louis Renal Care, LLC

By:
Name:
Title:

Existing Transferring Affiliates:

Apheresis Care Group, Inc
Bio-Medical Applications Management Company, Inc.
Bio-Medical Applications of Aguadilla, Inc.
Bio-Medical Applications of Alabama, Inc.
Bio-Medical Applications of Amarillo, Inc.
Bio-Medical Applications of Anacostia, Inc.
Bio-Medical Applications of Arecibo, Inc.
Bio-Medical Applications of Arkansas, Inc.
Bio-Medical Applications of Bayamon, Inc.
Bio-Medical Applications of Blue Springs, Inc.
Bio-Medical Applications of Caguas, Inc.
Bio-Medical Applications of California, Inc.
Bio-Medical Applications of Camarillo, Inc.
Bio-Medical Applications of Capitol Hill, Inc.
Bio-Medical Applications of Carolina, Inc.
Bio-Medical Applications of Carson, Inc.
Bio-Medical Applications of Clinton, Inc.
Bio-Medical Applications of Columbia Heights, Inc.
Bio-Medical Applications of Connecticut, Inc.
Bio-Medical Applications of Delaware, Inc.
Bio-Medical Applications of Dover, Inc.
Bio-Medical Applications of Eureka, Inc.
Bio-Medical Applications of Fayetteville, Inc.
Bio-Medical Applications of Florida, Inc.
Bio-Medical Applications of Fremont, Inc.
Bio-Medical Applications of Fresno, Inc.
Bio-Medical Applications of Georgia, Inc.
Bio-Medical Applications of Guayama, Inc.
Bio-Medical Applications of Humacao, Inc.

Signature Page
Amendment No. 2 to Amended and Restated
Transferring Affiliate Letter

Bio-Medical Applications of Illinois, Inc.
Bio-Medical Applications of Indiana, Inc.
Bio-Medical Applications of Kansas, Inc.
Bio-Medical Applications of Kentucky, Inc.
Bio-Medical Applications of Long Beach, Inc.
Bio-Medical Applications of Los Gatos, Inc.
Bio-Medical Applications of Louisiana, LLC
Bio-Medical Applications of Maine, Inc.
Bio-Medical Applications of Manchester, Inc.
Bio-Medical Applications of Maryland, Inc.
Bio-Medical Applications of Massachusetts, Inc.
Bio-Medical Applications of Mayaguez, Inc.
Bio-Medical Applications of Michigan, Inc.
Bio-Medical Applications of Minnesota, Inc.
Bio-Medical Applications of Mission Hills, Inc.
Bio-Medical Applications of Mississippi, Inc.
Bio-Medical Applications of Missouri, Inc.
Bio-Medical Applications of MLK, Inc.
Bio-Medical Applications of Nevada, Inc.
Bio-Medical Applications of New Hampshire, Inc.
Bio-Medical Applications of New Jersey, Inc.
Bio-Medical Applications of New Mexico, Inc.
Bio-Medical Applications of North Carolina, Inc.
Bio-Medical Applications of Northeast D.C., Inc.
Bio-Medical Applications of Oakland, Inc.
Bio-Medical Applications of Ohio, Inc.
Bio-Medical Applications of Oklahoma, Inc.
Bio-Medical Applications of Pennsylvania, Inc.
Bio-Medical Applications of Ponce, Inc.
Bio-Medical Applications of Puerto Rico, Inc.
Bio-Medical Applications of Rhode Island, Inc.
Bio-Medical Applications of Rio Piedras, Inc.
Bio-Medical Applications of San Antonio, Inc.
Bio-Medical Applications of San German, Inc.
Bio-Medical Applications of San Juan, Inc.
Bio-Medical Applications of South Carolina, Inc.
Bio-Medical Applications of Southeast Washington, Inc.
Bio-Medical Applications of Tennessee, Inc.
Bio-Medical Applications of Texas, Inc.
Bio-Medical Applications of the District of Columbia, Inc.
Bio-Medical Applications of Ukiah, Inc.
Bio-Medical Applications of Virginia, Inc.
Bio-Medical Applications of West Virginia, Inc.
Bio-Medical Applications of Wisconsin, Inc.
Bio-Medical Applications of Woonsocket, Inc.
Bio-Medical Applications of Wyoming, LLC

Signature Page
Amendment No. 2 to Amended and Restated
Transferring Affiliate Letter

Brevard County Dialysis, LLC
Clayton County Dialysis, LLC
Clermont Dialysis Center, LLC
Columbus Area Renal Alliance, LLC
Conejo Valley Dialysis, Inc.
Dialysis America Georgia, LLC
Dialysis Associates of Northern New Jersey, L.L.C.
Dialysis Associates, LLC
Dialysis Centers of America - Illinois, Inc.
Dialysis Management Corporation
Dialysis Services of Atlanta, Inc.
Dialysis Services of Cincinnati, Inc.
Dialysis Services of Southeast Alaska, LLC
Dialysis Services, Inc.
Dialysis Specialists of Marietta, Ltd.
Dialysis Specialists of Topeka, Inc.
Dialysis Specialists of Tulsa, Inc.
Douglas County Dialysis, LLC
Doylestown Acute Renal Services, L.L.C.
Du Page Dialysis, Ltd.
Everest Healthcare Holdings, Inc.
Everest Healthcare Indiana, Inc.
Everest Healthcare Ohio, Inc.
Everest Healthcare Rhode Island, Inc.
Everest Healthcare Texas Holding Corp.
Everest Healthcare Texas, L.P.
FMS Philadelphia Dialysis, LLC
Fondren Dialysis Clinic, Inc.
Fort Scott Regional Dialysis Center, Inc.
Four State Regional Dialysis Center, Inc.
Fresenius Health Partners, Inc. (f/k/a Fresenius Medical Care Health Plan, Inc.)
Fresenius Management Services, Inc.
Fresenius Medical Care Comprehensive CKD Services, Inc.
Fresenius Medical Care Dialysis Services Colorado LLC
Fresenius Medical Care Dialysis Services - Oregon, LLC
Fresenius Medical Care Healthcare Recruitment, LLC
Fresenius Medical Care Holdings, Inc.
Fresenius Medical Care of Illinois, LLC
Fresenius Medical Care Pharmacy Services, Inc.
Fresenius Medical Care PSO, LLC
Fresenius Medical Care Rx, LLC
Fresenius Medical Care Ventures Holding Company, Inc.
Fresenius Medical Care Ventures, LLC
Fresenius USA Manufacturing, Inc.

Signature Page
Amendment No. 2 to Amended and Restated
Transferring Affiliate Letter

Fresenius USA Marketing, Inc.
Fresenius USA, Inc.
Gulf Region Mobile Dialysis, Inc.
Haemo-Stat, Inc.
Henry Dialysis Center, LLC
Holton Dialysis Clinic, LLC
Home Dialysis of America, Inc.
Home Dialysis of Muhlenberg County, Inc.
Homestead Artificial Kidney Center, Inc.
Integrated Renal Care of the Pacific, LLC
Jefferson County Dialysis, Inc.
KDCO, Inc.
Kentucky Renal Care Group, LLC
Lawton Dialysis, Inc.
Little Rock Dialysis, Inc.
Maumee Dialysis Services, LLC
Metro Dialysis Center - Normandy, Inc.
Metro Dialysis Center - North, Inc.
Miami Regional Dialysis Center, Inc.
Michigan Home Dialysis Center, Inc.
National Medical Care, Inc.
National Nephrology Associates Management Company of Texas, Inc.
National Nephrology Associates of Texas, L.P.
Nephromed LLC
NMC Services, Inc.
NNA Management Company of Kentucky, Inc.
NNA Management Company of Louisiana, Inc.
NNA of Alabama, Inc.
NNA of East Orange, L.L.C.
NNA of Florida, LLC
NNA of Georgia, Inc.
NNA of Harrison, L.L.C.
NNA of Louisiana, LLC
NNA of Nevada, Inc.
NNA of Newark, L.L.C.
NNA of Oklahoma, Inc.
NNA of Oklahoma, L.L.C.
NNA of Rhode Island, Inc.
NNA of Toledo, Inc.
NNA-Saint Barnabas, L.L.C.
NNA-Saint Barnabas-Livingston, L.L.C.
Norcross Dialysis Center, LLC
North Buckner Dialysis Center, Inc.
Northeast Alabama Kidney Clinic, Inc.
Northern New Jersey Dialysis, L.L.C.

Signature Page
Amendment No. 2 to Amended and Restated
Transferring Affiliate Letter

Physicians Dialysis Company, Inc.
QualiCenters Albany, Ltd.
QualiCenters Bend, LLC
QualiCenters Coos Bay, Ltd.
QualiCenters Eugene-Springfield Ltd.
QualiCenters Inland Northwest LLC
QualiCenters Pueblo, LLC
QualiCenters Salem, LLC
QualiCenters Sioux City LLC
Qualicenters, Inc.
RCG Bloomington, LLC
RCG East Texas, LLP
RCG Indiana, L.L.C.
RCG Irving, LLP
RCG Martin, LLC
RCG Memphis East, LLC
RCG Memphis, LLC
RCG Mississippi, Inc.
RCG University Division, Inc.
RCG West Health Supply, L.C.
Renaissance Health Care, Inc.
Renal Care Group Alaska, Inc.
Renal Care Group East, Inc.
Renal Care Group Michigan, Inc.
Renal Care Group Northwest, Inc.
Renal Care Group of the Midwest, Inc.
Renal Care Group of the Ozarks, LLC
Renal Care Group of the Rockies, LLC
Renal Care Group of the South, Inc.
Renal Care Group of the Southeast, Inc.
Renal Care Group Ohio, Inc.
Renal Care Group South New Mexico, LLC
Renal Care Group Southwest Holdings, Inc.
Renal Care Group Southwest Michigan, LLC
Renal Care Group Southwest, L.P.
Renal Care Group Texas, Inc.
Renal Care Group Texas, LP
Renal Care Group Toledo, LLC
Renal Care Group Westlake, LLC
Renal Care Group, Inc.
Renal Care Group-Harlingen, L.P.
Renal Solutions, Inc.
RenalPartners, Inc.
Renex Corp.
Renex Dialysis Clinic of Bloomfield, Inc.
Renex Dialysis Clinic of Bridgeton, Inc.

Signature Page
Amendment No. 2 to Amended and Restated
Transferring Affiliate Letter

Renex Dialysis Clinic of Creve Coeur, Inc.
Renex Dialysis Clinic of Doylestown, Inc.
Renex Dialysis Clinic of Maplewood, Inc.
Renex Dialysis Clinic of Orange, Inc.
Renex Dialysis Clinic of Philadelphia, Inc.
Renex Dialysis Clinic of Pittsburgh, Inc.
Renex Dialysis Clinic of South Georgia, Inc.
Renex Dialysis Clinic of St. Louis, Inc.
Renex Dialysis Clinic of Tampa, Inc.
Renex Dialysis Clinic of Union, Inc.
Renex Dialysis Clinic of University City, Inc.
Renex Dialysis Clinic of Woodbury, Inc.
Renex Dialysis Facilities, Inc.
S.A.K.D.C., Inc.
San Diego Dialysis Services, Inc.
Santa Barbara Community Dialysis Center, Inc.
Smyrna Dialysis Center, LLC
SORB Technology, Inc.
Spectra Diagnostics, LLC
Spectra East, Inc.
Spectra Laboratories, Inc.
Spectra Medical Data Processing, LLC
Spectra Renal Research, LLC
SSKG, Inc.
St. Louis Regional Dialysis Center, Inc.
STAT Dialysis Corporation
Stone Mountain Dialysis Center, LLC
Stuttgart Dialysis, LLC
Tappahannock Dialysis Center, Inc.
Terrell Dialysis Center, L.L.C.
Three Rivers Dialysis Services, LLC
U.S. Vascular Access Holdings, LLC
Warrenton Dialysis Facility, Inc.
West End Dialysis Center, Inc.
West Palm Dialysis, LLC
Wharton Dialysis, Inc.
WSKC Dialysis Services, Inc.

Terminated Transferring Affiliates:
Angleton Dialysis, Inc.
Arizona Renal Investments, LLC
Bio-Medical Applications Home Dialysis Services, Inc
Bio-Medical Applications of Glendora, Inc.
Bio-Medical Applications of Hoboken, Inc.
Bio-Medical Applications of Idaho, LLC
Bio-Medical Applications of Las Americas, Inc.
Brazoria Kidney Center, Inc.

Signature Page
Amendment No. 2 to Amended and Restated
Transferring Affiliate Letter

Cartersville Dialysis Center, LLC
Cobb County Dialysis, LLC
Con-Med Supply Company, Inc.
Covington Dialysis Center, LLC
Diabetes Care Group, Inc.
Dialysis America Alabama, LLC
Dialysis Licensing Corp.
Everest Management, Inc.
FMS New York, Inc.
Fresenius USA Home Dialysis, Inc.
Home Intensive Care, Inc.
Mercy Dialysis Center, Inc.
Naples Dialysis Center, LLC
Neomedica, Inc.
New York Dialysis Management, Inc.
NNA of Memphis, LLC
NNA Properties of Tennessee, Inc.
NNA Transportation Services Corporation
Northwest Dialysis, Inc.
RCG Arlington Heights, LLC
RCG Credit Corporation
RCG Finance, Inc.
RCG Marion, LLC
RCG PA Merger Corp.
RCG Whitehaven, LLC
RCG/Saint Luke’s LLC
RCGIH, Inc.
Renal Care Group Central Memphis, LLC
RenalNet, Inc.
RenalPartners of Indiana, LLC
Renex Dialysis Clinic of Amesbury, Inc.
Renex Dialysis Clinic of North Andover, Inc.
Renex Dialysis Clinic of Penn Hills, Inc.
Renex Dialysis Clinic of Shaler, Inc.
Renex Dialysis Homecare of Greater St. Louis, Inc.
Renex Management Services, Inc.

By:
Name:
Title:

NATIONAL MEDICAL CARE, INC.

By:
Name:
Title:

Signature Page
Amendment No. 2 to Amended and Restated
Transferring Affiliate Letter

EXECUTION COPY

AMENDMENT NO. 3

Dated as of August 9, 2011

to

AMENDED AND RESTATED TRANSFERRING AFFILIATE LETTER

Dated as of October 16, 2008

THIS AMENDMENT NO. 3 (this “Amendment”) dated as of August 9, 2011 is entered into by and among (i) NATIONAL MEDICAL CARE, INC., a Delaware corporation (the “Seller”) and (ii) the entities listed on the signature pages hereof under the heading “New  Transferring Affiliates” (collectively, the “New Transferring Affiliates”) and (iii) the other entities listed on the signature pages hereof under the heading “Existing Transferring Affiliates” (collectively, the “Existing Transferring Affiliates” and, together with the New Transferring Affiliates, the “Transferring Affiliates”).

PRELIMINARY STATEMENT

A.            The Seller and the Existing Transferring Affiliates are parties to that certain Amended and Restated Transferring Affiliate Letter dated as of October 16, 2008 (as amended or otherwise modified prior to the date hereof, the “Transferring Affiliate Letter”).  Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Transferring Affiliate Letter or in the “Agreement” referred to therein.

B.            The parties hereto desire to add the New Transferring Affiliates as Transferring Affiliates under the Transferring Affiliate Letter and to amend the Transferring Affiliate Letter on the terms and conditions hereinafter set forth.

NOW, THEREFORE,  in consideration of the premises set forth above, and other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1.  Amendments.

(a)           New Transferring Affiliates. Subject to the satisfaction of the conditions precedent set forth in Section 2 below, the New Transferring Affiliates are hereby added as “Transferring Affiliates” under the Transferring Affiliate Letter.  From and after the effective date of this Amendment, each New Transferring Affiliate shall have all of the rights and obligations of a Transferring Affiliate under the Transferring Affiliate Letter.  Accordingly, on the effective date of this Amendment, each New Transferring Affiliate shall sell to the Seller, and the Seller will forthwith purchase from such New Transferring Affiliate, all of the Receivables with respect to such New Transferring Affiliate and all Related Security with respect thereto. All Receivables with respect to such New Transferring Affiliate arising after the effective date of this Amendment and all Related Security with respect thereto shall be sold to the Seller pursuant to the terms of the Transferring Affiliate Letter in the same manner as if such New Transferring Affiliate had been an original party thereto.

(b)           Terminated Transferring Affiliates. Subject to the satisfaction of the conditions precedent set forth in Section 2 below, the Existing Transferring Affiliates listed below (each, a “Terminated Transferring Affiliate”) are hereby terminated as “Transferring Affiliates” under the Transferring Affiliate Letter.  From and after the effective date of this Amendment, each of the parties hereto agrees that the Terminated Transferring Affiliates shall have no further right or obligation to transfer any of their Receivables hereunder and shall cease to be “Transferring Affiliates” hereunder except with respect to Receivables that arose prior to such termination.

Terminated Transferring Affiliates:

Bio-Medical Applications of MLK, Inc.

NNA of Newark, L.L.C.
Renal Care Group Texas, LP

(c)           Section 6(h) of the Transferring Affiliate Letter is hereby amended and restated as follows:

“(h) The names and addresses of all the Special Account Banks (and, if applicable, the Designated Account Agent in respect thereof), the Intermediate Concentration Account Banks and the Concentration Account Bank, together with the account numbers of the Special Accounts at such Special Account Banks, the account numbers of the Intermediate Concentration Accounts at such Intermediate Concentration Account Banks and the account number of the Concentration Account of the Transferor at the Concentration Account Bank, are specified in writing in the Account Schedule (or at such other Special Account Banks, with such other Special Accounts, Intermediate Concentration Account or with such other Designated Account Agents in respect of which all of the requirements set forth in Section 5.2(e) of the Agreement have been satisfied).”

SECTION 2.  Conditions Precedent.  This Amendment shall become effective and be deemed effective as of the date hereof upon (i) the receipt by the Seller of counterparts of this Amendment duly executed by the Seller and the Transferring Affiliates, (ii) the effectiveness of Amendment No. 3 to the Amended and Restated Receivables Purchase Agreement of even date herewith between NMC Funding Corporation and the Seller, and (iii) the effectiveness of Amendment No. 3 to the Fifth Amended and Restated Transfer and Administration Agreement of even date herewith among the Purchaser, as “Transferor”, the Seller, as the initial “Collection Agent” thereunder, the Persons parties thereto as “Conduit Investors”, the Persons parties thereto as “Bank Investors”, the Persons parties thereto as “Administrative Agents” and WestLB AG, New York Branch, as “Agent”.

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SECTION 3.  Covenants, Representations and Warranties of the Transferring Affiliates.

3.1          Upon the effectiveness of this Amendment, each New Transferring Affiliate (i) represents and warrants that (A) it is, directly or indirectly, a wholly-owned subsidiary of FMCH, (B) it is primarily engaged in the same business as is conducted on the date hereof by the Originating Entities and (C) each statement set forth in Section 6 of the Transferring Affiliate Letter is true and correct in respect of such New Transferring Affiliate, and (ii) hereby makes the Perfection Representations and all covenants as a Transferring Affiliate in the Transferring Affiliate Letter (as amended hereby).

3.2          Upon the effectiveness of this Amendment, each Existing Transferring Affiliate hereby reaffirms all covenants, representations and warranties made by it in the Transferring Affiliate Letter (as amended hereby) and agrees that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment.

3.3          Each Transferring Affiliate hereby represents and warrants that this Amendment constitutes the legal, valid and binding obligation of such party, enforceable against it in accordance with terms hereof.

SECTION 4.  Reference to and Effect on the Transferring Affiliate Letter.

4.1          Upon the effectiveness of this Amendment, each reference in the Transferring Affiliate Letter to “Transferring Affiliate Letter,” “hereunder,” “hereof,” “herein,” “hereby” or words of like import shall mean and be a reference to the Transferring Affiliate Letter as amended hereby, and each reference to the Transferring Affiliate Letter in any other document, instrument and agreement executed and/or delivered in connection with the Transferring Affiliate Letter shall mean and be a reference to the Transferring Affiliate Letter as amended hereby.

4.2          Except as specifically amended hereby, the Transferring Affiliate Letter and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

4.3          The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Seller or any of its assignees under the Transferring Affiliate Letter or any other document, instrument, or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein.

SECTION 5.  Governing Law.  THIS AMENDMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICT OF LAW PROVISIONS) AND DECISIONS OF THE STATE OF NEW YORK.

SECTION 6.  Execution in Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken

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together shall constitute but one and the same instrument.  Delivery of an executed counterpart via facsimile or other electronic transmission shall be deemed delivery of an original counterpart.

SECTION 7.  Headings.  Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first written above.

New Transferring Affiliates:

FMS DELAWARE DIALYSIS, LLC
FRESENIUS MEDICAL CARE — SOUTH TEXAS KIDNEY, LLC
FRESENIUS MEDICAL CARE HARSTON HALL, LLC
FRESENIUS MEDICAL CARE OF MONTANA, LLC
FRESENIUS MEDICAL CARE - OSUIM KIDNEY CENTERS, LLC
INLAND NORTHWEST RENAL CARE GROUP, LLC
RCG PENSACOLA, LLC
RENAL CARE GROUP TERRE HAUTE, LLC
ROSS DIALYSIS — ENGLEWOOD, LLC

By:
Name:
Title:

Existing Transferring Affiliates:

APHERESIS CARE GROUP, INC.
BIO MEDICAL APPLICATIONS MANAGEMENT COMPANY, INC.
BIO-MEDICAL APPLICATIONS OF ALABAMA, INC.
BIO-MEDICAL APPLICATIONS OF AMARILLO, INC.
BIO-MEDICAL APPLICATIONS OF ANACOSTIA, INC.
BIO-MEDICAL APPLICATIONS OF AQUADILLA, INC.
BIO-MEDICAL APPLICATIONS OF ARECIBO, INC.
BIO-MEDICAL APPLICATIONS OF ARKANSAS, INC.
BIO-MEDICAL APPLICATIONS OF BAYAMON, INC.
BIO-MEDICAL APPLICATIONS OF BLUE SPRINGS, INC
BIO-MEDICAL APPLICATIONS OF CAGUAS, INC.
BIO-MEDICAL APPLICATIONS OF CALIFORNIA, INC.
BIO-MEDICAL APPLICATIONS OF CAMARILLO, INC.
BIO-MEDICAL APPLICATIONS OF CAPITOL HILL, INC.
BIO-MEDICAL APPLICATIONS OF CAROLINA, INC.
BIO-MEDICAL APPLICATIONS OF CARSON, INC.
BIO-MEDICAL APPLICATIONS OF CLINTON, INC.
BIO-MEDICAL APPLICATIONS OF COLUMBIA HEIGHTS, INC.
BIO-MEDICAL APPLICATIONS OF CONNECTICUT, INC.
BIO-MEDICAL APPLICATIONS OF DELAWARE, INC.

Signature Page
Amendment No. 3 to Transferring Affiliate Letter

BIO-MEDICAL APPLICATIONS OF DOVER, INC.
BIO-MEDICAL APPLICATIONS OF EUREKA, INC.
BIO-MEDICAL APPLICATIONS OF FAYETTEVILLE,INC.
BIO-MEDICAL APPLICATIONS OF FLORIDA, INC.
BIO-MEDICAL APPLICATIONS OF FREMONT, INC.
BIO-MEDICAL APPLICATIONS OF FRESNO, INC.
BIO-MEDICAL APPLICATIONS OF GEORGIA, INC.
BIO-MEDICAL APPLICATIONS OF GUAYAMA, INC.
BIO-MEDICAL APPLICATIONS OF HUMACAO, INC.
BIO-MEDICAL APPLICATIONS OF ILLINOIS, INC.
BIO-MEDICAL APPLICATIONS OF INDIANA, INC.
BIO-MEDICAL APPLICATIONS OF KANSAS, INC.
BIO-MEDICAL APPLICATIONS OF KENTUCKY, INC.
BIO-MEDICAL APPLICATIONS OF LONG BEACH, INC.
BIO-MEDICAL APPLICATIONS OF LOS GATOS, INC.
BIO-MEDICAL APPLICATIONS OF LOUISIANA, LLC
BIO-MEDICAL APPLICATIONS OF MAINE, INC.
BIO-MEDICAL APPLICATIONS OF MANCHESTER, INC.
BIO-MEDICAL APPLICATIONS OF MARYLAND, INC.
BIO-MEDICAL APPLICATIONS OF MASSACHUSETTS, INC.
BIO-MEDICAL APPLICATIONS OF MAYAGUEZ, INC.
BIO-MEDICAL APPLICATIONS OF MICHIGAN, INC.
BIO-MEDICAL APPLICATIONS OF MINNESOTA, INC.
BIO-MEDICAL APPLICATIONS OF MISSION HILLS, INC.
BIO-MEDICAL APPLICATIONS OF MISSISSIPPI, INC.
BIO-MEDICAL APPLICATIONS OF MISSOURI, INC.
BIO-MEDICAL APPLICATIONS OF NEVADA, INC
BIO-MEDICAL APPLICATIONS OF NEW HAMPSHIRE, INC.
BIO-MEDICAL APPLICATIONS OF NEW JERSEY, INC.
BIO-MEDICAL APPLICATIONS OF NEW MEXICO, INC.
BIO-MEDICAL APPLICATIONS OF NORTH CAROLINA, INC.
BIO-MEDICAL APPLICATIONS OF NORTHEAST, D.C., INC.
BIO-MEDICAL APPLICATIONS OF OAKLAND, INC.
BIO-MEDICAL APPLICATIONS OF OHIO, INC.
BIO-MEDICAL APPLICATIONS OF OKLAHOMA, INC.
BIO-MEDICAL APPLICATIONS OF PENNSYLVANIA, INC.
BIO-MEDICAL APPLICATIONS OF PONCE, INC.
BIO-MEDICAL APPLICATIONS OF PUERTO RICO, INC.
BIO-MEDICAL APPLICATIONS OF RHODE ISLAND, INC.

Signature Page
Amendment No. 3 to Transferring Affiliate Letter

BIO-MEDICAL APPLICATIONS OF RIO PIEDRAS, INC.
BIO-MEDICAL APPLICATIONS OF SAN ANTONIO, INC.
BIO-MEDICAL APPLICATIONS OF SAN GERMAN, INC.
BIO-MEDICAL APPLICATIONS OF SAN JUAN, INC.
BIO-MEDICAL APPLICATIONS OF SOUTH CAROLINA, INC.
BIO-MEDICAL APPLICATIONS OF SOUTHEAST WASHINGTON, INC.
BIO-MEDICAL APPLICATIONS OF TENNESSEE, INC.
BIO-MEDICAL APPLICATIONS OF TEXAS, INC.
BIO-MEDICAL APPLICATIONS OF THE DISTRICT OF COLUMBIA, INC.
BIO-MEDICAL APPLICATIONS OF UKIAH, INC.
BIO-MEDICAL APPLICATIONS OF VIRGINIA, INC.
BIO-MEDICAL APPLICATIONS OF WEST VIRGINIA, INC.
BIO-MEDICAL APPLICATIONS OF WISCONSIN, INC.
BIO-MEDICAL APPLICATIONS OF WOONSOCKET, INC.
BIO-MEDICAL APPLICATIONS OF WYOMING, LLC
BREVARD COUNTY DIALYSIS, LLC
CLAYTON COUNTY DIALYSIS, LLC
CLERMONT DIALYSIS CENTER, LLC
COLUMBUS AREA RENAL ALLIANCE, LLC
CONEJO VALLEY DIALYSIS, INC.
DIALYSIS AMERICA GEORGIA, LLC
DIALYSIS ASSOCIATES OF NORTHERN NEW JERSEY, L.L.C.
DIALYSIS ASSOCIATES, LLC
DIALYSIS CENTERS OF AMERICA ILLINOIS, INC.
DIALYSIS MANAGEMENT CORPORATION
DIALYSIS SERVICES OF ATLANTA, INC.
DIALYSIS SERVICES OF CINCINNATI, INC.
DIALYSIS SERVICES OF SOUTHEAST ALASKA, LLC
DIALYSIS SERVICES, INC.
DIALYSIS SPECIALISTS OF MARIETTA, LTD.
DIALYSIS SPECIALISTS OF TOPEKA, INC.
DIALYSIS SPECIALISTS OF TULSA, INC.
DOUGLAS COUNTY DIALYSIS, LLC
DOYLESTOWN ACUTE RENAL SERVICES, L.L.C.
DU PAGE DIALYSIS, LTD.
FRESENIUS HEALTH PARTNERS CARE SYSTEMS, INC. (F/K/A RENAISSANCE HEALTH CARE, INC.)
EVEREST HEALTHCARE HOLDINGS, INC.
EVEREST HEALTHCARE INDIANA, INC.
EVEREST HEALTHCARE OHIO, INC.
EVEREST HEALTHCARE RHODE ISLAND, INC.

Signature Page
Amendment No. 3 to Transferring Affiliate Letter

EVEREST HEALTHCARE TEXAS HOLDING CORP.
EVEREST HEALTHCARE TEXAS, L.P.
FMS PHILADELPHIA DIALYSIS, LLC
FONDREN DIALYSIS CLINIC, INC.
FORT SCOTT REGIONAL DIALYSIS CENTER, INC.
FOUR STATE REGIONAL DIALYSIS CENTER, INC.
FRESENIUS HEALTH PARTNERS CARE SYSTEMS, INC. (F/K/A RENAISSANCE HEALTH CARE, INC.)
FRESENIUS HEALTH PARTNERS, INC. (F/K/A FRESENIUS MEDICAL CARE HEALTH PLAN, INC.)
FRESENIUS MANAGEMENT SERVICES, INC.
FRESENIUS MEDICAL CARE APHERESIS SERVICES, LLC
FRESENIUS MEDICAL CARE COMPREHENSIVE CKD SERVICES, INC.
FRESENIUS MEDICAL CARE HEALTHCARE RECRUITMENT, LLC
FRESENIUS MEDICAL CARE HOLDINGS, INC.
FRESENIUS MEDICAL CARE OF ILLINOIS, LLC
FRESENIUS MEDICAL CARE PHARMACY SERVICES, INC.
FRESENIUS MEDICAL CARE PSO, LLC
FRESENIUS MEDICAL CARE RX, LLC
FRESENIUS MEDICAL CARE VENTURES HOLDING COMPANY, INC.
FRESENIUS MEDICAL CARE VENTURES, LLC
FRESENIUS MEDICAL CARE DIALYSIS SERVICES COLORADO LLC (F/K/A BIO MEDICAL APPLICATIONS OF COLORADO, INC.)
FRESENIUS MEDICAL CARE DIALYSIS SERVICES OREGON, LLC
FRESENIUS USA MANUFACTURING, INC.
FRESENIUS USA MARKETING, INC.
FRESENIUS USA, INC.
FRESENIUS VASCULAR CARE, INC. (F/K/A NATIONAL VASCULAR CARE, INC.
GULF REGION MOBILE DIALYSIS, INC.
HAEMO-STAT, INC.
HEALTH IT SERVICES GROUP, LLC
HENRY DIALYSIS CENTER, LLC
HOLTON DIALYSIS CLINIC, LLC
HOME DIALYSIS OF AMERICA, INC.
HOME DIALYSIS OF MUHLENBERG COUNTY, INC.
HOMESTEAD ARTIFICIAL KIDNEY CENTER, INC.
INTEGRATED RENAL CARE OF THE PACIFIC, LLC
JEFFERSON COUNTY DIALYSIS, INC.

Signature Page
Amendment No. 3 to Transferring Affiliate Letter

KDCO, INC.
KENTUCKY RENAL CARE GROUP, LLC
LAWTON DIALYSIS, INC.
LITTLE ROCK DIALYSIS, INC.
MAUMEE DIALYSIS SERVICES, LLC
METRO DIALYSIS CENTER - NORMANDY, INC.
METRO DIALYSIS CENTER - NORTH, INC.
MIAMI REGIONAL DIALYSIS CENTER, INC.
MICHIGAN HOME DIALYSIS CENTER, INC.
NATIONAL MEDICAL CARE, INC.
NATIONAL NEPHROLOGY ASSOCIATES MANAGEMENT COMPANY OF TEXAS, INC.
NATIONAL NEPHROLOGY ASSOCIATES OF TEXAS, L.P.
NEPHROMED LLC
NEW YORK DIALYSIS SERVICES, INC.
NMC SERVICES, INC.
NNA MANAGEMENT COMPANY OF KENTUCKY, INC.
NNA MANAGEMENT COMPANY OF LOUISIANA, INC.
NNA OF ALABAMA, INC.
NNA OF EAST ORANGE, L.L.C.
NNA OF FLORIDA, LLC
NNA OF GEORGIA, INC.
NNA OF HARRISON, L.L.C.
NNA OF LOUISIANA, LLC
NNA OF NEVADA, INC.
NNA OF OKLAHOMA, INC.
NNA OF OKLAHOMA, L.L.C.
NNA OF RHODE ISLAND, INC.
NNA OF TOLEDO, INC.
NNA-SAINT BARNABAS LIVINGSTON, L.L.C.
NNA-SAINT BARNABAS, L.L.C.
NORCROSS DIALYSIS CENTER, LLC
NORTH BUCKNER DIALYSIS CENTER, INC.
NORTHEAST ALABAMA KIDNEY CLINIC, INC.
NORTHERN NEW JERSEY DIALYSIS, L.L.C.
PHYSICIANS DIALYSIS COMPANY, INC.
QUALICENTERS, INC.
QUALICENTERS ALBANY, LTD.
QUALICENTERS BEND, LLC
QUALICENTERS COOS BAY, LTD.
QUALICENTERS EUGENE-SPRINGFIELD LTD.
QUALICENTERS INLAND NORTHWEST LLC
QUALICENTERS PUEBLO, LLC
QUALICENTERS SALEM, LLC
QUALICENTERS SIOUX CITY LLC

Signature Page
Amendment No. 3 to Transferring Affiliate Letter

RCG BLOOMINGTON, LLC
RCG EAST TEXAS, LLP
RCG INDIANA, L.L.C.
RCG IRVING, LLP
RCG MARTIN, LLC
RCG MEMPHIS EAST, LLC
RCG MEMPHIS, LLC
RCG MISSISSIPPI, INC.
RCG ROBSTOWN, LLP
RCG UNIVERSITY DIVISION, INC.
RCG WEST HEALTH SUPPLY, L.C.
RENAL CARE GROUP ALASKA, INC.
RENAL CARE GROUP EAST, INC.
RENAL CARE GROUP MICHIGAN, INC.
RENAL CARE GROUP NORTHWEST, INC.
RENAL CARE GROUP OF THE MIDWEST, INC.
RENAL CARE GROUP OF THE OZARKS, LLC
RENAL CARE GROUP OF THE ROCKIES, LLC
RENAL CARE GROUP OF THE SOUTH, INC.
RENAL CARE GROUP OF THE SOUTHEAST, INC.
RENAL CARE GROUP OHIO, INC.
RENAL CARE GROUP SOUTHWEST MICHIGAN, LLC
RENAL CARE GROUP SOUTH NEW MEXICO, LLC
RENAL CARE GROUP SOUTHWEST HOLDINGS, INC.
RENAL CARE GROUP SOUTHWEST, L.P.
RENAL CARE GROUP TEXAS, INC.
RENAL CARE GROUP TOLEDO, LLC
RENAL CARE GROUP WESTLAKE, LLC
RENAL CARE GROUP, INC.
RENAL CARE GROUP-HARLINGEN, L.P.
RENAL SOLUTIONS, INC.
RENALPARTNERS, INC.
RENEX CORP.
RENEX DIALYSIS CLINIC OF BLOOMFIELD, INC.
RENEX DIALYSIS CLINIC OF BRIDGETON, INC.
RENEX DIALYSIS CLINIC OF CREVE COEUR, INC.
RENEX DIALYSIS CLINIC OF DOYLESTOWN, INC.
RENEX DIALYSIS CLINIC OF MAPLEWOOD, INC.
RENEX DIALYSIS CLINIC OF ORANGE, INC.
RENEX DIALYSIS CLINIC OF PHILADELPHIA, INC.
RENEX DIALYSIS CLINIC OF PITTSBURGH, INC.
RENEX DIALYSIS CLINIC OF SOUTH GEORGIA, INC.
RENEX DIALYSIS CLINIC OF ST. LOUIS, INC.
RENEX DIALYSIS CLINIC OF TAMPA, INC.
RENEX DIALYSIS CLINIC OF UNION, INC.
RENEX DIALYSIS CLINIC OF UNIVERSITY CITY, INC.

Signature Page
Amendment No. 3 to Transferring Affiliate Letter

RENEX DIALYSIS CLINIC OF WOODBURY, INC.
RENEX DIALYSIS FACILITIES, INC.
S.A.K.D.C., INC.
SAINT LOUIS RENAL CARE, LLC
SAN DIEGO DIALYSIS SERVICES, INC.
SANTA BARBARA COMMUNITY DIALYSIS CENTER
SMYRNA DIALYSIS CENTER, LLC
SORB TECHNOLOGY, INC.
SPECTRA DIAGNOSTICS, LLC
SPECTRA EAST, INC.
SPECTRA LABORATORIES, INC.
SPECTRA MEDICAL DATA PROCESSING, LLC
SPECTRA RENAL RESEARCH, LLC
SSKG, INC.
ST. LOUIS REGIONAL DIALYSIS CENTER, INC.
STAT DIALYSIS CORPORATION
STONE MOUNTAIN DIALYSIS CENTER, LLC
STUTTGART DIALYSIS, LLC
TAPPAHANNOCK DIALYSIS CENTER, INC
TERRELL DIALYSIS CENTER, L.L.C.
THREE RIVERS DIALYSIS SERVICES, LLC
U.S. VASCULAR ACCESS HOLDINGS, LLC
WARRENTON DIALYSIS FACILITY, INC.
WEST END DIALYSIS CENTER, INC.
WEST PALM DIALYSIS, LLC
WHARTON DIALYSIS, INC.
WSKC DIALYSIS SERVICES, INC.

By:
Name:
Title:

NATIONAL MEDICAL CARE, INC.

By:
Name:
Title:

Signature Page
Amendment No. 3 to Transferring Affiliate Letter

UPDATED - EXECUTION COPY

AMENDMENT NO. 4

Dated as of January 17, 2013

to

AMENDED AND RESTATED TRANSFERRING AFFILIATE LETTER

Dated as of October 16, 2008

THIS AMENDMENT NO. 4 (this “Amendment”) dated as of January 17, 2013 is entered into by and among (i) NATIONAL MEDICAL CARE, INC., a Delaware corporation (the “Seller”) and (ii) the entities listed on the signature pages hereof under the heading “New Transferring Affiliates” (collectively, the “New Transferring Affiliates”) and (iii) the other entities listed on the signature pages hereof under the heading “Existing Transferring Affiliates” (collectively, the “Existing Transferring Affiliates” and, together with the New Transferring Affiliates, the “Transferring Affiliates”).

PRELIMINARY STATEMENT

A.            The Seller and the Existing Transferring Affiliates are parties to that certain Amended and Restated Transferring Affiliate Letter dated as of October 16, 2008 (as amended or otherwise modified prior to the date hereof, the “Transferring Affiliate Letter”).  Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Transferring Affiliate Letter or in the “Agreement” referred to therein.

B.            The parties hereto desire to add the New Transferring Affiliates as Transferring Affiliates under the Transferring Affiliate Letter and to amend the Transferring Affiliate Letter on the terms and conditions hereinafter set forth.

NOW, THEREFORE,  in consideration of the premises set forth above, and other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1.  Amendments.

Subject to the satisfaction of the conditions precedent set forth in Section 2 below, the Transferring Affiliate Letter is hereby amended as follows:

(a)           New Transferring Affiliates. The New Transferring Affiliates are hereby added as “Transferring Affiliates” under the Transferring Affiliate Letter.  From and after the effective date of this Amendment, each New Transferring Affiliate shall have all of the rights and obligations of a Transferring Affiliate under the Transferring Affiliate Letter.  Accordingly, on the effective date of this Amendment, each New Transferring Affiliate shall sell to the Seller, and the Seller shall forthwith purchase from such New Transferring Affiliate, all of the Receivables with respect to such New Transferring Affiliate and all Related Security with respect thereto. All Receivables with respect to such New Transferring Affiliate arising after the effective date of this Amendment and all Related Security with respect thereto shall be sold to the Seller pursuant to the terms of the Transferring Affiliate Letter in the same manner as if such New Transferring Affiliate had been an original party thereto.

(b)           Terminated Transferring Affiliates.  The Existing Transferring Affiliates listed below (each, a “Terminated Transferring Affiliate”) are hereby terminated as “Transferring Affiliates” under the Transferring Affiliate Letter.  From and after the effective date of this Amendment, each of the parties hereto agrees that the Terminated Transferring Affiliates shall have no further right or obligation to transfer any of their Receivables hereunder and shall cease to be “Transferring Affiliates” hereunder except with respect to Receivables that arose prior to such termination.

Terminated Transferring Affiliates:

Renal Solutions, Inc.

SORB Technology, Inc.

(c)           New Transfer and Administration Agreement.  All references to the “Transfer and Administration Agreement” in the Transferring Affiliate Letter shall be to that certain Sixth Amended and Restated Transfer and Administration Agreement of even date herewith among the Purchaser, as “Transferor”, the Seller, as the initial “Collection Agent” thereunder, the Persons parties thereto as “Conduit Investors”, the Persons parties thereto as “Bank Investors”, the Persons parties thereto as “Administrative Agents” and The Bank of Nova Scotia, as “Agent”, as the same has been or may hereafter be from time to time amended, restated, supplemented or otherwise modified (the “Sixth Amended and Restated Transfer and Administration Agreement”).

(d)           Form of Payment by Seller.  Section 1 of the Transferring Affiliate Letter is hereby amended to delete clause (a) thereof in its entirety and to substitute the following new provision therefor:

(a)           Each of the undersigned Transferring Affiliates will from time to time forthwith sell to the Seller, and the Seller will from time to time forthwith purchase from such Transferring Affiliate, all of the present and future Receivables, and all Related Assets, if any, with respect thereto, which are owed from time to time to such Transferring Affiliate for an amount equal to the Intercompany Purchase Price (as defined below) of such Receivables, which amount the Seller shall pay to such Transferring Affiliate (i) in cash, (ii) by way of a credit to such Transferring Affiliate in the appropriate intercompany account, (iii) by delivery of one or more Letters of Credit procured by the Seller in such form or forms and for the benefit of such beneficiary or beneficiaries as may have been requested by such Transferring Affiliate or (iv) in any combination of the foregoing, in each case by the last Business Day of the month following the month in which such purchase was made (the related “TAL Settlement

2

Date”).  Each purchase of a Receivable and the Related Assets with respect thereto shall be deemed to be made on the date such Receivable is created.

The Seller shall settle from time to time each credit to the account of a Transferring Affiliate by way of (i) payments in cash, (ii) credits in amounts equal to cash expended, obligations incurred or the value of services or property provided by or on behalf of the Seller or (iii) delivery of one or more Letters of Credit procured by the Seller as requested by such Transferring Affiliate, in each case for the benefit of such Transferring Affiliate in accordance with the Seller’s and such Transferring Affiliate’s cash management and accounting policies.

As used herein, the term “Intercompany Purchase Price” shall mean a purchase price as may be agreed from time by each Transferring Affiliate and the Seller and which would provide the Seller with a reasonable return on its purchases hereunder after taking into account (i) the time value of money based upon the anticipated dates of collection of such Receivables and the cost to the Seller of financing its investment in such Receivables during such period and (ii) the risk of nonpayment by the Obligors. Each Transferring Affiliate and the Seller may agree from time to time to change the Intercompany Purchase Price based on changes in the items described in clauses (i) and (ii) of the previous sentence, provided that any change to the Intercompany Purchase Price shall apply only prospectively and shall not affect the purchase price of Receivables sold prior to the date on which the Transferring Affiliate and the Seller agree to make such change.

In the event the Seller shall have procured one or more Letters of Credit for a Transferring Affiliate as part of the Intercompany Purchase Price for any Receivables, and the aggregate face amount of such Letters of Credit exceeds the aggregate Intercompany Purchase Price payable to such Transferring Affiliate on the related TAL Settlement Date, then an amount equal to such excess shall be debited from the appropriate intercompany account and shall be deemed to be a prepayment for application on a later TAL Settlement Date toward the Intercompany Purchase Price for Receivables subsequently purchased hereunder.

In the event the Seller shall have procured a Letter of Credit for a Transferring Affiliate as part of the Intercompany Purchase Price for any Receivables, and such Letter of Credit (i) expires or is cancelled or otherwise terminated with all or any portion of its face amount undrawn, or (ii) has its face amount decreased (for a reason other than a drawing having been made thereunder), then an amount equal to such undrawn amount or decrease, as the case may be, shall either be paid by the Seller in cash to such Transferring Affiliate on the next TAL Settlement Date or, if the Seller does not then have cash available therefor, shall be deemed to be a credit to such Transferring Affiliate in the appropriate intercompany account.

(e)           Recharacterization.  Section 1 of the Transferring Affiliate Letter is hereby amended as follows:

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(i) by deleting the second sentence of clause (c) thereof in its entirety and replacing it with the following:

If, notwithstanding the foregoing, the transactions contemplated under this Transferring Affiliate Letter should be deemed a financing and not a sale or such sale shall for any reason be ineffective or unenforceable (any of the foregoing a “Recharacterization”), each Transferring Affiliate and the Seller intend that such Transferring Affiliate shall be deemed to have granted to the Seller a first priority perfected and continuing security interest in all of such Transferring Affiliate’s right, title and interest in, to and under the Receivables now or hereafter arising that are purportedly sold to the Seller pursuant to this Transferring Affiliate Letter, together with the Related Assets with respect thereto, and that this Agreement shall constitute a security agreement under applicable law.  In the case of any Recharacterization, each Transferring Affiliate and the Seller represents and warrants that each remittance of Collections by such Transferring Affiliate to the Seller hereunder will have been (i) in payment of a debt incurred by such Transferring Affiliate in the ordinary course of business or financial affairs of the Seller and such Transferring Affiliate and (ii) made in the ordinary course of business or financial affairs of such Transferring Affiliate and the Seller.

(f)            New Agent.  Section 11 of the Transferring Affiliate Letter is hereby amended by replacing the reference to “WestLB AG, New York Branch” therein with “The Bank of Nova Scotia”, and “Agent” shall mean “The Bank of Nova Scotia, as Agent” in each place in which that term appears in the Transferring Affiliate Letter.

SECTION 2.  Conditions Precedent.  This Amendment shall become effective and be deemed effective as of the date hereof upon (i) the receipt by the Seller of counterparts of this Amendment duly executed by the Seller and the Transferring Affiliates, (ii) the effectiveness of the Second Amended and Restated Receivables Purchase Agreement of even date herewith between NMC Funding Corporation and the Seller, and (iii) the effectiveness of the Sixth Amended and Restated Transfer and Administration Agreement.

SECTION 3.  Covenants, Representations and Warranties of the Transferring Affiliates.

3.1          Upon the effectiveness of this Amendment, each New Transferring Affiliate (i) represents and warrants that (A) it is, directly or indirectly, a wholly-owned subsidiary of FMCH, (B) it is primarily engaged in the same business as is conducted on the date hereof by the Originating Entities and (C) each statement set forth in Section 6 of the Transferring Affiliate Letter is true and correct in respect of such New Transferring Affiliate, and (ii) hereby makes the Perfection Representations and all covenants as a Transferring Affiliate in the Transferring Affiliate Letter (as amended hereby).

3.2          Upon the effectiveness of this Amendment, each Existing Transferring Affiliate hereby reaffirms all covenants, representations and warranties made by it in the

4

Transferring Affiliate Letter (as amended hereby) and agrees that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment.

3.3          Each Transferring Affiliate hereby represents and warrants that this Amendment constitutes the legal, valid and binding obligation of such party, enforceable against it in accordance with terms hereof.

SECTION 4.  Reference to and Effect on the Transferring Affiliate Letter.

4.1          Upon the effectiveness of this Amendment, each reference in the Transferring Affiliate Letter to “Transferring Affiliate Letter,” “hereunder,” “hereof,” “herein,” “hereby” or words of like import shall mean and be a reference to the Transferring Affiliate Letter as amended hereby, and each reference to the Transferring Affiliate Letter in any other document, instrument and agreement executed and/or delivered in connection with the Transferring Affiliate Letter shall mean and be a reference to the Transferring Affiliate Letter as amended hereby.

4.2          Except as specifically amended hereby, the Transferring Affiliate Letter and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

4.3          The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Seller or any of its assignees under the Transferring Affiliate Letter or any other document, instrument, or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein.

SECTION 5.  Governing Law.  THIS AMENDMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICT OF LAW PROVISIONS) AND DECISIONS OF THE STATE OF NEW YORK.

SECTION 6.  Execution in Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.  Delivery of an executed counterpart via facsimile or other electronic transmission shall be deemed delivery of an original counterpart.

SECTION 7.  Headings.  Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first written above.

New Transferring Affiliates:

FRESENIUS MEDICAL CARE OF NEBRASKA, LLC
NRA-ADA, OKLAHOMA, LLC
NRA-AUGUSTA, GEORGIA, LLC
NRA-BAMBERG, SOUTH CAROLINA, LLC
NRA-BARBOURVILLE (HOME THERAPY CENTER), KENTUCKY, LLC
NRA-BAY CITY, L.P.
NRA-BAY CITY, TEXAS, LLC
NRA-CROSSVILLE, TENNESSEE, LLC
NRA-DICKSON, TENNESSEE, LLC
NRA-FARMINGTON, MISSOURI, LLC
NRA-FREDERICKTOWN, MISSOURI, LLC
NRA-GEORGETOWN, KENTUCKY, LLC
NRA-GRAY, GEORGIA, LLC
NRA-HOGANSVILLE, GEORGIA, LLC
NRA-HOLLY HILL, SOUTH CAROLINA, LLC
NRA-HOLLYWOOD, SOUTH CAROLINA, LLC
NRA-INPATIENT DIALYSIS, LLC
NRA-LAGRANGE, GEORGIA, LLC
NRA-LONDON, KENTUCKY, LLC
NRA-MACON, GEORGIA, LLC
NRA-MIDTOWN MACON, GEORGIA, LLC
NRA-MILLEDGEVILLE, GEORGIA, LLC
NRA-MONTICELLO, GEORGIA, LLC
NRA-MT. PLEASANT, SOUTH CAROLINA, LLC
NRA-NEW CASTLE, INDIANA, LLC
NRA-NEWNAN ACQUISITION, LLC
NRA-NORTH AUGUSTA, SOUTH CAROLINA, LLC
NRA-ORANGEBURG, SOUTH CAROLINA, LLC
NRA-PALMETTO, GEORGIA, LLC
NRA-PRINCETON, KENTUCKY, LLC
NRA-ROANOKE, ALABAMA, LLC
NRA-SOUTH CITY, MISSOURI, LLC
NRA-ST. LOUIS (HOME THERAPY CENTER), MISSOURI, LLC
NRA-ST. LOUIS, MISSOURI, LLC
NRA-TALLADEGA, ALABAMA, LLC
NRA-VALDOSTA (NORTH), GEORGIA, LLC
NRA-VALDOSTA, GEORGIA, LLC
NRA-VARNVILLE, SOUTH CAROLINA, LLC

Signature Page

Amendment No. 4 to Transferring Affiliate Letter

NRA-WASHINGTON COUNTY, MISSOURI, LLC
NRA-WINCHESTER, INDIANA, LLC
RAI CARE CENTERS OF ALABAMA, LLC
RAI CARE CENTERS OF FLORIDA I, LLC
RAI CARE CENTERS OF FLORIDA II, LLC
RAI CARE CENTERS OF GEORGIA I, LLC
RAI CARE CENTERS OF ILLINOIS I, LLC
RAI CARE CENTERS OF ILLINOIS II, LLC
RAI CARE CENTERS OF MARYLAND I, LLC
RAI CARE CENTERS OF MICHIGAN I, LLC
RAI CARE CENTERS OF MICHIGAN II, LLC
RAI CARE CENTERS OF NEBRASKA II, LLC
RAI CARE CENTERS OF NORTH CAROLINA II, LLC
RAI CARE CENTERS OF NORTHERN CALIFORNIA I, LLC
RAI CARE CENTERS OF NORTHERN CALIFORNIA II, LLC
RAI CARE CENTERS OF OAKLAND II, LLC
RAI CARE CENTERS OF SOUTH CAROLINA I, LLC
RAI CARE CENTERS OF SOUTHERN CALIFORNIA I, LLC
RAI CARE CENTERS OF SOUTHERN CALIFORNIA II, LLC
RAI CARE CENTERS OF TENNESSEE, LLC
RAI CARE CENTERS OF VIRGINIA II, LLC
RENAL CARE GROUP MAPLEWOOD, LLC
SOLUTIONS HEALTHCARE MANAGEMENT GROUP, LLC

(each a “Transferring Affiliate”)

By:
Name:
Title:

Existing Transferring Affiliates:

ACUMEN PHYSICIAN SOLUTIONS, LLC (F/K/A HEALTH IT SERVICES GROUP, LLC)
APHERESIS CARE GROUP, INC.
BIO MEDICAL APPLICATIONS MANAGEMENT COMPANY, INC.
BIO-MEDICAL APPLICATIONS OF ALABAMA, INC.
BIO-MEDICAL APPLICATIONS OF AMARILLO, INC.

Signature Page

Amendment No. 4 to Transferring Affiliate Letter

BIO-MEDICAL APPLICATIONS OF ANACOSTIA, INC.
BIO-MEDICAL APPLICATIONS OF AQUADILLA, INC.
BIO-MEDICAL APPLICATIONS OF ARECIBO, INC.
BIO-MEDICAL APPLICATIONS OF ARKANSAS, INC.
BIO-MEDICAL APPLICATIONS OF BAYAMON, INC.
BIO-MEDICAL APPLICATIONS OF BLUE SPRINGS, INC
BIO-MEDICAL APPLICATIONS OF CAGUAS, INC.
BIO-MEDICAL APPLICATIONS OF CALIFORNIA, INC.
BIO-MEDICAL APPLICATIONS OF CAMARILLO, INC.
BIO-MEDICAL APPLICATIONS OF CAPITOL HILL, INC.
BIO-MEDICAL APPLICATIONS OF CAROLINA, INC.
BIO-MEDICAL APPLICATIONS OF CARSON, INC.
BIO-MEDICAL APPLICATIONS OF CLINTON, INC.
BIO-MEDICAL APPLICATIONS OF COLUMBIA HEIGHTS, INC.
BIO-MEDICAL APPLICATIONS OF CONNECTICUT, INC.
BIO-MEDICAL APPLICATIONS OF DELAWARE, INC.
BIO-MEDICAL APPLICATIONS OF DOVER, INC.
BIO-MEDICAL APPLICATIONS OF EUREKA, INC.
BIO-MEDICAL APPLICATIONS OF FAYETTEVILLE, INC.
BIO-MEDICAL APPLICATIONS OF FLORIDA, INC.
BIO-MEDICAL APPLICATIONS OF FREMONT, INC.
BIO-MEDICAL APPLICATIONS OF FRESNO, INC.
BIO-MEDICAL APPLICATIONS OF GEORGIA, INC.
BIO-MEDICAL APPLICATIONS OF GUAYAMA, INC.
BIO-MEDICAL APPLICATIONS OF HUMACAO, INC.
BIO-MEDICAL APPLICATIONS OF ILLINOIS, INC.
BIO-MEDICAL APPLICATIONS OF INDIANA, INC.
BIO-MEDICAL APPLICATIONS OF KANSAS, INC.
BIO-MEDICAL APPLICATIONS OF KENTUCKY, INC.
BIO-MEDICAL APPLICATIONS OF LONG BEACH, INC.
BIO-MEDICAL APPLICATIONS OF LOS GATOS, INC.
BIO-MEDICAL APPLICATIONS OF LOUISIANA, LLC
BIO-MEDICAL APPLICATIONS OF MAINE, INC.
BIO-MEDICAL APPLICATIONS OF MANCHESTER, INC.
BIO-MEDICAL APPLICATIONS OF MARYLAND, INC.
BIO-MEDICAL APPLICATIONS OF MASSACHUSETTS, INC.
BIO-MEDICAL APPLICATIONS OF MAYAGUEZ, INC.
BIO-MEDICAL APPLICATIONS OF MICHIGAN, INC.
BIO-MEDICAL APPLICATIONS OF MINNESOTA, INC.
BIO-MEDICAL APPLICATIONS OF MISSION HILLS, INC.
BIO-MEDICAL APPLICATIONS OF MISSISSIPPI, INC.
BIO-MEDICAL APPLICATIONS OF MISSOURI, INC.
BIO-MEDICAL APPLICATIONS OF NEVADA, INC

Signature Page

Amendment No. 4 to Transferring Affiliate Letter

BIO-MEDICAL APPLICATIONS OF NEW HAMPSHIRE, INC.
BIO-MEDICAL APPLICATIONS OF NEW JERSEY, INC.
BIO-MEDICAL APPLICATIONS OF NEW MEXICO, INC.
BIO-MEDICAL APPLICATIONS OF NORTH CAROLINA, INC.
BIO-MEDICAL APPLICATIONS OF NORTHEAST, D.C., INC.
BIO-MEDICAL APPLICATIONS OF OAKLAND, INC.
BIO-MEDICAL APPLICATIONS OF OHIO, INC.
BIO-MEDICAL APPLICATIONS OF OKLAHOMA, INC.
BIO-MEDICAL APPLICATIONS OF PENNSYLVANIA, INC.
BIO-MEDICAL APPLICATIONS OF PONCE, INC.
BIO-MEDICAL APPLICATIONS OF PUERTO RICO, INC.
BIO-MEDICAL APPLICATIONS OF RHODE ISLAND, INC.
BIO-MEDICAL APPLICATIONS OF RIO PIEDRAS, INC.
BIO-MEDICAL APPLICATIONS OF SAN ANTONIO, INC.
BIO-MEDICAL APPLICATIONS OF SAN GERMAN, INC.
BIO-MEDICAL APPLICATIONS OF SAN JUAN, INC.
BIO-MEDICAL APPLICATIONS OF SOUTH CAROLINA, INC.
BIO-MEDICAL APPLICATIONS OF SOUTHEAST WASHINGTON, INC.
BIO-MEDICAL APPLICATIONS OF TENNESSEE, INC.
BIO-MEDICAL APPLICATIONS OF TEXAS, INC.
BIO-MEDICAL APPLICATIONS OF THE DISTRICT OF COLUMBIA, INC.
BIO-MEDICAL APPLICATIONS OF UKIAH, INC.
BIO-MEDICAL APPLICATIONS OF VIRGINIA, INC.
BIO-MEDICAL APPLICATIONS OF WEST VIRGINIA, INC.
BIO-MEDICAL APPLICATIONS OF WISCONSIN, INC.
BIO-MEDICAL APPLICATIONS OF WOONSOCKET, INC.
BIO-MEDICAL APPLICATIONS OF WYOMING, LLC
BREVARD COUNTY DIALYSIS, LLC
CLAYTON COUNTY DIALYSIS, LLC
CLERMONT DIALYSIS CENTER, LLC
COLUMBUS AREA RENAL ALLIANCE, LLC
CONEJO VALLEY DIALYSIS, INC.
DIALYSIS AMERICA GEORGIA, LLC
DIALYSIS ASSOCIATES OF NORTHERN NEW JERSEY, L.L.C.
DIALYSIS ASSOCIATES, LLC
DIALYSIS CENTERS OF AMERICA ILLINOIS, INC.

Signature Page

Amendment No. 4 to Transferring Affiliate Letter

DIALYSIS MANAGEMENT CORPORATION
DIALYSIS SERVICES OF ATLANTA, INC.
DIALYSIS SERVICES OF CINCINNATI, INC.
DIALYSIS SERVICES OF SOUTHEAST ALASKA, LLC
DIALYSIS SERVICES, INC.
DIALYSIS SPECIALISTS OF MARIETTA, LTD.
DIALYSIS SPECIALISTS OF TOPEKA, INC.
DIALYSIS SPECIALISTS OF TULSA, INC.
DOUGLAS COUNTY DIALYSIS, LLC
DOYLESTOWN ACUTE RENAL SERVICES, L.L.C.
DU PAGE DIALYSIS, LTD.
EVEREST HEALTHCARE HOLDINGS, INC.
EVEREST HEALTHCARE INDIANA, INC.
EVEREST HEALTHCARE OHIO, INC.
EVEREST HEALTHCARE RHODE ISLAND, INC.
EVEREST HEALTHCARE TEXAS HOLDING CORP.
EVEREST HEALTHCARE TEXAS, L.P.
FMS DELAWARE DIALYSIS, LLC
FMS PHILADELPHIA DIALYSIS, LLC
FONDREN DIALYSIS CLINIC, INC.
FORT SCOTT REGIONAL DIALYSIS CENTER, INC.
FOUR STATE REGIONAL DIALYSIS CENTER, INC.
FRESENIUS HEALTH PARTNERS CARE SYSTEMS, INC. (F/K/A RENAISSANCE HEALTH CARE, INC.)
FRESENIUS HEALTH PARTNERS, INC.
FRESENIUS MEDICAL CARE DIALYSIS SERVICES COLORADO LLC (F/K/A BIO MEDICAL APPLICATIONS OF COLORADO, INC.)
FRESENIUS MEDICAL CARE DIALYSIS SERVICES- OREGON, LLC
FRESENIUS MEDICAL CARE HEALTH PLAN, INC.
FRESENIUS MANAGEMENT SERVICES, INC.
FRESENIUS MEDICAL CARE APHERESIS SERVICES, LLC
FRESENIUS MEDICAL CARE COMPREHENSIVE CKD SERVICES, INC.
FRESENIUS MEDICAL CARE HARSTON HALL, LLC
FRESENIUS MEDICAL CARE HEALTHCARE RECRUITMENT, LLC
FRESENIUS MEDICAL CARE HOLDINGS, INC.
FRESENIUS MEDICAL CARE OF ILLINOIS, LLC
FRESENIUS MEDICAL CARE OF MONTANA, LLC
FRESENIUS MEDICAL CARE - OSUIM KIDNEY CENTERS, LLC
FRESENIUS MEDICAL CARE PHARMACY SERVICES, INC.

Signature Page

Amendment No. 4 to Transferring Affiliate Letter

FRESENIUS MEDICAL CARE PSO, LLC
FRESENIUS MEDICAL CARE RX, LLC
FRESENIUS MEDICAL CARE — SOUTH TEXAS KIDNEY, LLC
FRESENIUS MEDICAL CARE VENTURES HOLDING COMPANY, INC.
FRESENIUS MEDICAL CARE VENTURES, LLC
FRESENIUS USA MANUFACTURING, INC.
FRESENIUS USA MARKETING, INC.
FRESENIUS USA, INC.
FRESENIUS VASCULAR CARE, INC. (F/K/A NATIONAL VASCULAR CARE, INC.
GULF REGION MOBILE DIALYSIS, INC.
HAEMO-STAT, INC.
HENRY DIALYSIS CENTER, LLC
HOLTON DIALYSIS CLINIC, LLC
HOME DIALYSIS OF AMERICA, INC.
HOME DIALYSIS OF MUHLENBERG COUNTY, INC.
HOMESTEAD ARTIFICIAL KIDNEY CENTER, INC.
INLAND NORTHWEST RENAL CARE GROUP, LLC
INTEGRATED RENAL CARE OF THE PACIFIC, LLC
JEFFERSON COUNTY DIALYSIS, INC.
KDCO, INC.
KENTUCKY RENAL CARE GROUP, LLC
LAWTON DIALYSIS, INC.
LITTLE ROCK DIALYSIS, INC.
MAUMEE DIALYSIS SERVICES, LLC
METRO DIALYSIS CENTER - NORMANDY, INC.
METRO DIALYSIS CENTER - NORTH, INC.
MIAMI REGIONAL DIALYSIS CENTER, INC.
MICHIGAN HOME DIALYSIS CENTER, INC.
NATIONAL MEDICAL CARE, INC.
NATIONAL NEPHROLOGY ASSOCIATES MANAGEMENT COMPANY OF TEXAS, INC.
NATIONAL NEPHROLOGY ASSOCIATES OF TEXAS, L.P.
NEPHROMED LLC
NEW YORK DIALYSIS SERVICES, INC.
NMC SERVICES, INC.
NNA MANAGEMENT COMPANY OF KENTUCKY, INC.
NNA MANAGEMENT COMPANY OF LOUISIANA, INC.
NNA OF ALABAMA, INC.
NNA OF EAST ORANGE, L.L.C.
NNA OF FLORIDA, LLC
NNA OF GEORGIA, INC.
NNA OF HARRISON, L.L.C.

Signature Page

Amendment No. 4 to Transferring Affiliate Letter

NNA OF LOUISIANA, LLC
NNA OF NEVADA, INC.
NNA OF OKLAHOMA, INC.
NNA OF OKLAHOMA, L.L.C.
NNA OF RHODE ISLAND, INC.
NNA OF TOLEDO, INC.
NNA-SAINT BARNABAS-LIVINGSTON, L.L.C.
NNA-SAINT BARNABAS, L.L.C.
NORCROSS DIALYSIS CENTER, LLC
NORTH BUCKNER DIALYSIS CENTER, INC.
NORTHEAST ALABAMA KIDNEY CLINIC, INC.
NORTHERN NEW JERSEY DIALYSIS, L.L.C.
PHYSICIANS DIALYSIS COMPANY, INC.
QUALICENTERS ALBANY, LTD.
QUALICENTERS BEND, LLC
QUALICENTERS COOS BAY, LTD.
QUALICENTERS EUGENE-SPRINGFIELD LTD.
QUALICENTERS, INC.
QUALICENTERS INLAND NORTHWEST LLC
QUALICENTERS PUEBLO, LLC
QUALICENTERS SALEM, LLC
QUALICENTERS SIOUX CITY LLC
RCG BLOOMINGTON, LLC
RCG EAST TEXAS, LLP
RCG INDIANA, L.L.C.
RCG IRVING, LLP
RCG MARTIN, LLC
RCG MEMPHIS EAST, LLC
RCG MEMPHIS, LLC
RCG MISSISSIPPI, INC.
RCG PENSACOLA, LLC
RCG ROBSTOWN, LLP
RCG UNIVERSITY DIVISION, INC.
RCG WEST HEALTH SUPPLY, L.C.
RENAL CARE GROUP ALASKA, INC.
RENAL CARE GROUP EAST, INC.
RENAL CARE GROUP MICHIGAN, INC.
RENAL CARE GROUP NORTHWEST, INC.
RENAL CARE GROUP OF THE MIDWEST, INC.
RENAL CARE GROUP OF THE OZARKS, LLC
RENAL CARE GROUP OF THE ROCKIES, LLC
RENAL CARE GROUP OF THE SOUTH, INC.
RENAL CARE GROUP OF THE SOUTHEAST, INC.
RENAL CARE GROUP OHIO, INC.
RENAL CARE GROUP SOUTH NEW MEXICO, LLC
RENAL CARE GROUP SOUTHWEST HOLDINGS, INC.

Signature Page

Amendment No. 4 to Transferring Affiliate Letter

RENAL CARE GROUP SOUTHWEST MICHIGAN, LLC
RENAL CARE GROUP SOUTHWEST, L.P.
RENAL CARE GROUP TERRE HAUTE, LLC
RENAL CARE GROUP TEXAS, INC.
RENAL CARE GROUP TOLEDO, LLC
RENAL CARE GROUP WESTLAKE, LLC
RENAL CARE GROUP, INC.
RENAL CARE GROUP-HARLINGEN, L.P.
RENALPARTNERS, INC.
RENEX CORP.
RENEX DIALYSIS CLINIC OF BLOOMFIELD, INC.
RENEX DIALYSIS CLINIC OF BRIDGETON, INC.
RENEX DIALYSIS CLINIC OF CREVE COEUR, INC.
RENEX DIALYSIS CLINIC OF DOYLESTOWN, INC.
RENEX DIALYSIS CLINIC OF MAPLEWOOD, INC.
RENEX DIALYSIS CLINIC OF ORANGE, INC.
RENEX DIALYSIS CLINIC OF PHILADELPHIA, INC.
RENEX DIALYSIS CLINIC OF PITTSBURGH, INC.
RENEX DIALYSIS CLINIC OF SOUTH GEORGIA, INC.
RENEX DIALYSIS CLINIC OF ST. LOUIS, INC.
RENEX DIALYSIS CLINIC OF TAMPA, INC.
RENEX DIALYSIS CLINIC OF UNION, INC.
RENEX DIALYSIS CLINIC OF UNIVERSITY CITY, INC.
RENEX DIALYSIS CLINIC OF WOODBURY, INC.
RENEX DIALYSIS FACILITIES, INC.
ROSS DIALYSIS — ENGLEWOOD, LLC
S.A.K.D.C., INC.
SAINT LOUIS RENAL CARE, LLC
SAN DIEGO DIALYSIS SERVICES, INC.
SANTA BARBARA COMMUNITY DIALYSIS CENTER, INC.
SMYRNA DIALYSIS CENTER, LLC
SPECTRA DIAGNOSTICS, LLC
SPECTRA EAST, INC.
SPECTRA LABORATORIES, INC.
SPECTRA MEDICAL DATA PROCESSING, LLC
SPECTRA RENAL RESEARCH, LLC
SSKG, INC.
ST. LOUIS REGIONAL DIALYSIS CENTER, INC.
STAT DIALYSIS CORPORATION
STONE MOUNTAIN DIALYSIS CENTER, LLC
STUTTGART DIALYSIS, LLC
TAPPAHANNOCK DIALYSIS CENTER, INC
TERRELL DIALYSIS CENTER, L.L.C.
THREE RIVERS DIALYSIS SERVICES, LLC
U.S. VASCULAR ACCESS HOLDINGS, LLC

Signature Page

Amendment No. 4 to Transferring Affiliate Letter

WARRENTON DIALYSIS FACILITY, INC.
WEST END DIALYSIS CENTER, INC.
WEST PALM DIALYSIS, LLC
WHARTON DIALYSIS, INC.
WSKC DIALYSIS SERVICES, INC.

(each a “Transferring Affiliate”)

By:
Name:
Title:

NATIONAL MEDICAL CARE, INC.

By:
Name:
Title:

Signature Page

Amendment No. 4 to Transferring Affiliate Letter

EXHIBIT J

to

AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT

LIST OF TRANSFERRING AFFILIATES, CHIEF EXECUTIVE

OFFICES OF TRANSFERRING AFFILIATES AND TRADENAMES

SECTIONS 2.7(b), 3.1(i) and 3.1(k)(iv)

ACUMEN PHYSICIAN SOLUTIONS, LLC (F/K/A HEALTH IT SERVICES GROUP, LLC)

APHERESIS CARE GROUP, INC.

BIO MEDICAL APPLICATIONS MANAGEMENT COMPANY, INC.

BIO-MEDICAL APPLICATIONS OF ALABAMA, INC.

BIO-MEDICAL APPLICATIONS OF AMARILLO, INC.

BIO-MEDICAL APPLICATIONS OF ANACOSTIA, INC.

BIO-MEDICAL APPLICATIONS OF AQUADILLA, INC.

BIO-MEDICAL APPLICATIONS OF ARECIBO, INC.

BIO-MEDICAL APPLICATIONS OF ARKANSAS, INC.

BIO-MEDICAL APPLICATIONS OF BAYAMON, INC.

BIO-MEDICAL APPLICATIONS OF BLUE SPRINGS, INC

BIO-MEDICAL APPLICATIONS OF CAGUAS, INC.

BIO-MEDICAL APPLICATIONS OF CALIFORNIA, INC.

BIO-MEDICAL APPLICATIONS OF CAMARILLO, INC.

BIO-MEDICAL APPLICATIONS OF CAPITOL HILL, INC.

BIO-MEDICAL APPLICATIONS OF CAROLINA, INC.

BIO-MEDICAL APPLICATIONS OF CARSON, INC.

BIO-MEDICAL APPLICATIONS OF CLINTON, INC.

BIO-MEDICAL APPLICATIONS OF COLUMBIA HEIGHTS, INC.

BIO-MEDICAL APPLICATIONS OF CONNECTICUT, INC.

BIO-MEDICAL APPLICATIONS OF DELAWARE, INC.

BIO-MEDICAL APPLICATIONS OF DOVER, INC.

BIO-MEDICAL APPLICATIONS OF EUREKA, INC.

BIO-MEDICAL APPLICATIONS OF FAYETTEVILLE, INC.

BIO-MEDICAL APPLICATIONS OF FLORIDA, INC.

BIO-MEDICAL APPLICATIONS OF FREMONT, INC.

BIO-MEDICAL APPLICATIONS OF FRESNO, INC.

BIO-MEDICAL APPLICATIONS OF GEORGIA, INC.

BIO-MEDICAL APPLICATIONS OF GUAYAMA, INC.

BIO-MEDICAL APPLICATIONS OF HUMACAO, INC.

BIO-MEDICAL APPLICATIONS OF ILLINOIS, INC.

BIO-MEDICAL APPLICATIONS OF INDIANA, INC.

BIO-MEDICAL APPLICATIONS OF KANSAS, INC.

BIO-MEDICAL APPLICATIONS OF KENTUCKY, INC.

BIO-MEDICAL APPLICATIONS OF LONG BEACH, INC.

BIO-MEDICAL APPLICATIONS OF LOS GATOS, INC.

BIO-MEDICAL APPLICATIONS OF LOUISIANA, LLC

BIO-MEDICAL APPLICATIONS OF MAINE, INC.

BIO-MEDICAL APPLICATIONS OF MANCHESTER, INC.

BIO-MEDICAL APPLICATIONS OF MARYLAND, INC.

BIO-MEDICAL APPLICATIONS OF MASSACHUSETTS, INC.

BIO-MEDICAL APPLICATIONS OF MAYAGUEZ, INC.

BIO-MEDICAL APPLICATIONS OF MICHIGAN, INC.

BIO-MEDICAL APPLICATIONS OF MINNESOTA, INC.

BIO-MEDICAL APPLICATIONS OF MISSION HILLS, INC.

BIO-MEDICAL APPLICATIONS OF MISSISSIPPI, INC.

BIO-MEDICAL APPLICATIONS OF MISSOURI, INC.

BIO-MEDICAL APPLICATIONS OF NEVADA, INC

BIO-MEDICAL APPLICATIONS OF NEW HAMPSHIRE, INC.

BIO-MEDICAL APPLICATIONS OF NEW JERSEY, INC.

BIO-MEDICAL APPLICATIONS OF NEW MEXICO, INC.

BIO-MEDICAL APPLICATIONS OF NORTH CAROLINA, INC.

BIO-MEDICAL APPLICATIONS OF NORTHEAST, D.C., INC.

BIO-MEDICAL APPLICATIONS OF OAKLAND, INC.

BIO-MEDICAL APPLICATIONS OF OHIO, INC.

BIO-MEDICAL APPLICATIONS OF OKLAHOMA, INC.

BIO-MEDICAL APPLICATIONS OF PENNSYLVANIA, INC.

BIO-MEDICAL APPLICATIONS OF PONCE, INC.

BIO-MEDICAL APPLICATIONS OF PUERTO RICO, INC.

BIO-MEDICAL APPLICATIONS OF RHODE ISLAND, INC.

BIO-MEDICAL APPLICATIONS OF RIO PIEDRAS, INC.

BIO-MEDICAL APPLICATIONS OF SAN ANTONIO, INC.

BIO-MEDICAL APPLICATIONS OF SAN GERMAN, INC.

BIO-MEDICAL APPLICATIONS OF SAN JUAN, INC.

BIO-MEDICAL APPLICATIONS OF SOUTH CAROLINA, INC.

BIO-MEDICAL APPLICATIONS OF SOUTHEAST WASHINGTON, INC.

BIO-MEDICAL APPLICATIONS OF TENNESSEE, INC.

BIO-MEDICAL APPLICATIONS OF TEXAS, INC.

BIO-MEDICAL APPLICATIONS OF THE DISTRICT OF COLUMBIA, INC.

BIO-MEDICAL APPLICATIONS OF UKIAH, INC.

BIO-MEDICAL APPLICATIONS OF VIRGINIA, INC.

BIO-MEDICAL APPLICATIONS OF WEST VIRGINIA, INC.

BIO-MEDICAL APPLICATIONS OF WISCONSIN, INC.

BIO-MEDICAL APPLICATIONS OF WOONSOCKET, INC.

BIO-MEDICAL APPLICATIONS OF WYOMING, LLC

BREVARD COUNTY DIALYSIS, LLC

CLAYTON COUNTY DIALYSIS, LLC

CLERMONT DIALYSIS CENTER, LLC

COLUMBUS AREA RENAL ALLIANCE, LLC

CONEJO VALLEY DIALYSIS, INC.

DIALYSIS AMERICA GEORGIA, LLC

DIALYSIS ASSOCIATES OF NORTHERN NEW JERSEY, L.L.C.

DIALYSIS ASSOCIATES, LLC

DIALYSIS CENTERS OF AMERICA ILLINOIS, INC.

DIALYSIS MANAGEMENT CORPORATION

DIALYSIS SERVICES OF ATLANTA, INC.

DIALYSIS SERVICES OF CINCINNATI, INC.

DIALYSIS SERVICES OF SOUTHEAST ALASKA, LLC

DIALYSIS SERVICES, INC.

DIALYSIS SPECIALISTS OF MARIETTA, LTD.

DIALYSIS SPECIALISTS OF TOPEKA, INC.

DIALYSIS SPECIALISTS OF TULSA, INC.

DOUGLAS COUNTY DIALYSIS, LLC

DOYLESTOWN ACUTE RENAL SERVICES, L.L.C.

DU PAGE DIALYSIS, LTD.

EVEREST HEALTHCARE HOLDINGS, INC.

EVEREST HEALTHCARE INDIANA, INC.

EVEREST HEALTHCARE OHIO, INC.

EVEREST HEALTHCARE RHODE ISLAND, INC.

EVEREST HEALTHCARE TEXAS HOLDING CORP.

EVEREST HEALTHCARE TEXAS, L.P.

FMS DELAWARE DIALYSIS, LLC

FMS PHILADELPHIA DIALYSIS, LLC

FONDREN DIALYSIS CLINIC, INC.

FORT SCOTT REGIONAL DIALYSIS CENTER, INC.

FOUR STATE REGIONAL DIALYSIS CENTER, INC.

FRESENIUS HEALTH PARTNERS CARE SYSTEMS, INC. (F/K/A RENAISSANCE HEALTH CARE, INC.)

FRESENIUS HEALTH PARTNERS, INC. (F/K/A FRESENIUS MEDICAL CARE HEALTH PLAN, INC.)

FRESENIUS MANAGEMENT SERVICES, INC.

FRESENIUS MEDICAL CARE APHERESIS SERVICES, LLC

FRESENIUS MEDICAL CARE COMPREHENSIVE CKD SERVICES, INC.

FRESENIUS MEDICAL CARE HARSTON HALL, LLC

FRESENIUS MEDICAL CARE HEALTHCARE RECRUITMENT, LLC

FRESENIUS MEDICAL CARE HOLDINGS, INC.

FRESENIUS MEDICAL CARE OF ILLINOIS, LLC

FRESENIUS MEDICAL CARE OF MONTANA, LLC

FRESENIUS MEDICAL CARE - OSUIM KIDNEY CENTERS, LLC

FRESENIUS MEDICAL CARE PHARMACY SERVICES, INC.

FRESENIUS MEDICAL CARE PSO, LLC

FRESENIUS MEDICAL CARE RX, LLC

FRESENIUS MEDICAL CARE — SOUTH TEXAS KIDNEY, LLC

FRESENIUS MEDICAL CARE VENTURES HOLDING COMPANY, INC.

FRESENIUS MEDICAL CARE VENTURES, LLC

FRESENIUS MEDICAL CARE DIALYSIS SERVICES COLORADO LLC (F/K/A BIO MEDICAL APPLICATIONS OF COLORADO, INC.

FRESENIUS MEDICAL CARE DIALYSIS SERVICES OREGON, LLC

FRESENIUS USA MANUFACTURING, INC.

FRESENIUS USA MAKETING, INC.

FRESENIUS USA, INC

FRESENIUS VASCULAR CARE, INC. (F/K/A NATIONAL VASCULAR CARE, INC.

GULF REGION MOBILE DIALYSIS, INC.

HAEMO-STAT, INC.

HENRY DIALYSIS CENTER, LLC

HOLTON DIALYSIS CLINIC, LLC

HOME DIALYSIS OF AMERICA, INC.

HOME DIALYSIS OF MUHLENBERG COUNTY, INC.

HOMESTEAD ARTIFICIAL KIDNEY CENTER, INC.

INLAND NORTHWEST RENAL CARE GROUP, LLC

INTEGRATED RENAL CARE OF THE PACIFIC, LLC

JEFFERSON COUNTY DIALYSIS, INC.

KDCO, INC.

KENTUCKY RENAL CARE GROUP, LLC

LAWTON DIALYSIS, INC.

LITTLE ROCK DIALYSIS, INC.

MAUMEE DIALYSIS SERVICES, LLC

METRO DIALYSIS CENTER - NORMANDY, INC.

METRO DIALYSIS CENTER - NORTH, INC.

MIAMI REGIONAL DIALYSIS CENTER, INC.

MICHIGAN HOME DIALYSIS CENTER, INC.

NATIONAL MEDICAL CARE, INC.

NATIONAL NEPHROLOGY ASSOCIATES MANAGEMENT COMPANY OF TEXAS, INC

NATIONAL NEPHROLOGY ASSOCIATES OF TEXAS, L.P.

NEPHROMED LLC

NEW YORK DIALYSIS SERVICES, INC.

NMC SERVICES, INC.

NNA MANAGEMENT COMPANY OF KENTUCKY, INC.

NNA MANAGEMENT COMPANY OF LOUISIANA, INC.

NNA OF ALABAMA, INC.

NNA OF EAST ORANGE, L.L.C.

NNA OF FLORIDA, LLC

NNA OF GEORGIA, INC.

NNA OF HARRISON, L.L.C.

NNA OF LOUISIANA, LLC

NNA OF NEVADA, INC.

NNA OF OKLAHOMA, INC.

NNA OF OKLAHOMA, L.L.C.

NNA OF RHODE ISLAND, INC.

NNA OF TOLEDO, INC.

NNA-SAINT BARNABAS LIVINGSTON, L.L.C.

NNA-SAINT BARNABAS, L.L.C.

NORCROSS DIALYSIS CENTER, LLC

NORTH BUCKNER DIALYSIS CENTER, INC.

NORTHEAST ALABAMA KIDNEY CLINIC, INC.

NORTHERN NEW JERSEY DIALYSIS, L.L.C.

PHYSICIANS DIALYSIS COMPANY, INC.

QUALICENTERS, INC.

QUALICENTERS ALBANY, LTD.

QUALICENTERS BEND, LLC

QUALICENTERS COOS BAY, LTD.

QUALICENTERS EUGENE-SPRINGFIELD LTD.

QUALICENTERS INLAND NORTHWEST LLC

QUALICENTERS PUEBLO, LLC

QUALICENTERS SALEM, LLC

QUALICENTERS SIOUX CITY LLC

RCG BLOOMINGTON, LLC

RCG EAST TEXAS, LLP

RCG INDIANA, L.L.C.

RCG IRVING, LLP

RCG MARTIN, LLC

RCG MEMPHIS EAST, LLC

RCG MEMPHIS, LLC

RCG MISSISSIPPI, INC.

RCG PENSACOLA, LLC

RCG ROBSTOWN, LLP

RCG UNIVERSITY DIVISION, IN.

RCG WEST HEALTH SUPPLY, L.C

RENAL CARE GROUP ALASKA, INC.

RENAL CARE GROUP EAST, INC.

RENAL CARE GROUP MICHIGAN, INC.

RENAL CARE GROUP NORTHWEST, INC.

RENAL CARE GROUP OF THE MIDWEST, INC.

RENAL CARE GROUP OF THE OZARKS, LLC

RENAL CARE GROUP OF THE ROCKIES, LLC

RENAL CARE GROUP OF THE SOUTH, INC.

RENAL CARE GROUP OF THE SOUTHEAST, INC.

RENAL CARE GROUP OHIO, INC.

RENAL CARE GROUP SOUTHWEST MICHIGAN, LLC

RENAL CARE GROUP SOUTH NEW MEXICO, LLC

RENAL CARE GROUP SOUTHWEST HOLDINGS, INC.

RENAL CARE GROUP SOUTHWEST, L.P.

RENAL CARE GROUP TERRE HAUTE, LLC

RENAL CARE GROUP TEXAS, INC.

RENAL CARE GROUP TOLEDO, LLC

RENAL CARE GROUP WESTLAKE, LLC

RENAL CARE GROUP, INC.

RENAL CARE GROUP-HARLINGEN, L.P.

RENAL SOLUTIONS, INC.

RENALPARTNERS, INC.

RENEX CORP.

RENEX DIALYSIS CLINIC OF BLOOMFIELD, INC.

RENEX DIALYSIS CLINIC OF BRIDGETON, INC.

RENEX DIALYSIS CLINIC OF CREVE COEUR, INC.

RENEX DIALYSIS CLINIC OF DOYLESTOWN, INC.

RENEX DIALYSIS CLINIC OF MAPLEWOOD, INC.

RENEX DIALYSIS CLINIC OF ORANGE, INC.

RENEX DIALYSIS CLINIC OF PHILADELPHIA, INC.

RENEX DIALYSIS CLINIC OF PITTSBURGH, INC.

RENEX DIALYSIS CLINIC OF SOUTH GEORGIA, INC.

RENEX DIALYSIS CLINIC OF ST. LOUIS, INC.

RENEX DIALYSIS CLINIC OF TAMPA, INC.

RENEX DIALYSIS CLINIC OF UNION, INC.

RENEX DIALYSIS CLINIC OF UNIVERSITY CITY, INC.

RENEX DIALYSIS CLINIC OF WOODBURY, INC.

RENEX DIALYSIS FACILITIES, INC.

ROSS DIALYSIS — ENGLEWOOD, LLC

S.A.K.D.C., INC.

SAINT LOUIS RENAL CARE, LLC

SAN DIEGO DIALYSIS SERVICES, INC.

SANTA BARBARA COMMUNITY DIALYSIS CENTER

SMYRNA DIALYSIS CENTER, LLC

SORB TECHNOLOGY, INC.

SPECTRA DIAGNOSTICS, LLC

SPECTRA EAST, INC.

SPECTRA LABORATORIES, INC.

SPECTRA MEDICAL DATA PROCESSING, LLC

SPECTRA RENAL RESEARCH, LLC

SSKG, INC.

ST. LOUIS REGIONAL DIALYSIS CENTER, INC.

STAT DIALYSIS CORPORATION

STONE MOUNTAIN DIALYSIS CENTER, LLC

STUTTGART DIALYSIS, LLC

TAPPAHANNOCK DIALYSIS CENTER, INC

TERRELL DIALYSIS CENTER, L.L.C.

THREE RIVERS DIALYSIS SERVICES, LLC

U.S. VASCULAR ACCESS HOLDINGS, LLC

WARRENTON DIALYSIS FACILITY, INC.

WEST END DIALYSIS CENTER, INC.

WEST PALM DIALYSIS, LLC

WHARTON DIALYSIS, INC.

WSKC DIALYSIS SERVICES, INC.

3.1(i) Place of Business: For each Transferring Affiliate, the principal place of business, chief executive office, and the offices where each Transferring Affiliate keeps substantially all its Records is 920 Winter Street, Waltham, MA 02451 and such other locations listed in Exhibit G.

3.1k(iv) Tradenames:	Fresenius Medical Care North America
Spectra Renal Management
Renal Care Group
National Nephrology Associates
TruBlu Logistics (FUSA Mfg)
Fresenius Health Partners
Fresenius Rx
Fresenius Vascular Care
Health IT Services - HITSG
Spectra Labs
US Vascular

Name Changes:	FMS Philadelphia Dialysis, LLC, f/k/a Fresenius Temple
Outpatient Dialysis Services, LLC
Fresenius Health Partners Care Systems, Inc., f/k/a
Renaissance Health Care, Inc.
Fresenius Health Partners, Inc., f/k/a Fresenius Medical
Care Health Plan, Inc.
Fresenius Medical Care Rx, LLC, f/k/a Specialty Care
Pharmacy, LLC Fresenius Vascular Care, Inc., f/k/a
National Vascular Care,Inc.
Acumen Physician Solutions, LLC f/k/a Health IT Services
Group, LLC

Mergers:

On February 29, 2008, FMCH completed the acquisition of MAX Well Medical, Inc., which was subsequently merged on April 14, 2009 into its subsidiary, Specialty Care Pharmacy, LLC, and renamed Fresenius Medical Care Rx, LLC

On April 1, 2010, Everest Dialysis Services, Inc., New York Dialysis Management, Inc. and FMS New York, Inc. were all merged into New York Dialysis Services, Inc.

On February 28, 2012, Liberty Dialysis Holdings, Inc., the owner of Liberty Dialysis and owner of a 51% stake in Renal Advantage Partners, LLC merged into a subsidiary of Bio-Medical Applications Management Co., Inc.

EXHIBIT K

to

AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT

FORM OF ACCOUNT AGENT AGREEMENT

K-1

ACCOUNT AGENT AGREEMENT

ACCOUNT AGENT AGREEMENT (this “Agreement”), dated as of August 28, 1997, made by each of the parties identified on the signature pages hereto as being a “Titleholder”, for the benefit of NMC Funding Corporation, a Delaware corporation (“NMC Funding”) and NationsBank, N.A., as agent (the “Agent”) for certain “Investors” (as defined below).

PRELIMINARY STATEMENTS:

(1)           National Medical Care, Inc., a Delaware corporation (“NMC”) has entered into that certain Transferring Affiliate Letter (as the same may from time to time be amended, restated, supplemented or otherwise modified, the “Transferring Affiliate Letter”) dated as of even date herewith with each of the “Transferring Affiliates” named therein, under which each such Transferring Affiliate has agreed to sell and assign on each day hereafter all of its right, title and interest in and to each “Receivable” and all “Related Security” (each as defined therein) to NMC accordance with the terms thereof.

(2)           NMC has entered into that certain Receivables Purchase Agreement (as the same may from time to time be amended, restated, supplemented or otherwise modified, the “BMA Transfer Agreement”) dated as of even date herewith with Bio-Medical Applications Management Company, Inc., a Delaware corporation (“BMA”), under which BMA has agreed to sell and assign on the date hereof all of its right, title and interest in and to each “Receivable” and all “Related Security” (each as defined therein) to NMC in accordance with the terms thereof.

(3)           NMC has entered into that certain Receivables Purchase Agreement (as the same may from time to time be amended, restated, supplemented or otherwise modified, the “Receivables Agreement”) dated as of even date herewith with NMC Funding, under which NMC has agreed to sell and assign on each day hereafter all of its right, title and interest in and to each “Receivable” and all “Related Security” (each as defined therein), including, without limitation, all Receivables and Related Security acquired by NMC from the Transferring Affiliates under the Transferring Affiliate Letter and from BMA under the BMA Transfer Agreement, to NMC Funding in accordance with the terms thereof.

(4)           NMC Funding has entered into that certain Transfer and Administration Agreement (as the same may from time to time be amended, restated, supplemented or otherwise modified, the “TAA”) dated as of even date herewith with Enterprise Funding Corporation (“Enterprise”), NMC, as the “Collection Agent” thereunder, certain “Bank Investors” from time to time party thereto (together with Enterprise, the “Investors”) and the Agent, under which NMC Funding shall from time to time sell and assign undivided percentage ownership interests in all “Receivables” and “Related Security” (each as defined therein), including, without limitation, in all Receivables and Related Security acquired by NMC Funding from NMC under the Receivables Agreement, to the Agent for the benefit of the Investors in accordance with the terms thereof.  Terms used herein and not otherwise defined herein shall have the meanings assigned under the TAA.

(5)           Each Titleholder maintains, for the benefit of certain of the Transferring Affiliates, one or more deposit accounts (each, a “Remittance Account”) to which Obligors on Receivables that have been originated by such Transferring Affiliate have been directed to remit payment on such Receivables.

(6)           NMC Funding, as a condition to its entering into the Receivables Agreement, and the Investors and the Agent, as a condition to their entering into the TAA, have required that the Titleholders enter into this Agreement.

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration (the sufficiency and receipt of which are acknowledged), each Titleholder agrees as follows:

ARTICLE XSECTION 1.  REPRESENTATIONS AND WARRANTIES.  EACH TITLEHOLDER REPRESENTS AND WARRANTS THAT:

(a)           Such Titleholder maintains one or more Remittance Accounts for the benefit of one or more Transferring Affiliates.  In each case, such Titleholder is acting exclusively in its capacity as agent for such Transferring Affiliate in the establishment and maintenance of each Remittance Account, and acts exclusively at the direction of such Transferring Affiliate in respect of the handling and disposition of all monies, checks, instruments, collections, remittances or other payment items received in the Remittance Accounts (the “Payment Items”).  Each Remittance Account exists solely for the administrative convenience of the applicable Transferring Affiliate.

(b)           Such Titleholder does not hold or claim any lien, security interest, charge or encumbrance, or other right or claim in, of or on (i) any Receivables originated by any Transferring Affiliate, (ii) any Payment Items in respect of any such Receivables or (iii) any Related Security with respect to any of the foregoing (collectively, the “Affected Assets”).  To the extent that the Titleholder at any time comes into possession, whether by reason of a remittance to a Remittance Account or otherwise, of any Affected Assets, such Titleholder holds such Affected Assets in trust for the benefit of the applicable Transferring Affiliate.

(c)           Such Titleholder satisfies, upon execution and delivery of this Agreement, the requirements set forth in the Receivables Agreement and the TAA for being a “Designated Account Agent” for purposes of those agreements.

(d)           Such Titleholder is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation and has all corporate power and all material governmental licenses, authorizations, consents and approvals required to carry on its business in each jurisdiction in which its business is now conducted.  Such Titleholder is duly qualified to do business in, and is in good standing in, every other jurisdiction in which the nature of its business requires it to be so qualified, except where the failure to be so qualified or in good standing would not have a Material Adverse Effect.

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(e)           The maintenance of each Remittance Account for the benefit of the applicable Transferring Affiliates, and the execution, delivery and performance by such Titleholder of this Agreement, are within such Titleholder’s corporate powers, have been duly authorized by all necessary corporate action, require no action by or in respect of, or filing with, any Official Body or official thereof and do not contravene, or constitute a default under, any provision of applicable law, rule or regulation (including, without limitation, any CHAMPUS/VA Regulation, any Medicaid Regulation or any Medicare Regulation) or of the Certificate of Incorporation or By-laws of such Titleholder or of any agreement, judgment, injunction, order, writ, decree or other instrument binding upon such Titleholder.

(f)            This Agreement constitutes the legal, valid and binding obligation of such Titleholder, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium or other similar laws affecting the rights of creditors generally.

(g)           Each Remittance Account meets the requirements for being a Special Account under the terms of each of the Receivables Agreement and the TAA, and a Special Account Letter is in effect with respect thereto.  The names and addresses of each Remittance Account, together with the account numbers thereof and the Special Account Banks with respect thereto, are specified in Exhibit C to the Receivables Agreement (as the same may be amended from time to time in accordance with the terms of the Receivables Agreement).  Neither such Titleholder nor, to the best of such Titleholder’s knowledge, any Transferring Affiliate has granted to any Person dominion and control over any Remittance Account or the right to take dominion and control over any Remittance Account at a future time or upon the occurrence of a future event and each Remittance Account is otherwise free and clear of any Adverse Claim.

On each day that a “Purchase” is made under the Receivables Agreement, each Titleholder shall be deemed to have certified that all representations and warranties described in this Section 1 are correct on and as of such day as though made on and as of such day.

SECTION 2.  Acknowledgement of Interest.  Each Titleholder acknowledges (i) that it has received a copy of each of the Transferring Affiliate Letter, the Receivables Agreement and the TAA, (ii) the ownership and related interests transferred to each of NMC, NMC Funding and the Agent, for the benefit of the Investors, thereunder and (iii) that for purposes of uniform Commercial Code Section 9-305, it has received adequate notice of each of such interests.

SECTION 3.  Covenants.  At all times from the date hereof to the Collection Date, unless each of NMC Funding and the Agent shall otherwise consent in writing, each Titleholder agrees that:

(a)           Such Titleholder shall take all action, or omit to take all action, required to be taken (or to be omitted) by each Transferring Affiliate as it may relate to the Remittance Accounts under the Transferring Affiliate Letter, the Receivables Agreement, or the TAA, including, without limitation any such action that relates to any covenant or

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undertaking on the part of such Transferring Affiliate or any of its assigns in respect of “Special Accounts,” the “Concentration Account” or any “Designated Account Agent” thereunder.

(b)           Such Titleholder will furnish to each of NMC Funding and the Agent from time to time such information with respect to the activity in the Remittance Accounts as NMC Funding or the Agent may reasonably request, and will at any time and from time to time during regular business hours permit NMC Funding and the Agent, or any of their respective agents or representatives, (i) to examine and make copies of and take abstracts from records of such Titleholder in respect of the Remittance Accounts and (ii) to visit the offices and properties of such Titleholder for the purpose of examining such records.

(c)           Such Titleholder will not sell, assign (by of law or otherwise) or otherwise dispose of, or create suffer to exist any Adverse Claim upon (or the filing of any financing statement against) or with respect to any of the Affected Assets or any of the Remittance Accounts.  The Payment Items mailed to, and funds deposited to or otherwise available in, the Remittance Accounts will not be subject to deduction, set-off, banker’s lien, or any other right in favor of such Titleholder, all of which such Titleholder hereby waives.  To the extent there are any amounts due to any Titleholder in respect of its fees and expenses for the maintenance and operation of any of the Remittance Accounts, or in respect of any other claim such Titleholder may from time to time hold against any Transferring Affiliate or any affiliate thereof, such claims shall be settled separately as between such Titleholder and such Transferring Affiliate (or other affiliate), by disbursement from the general operating funds of the applicable Transferring Affiliate (or other affiliate) and not by way of set-off against, or otherwise from, funds at any rime available in the Remittance Accounts.

SECTION 4.  Miscellaneous.

(a)           This Agreement may not be terminated at any time by or as to any Titleholder except in accordance with the terms of the Receivables Agreement.

(b)           Neither this Agreement nor any provision hereof may be changed, amended, modified or waived orally but only by an instrument writing signed by NMC Funding and the Agent.

(c)           No Titleholder may assign or transfer any of its rights or obligations hereunder without the prior written consent of NMC Funding and the Agent.  Subject to the preceding sentence, this Agreement shall be binding upon each of the parties hereto and their respective successors and assigns, and shall inure to the benefit of, and be enforceable by, NMC Funding, the Agent, each of the Titleholders and their respective successors and assigns.

[Remainder of page intentionally left blank]

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IN WITNESS WHEREOF, each party hereto has caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

Titleholders:	BIO-MEDICAL APPLICATIONS MANAGEMENT COMPANY, INC.

By
Title:

HOME NUTRITIONAL SERVICES, INC.

By
Title:

Accepted and agreed as of
the date first above written:

NMC FUNDING CORPORATION

By
Title:

NATIONSBANK, N.A., as Agent

By
Title:

Signature Page to Account Agent Agreement
Dated as of August 28, 1997